UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	DECEMBER 31, 2014

VP Balanced Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	9.85%(1)	11.14%	6.53%	7.36%	5/1/91
Blended Index(2)	—	10.62%	11.18%	6.77%	8.61%(3)	—
S&P 500 Index	—	13.69%	15.45%	7.67%	9.69%(3)	—
Barclays U.S. Aggregate Bond Index	—	5.97%	4.45%	4.71%	6.31%(3)	—

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)
The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays U.S. Aggregate Bond Index.

(3)	Since April 30, 1991, the date nearest the Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2004

Value on December 31, 2014
Class I — $18,833*

Blended Index — $19,246

S&P 500 Index — $20,947

Barclays U.S. Aggregate Bond Index — $15,842

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I 0.91%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin, Claudia Musat

Fixed-Income Portfolio Managers: David MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

VP Balanced returned 9.85%* for the fiscal year ended December 31, 2014. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index) returned 10.62%. The equity portion of VP Balanced underperformed the 13.69% return of the S&P 500 Index, while the fixed-income component outperformed the 5.97% return of the Barclays U.S. Aggregate Bond Index.

Financials Stocks Led Equity Detractors

Stock selection in the financials sector was a main driver of underperformance, particularly in capital markets holdings and thrifts and mortgage finance companies. Positioning among real estate investment trusts also weighed on results. Leading underperformers included a portfolio-only position in mortgage service provider Ocwen Financial Corporation, which fell steeply in light of possible legal action by a group of investors as well as a New York State investigation into conflicts of interest. The holding was sold due to its uncertain future. A portfolio-only position in investment management company Waddell & Reed Financial, which declined despite repeatedly beating quarterly earnings expectations on concerns over expense management and insider selling, hampered results. In spite of the recent investor skittishness surrounding the stock, we find the holding compelling given its very attractive valuation and quality insights.

Health care was also an area of detraction, driven by positioning among health care providers and services and biotechnology holdings. Not owning biotechnology company Gilead Sciences during much of the year hurt returns as the company appreciated on robust earnings due to strong sales of its Sovaldi Hepatitis C treatment. Given improvements in most factors toward the end of the year, the stock was added to the portfolio.

Overweight positions in a number of retailers in the consumer discretionary sector also detracted from returns. The portfolio’s position in office products superstore Staples hurt results, declining on disappointing revenues and profits and an announcement of 225 store closings. Elsewhere in the sector, casino game equipment maker International Game Technology fell on disappointing earnings stemming from declining slot machine sales. We ultimately exited our positions in both holdings.

Positive contribution came from stock selection in the industrials and consumer staples sectors. Airline holdings, such as Southwest Airlines, were particularly beneficial. The company’s stock soared on robust revenues and earnings driven by rising traffic and declining oil prices. Among consumer staples, strong returns from several poultry processors in the food products industry and beverage manufacturers bolstered gains, although no single holding was a leading portfolio outperformer.

Positioning in the information technology and energy sectors also helped relative performance. Semiconductor manufacturer Intel advanced on improving demand for computers and data center services, which translated to strong, above-consensus earnings and positioned the holding as a top fund outperformer. Drilling and rig services provider Nabors Industries rose on solid earnings and merger news during the first half of the year, helping to bolster the fund’s performance. Given its substantial appreciation we opted to lock in gains and exited the position.

* Returns would have been lower if a portion of the management fee had not been waived.

Elsewhere in the fund, leading individual contribution came from a portfolio-only position in apparel manufacturer Hanesbrands, which appreciated on solid earnings growth. In addition, the company’s announced intent to purchase French clothing manufacturer DBApparel, thereby increasing exposure in Europe, helped to drive its stock price higher. We sold out of the holding after substantial appreciation caused its valuation insights to become less attractive. Likewise, an underweight position in online retailer Amazon.com benefited the fund as concerns about the company’s profitability amid rising capital expenditures and falling margins pushed the stock price down. The position was subsequently liquidated.

Fixed-Income Portfolio Advanced

We continued to underweight Treasuries and government agencies relative to the fixed-income benchmark in favor of spread (non-Treasury) sectors, including corporate credit and securitized sectors. These overweights aided performance, as spread sectors generally outperformed Treasuries on relatively stronger results generated during the first half of the year. Within the investment-grade corporate allocation, security selection contributed favorably to performance. But a small, out-of-benchmark position in high-yield securities detracted from performance, as weak returns among high-yield bonds in the second half of the year offset a large portion of the gains experienced earlier in the year.

Security selection within the securitized sector also contributed favorably to performance. In particular, our selections among traditional pass-through mortgage-backed securities, non-agency commercial mortgage-backed securities and collateralized mortgage obligations, and asset-backed securities broadly contributed to performance.

In addition, the portfolio’s out-of-benchmark allocation to non-U.S.-dollar-denominated securities aided relative performance. Specifically, we held a mix of European bonds (including positions in European banks) that benefited from falling interest rates in Europe. In the fourth quarter of 2014, we took profits in the sovereign bond portion of the non-dollar allocation and began focusing on the European financial sector to take advantage of an expected quantitative easing program from the European Central Bank.

Anticipating a gradual increase in interest rates, we maintained a shorter-than-benchmark duration (less price sensitivity to interest rate changes) throughout the period. This strategy detracted from results, as interest rates generally declined throughout the year. We reduced the portfolio’s short duration position during the fourth quarter because the timetable for U.S. interest rate increases appeared to be extending.

Outlook

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course into 2015. Recent economic indicators such as improvements in consumer confidence and rising corporate profits and revenues point to a sustainable rebound, and economic growth is likely to further benefit from the ongoing recovery in the labor and housing markets. We expect interest rates and inflation to remain at current historically low levels in the near term, but longer-term increases are likely based on improving economic fundamentals and wage growth. Continued political instability in non-U.S. markets and the potential for rising inflation and interest rates at home could lead to heightened market volatility. We believe that our disciplined, objective, and systematic investment strategy, for both the equity and fixed-income components of the portfolio, is particularly beneficial during periods of volatility and we adhere to our process regardless of the market environment, allowing us to take advantage of opportunities presented by market inefficiencies.

Fund Characteristics

DECEMBER 31, 2014
Top Ten Common Stocks	% of net assets
Apple, Inc.	1.8%
Microsoft Corp.	1.7%
Johnson & Johnson	1.4%
Intel Corp.	1.2%
Pfizer, Inc.	1.1%
Oracle Corp.	1.0%
Cisco Systems, Inc.	1.0%
Amgen, Inc.	1.0%
Merck & Co., Inc.	1.0%
International Business Machines Corp.	0.9%

Top Five Common Stocks Industries	% of net assets
Pharmaceuticals	4.4%
Technology Hardware, Storage and Peripherals	3.4%
Software	3.2%
Biotechnology	3.1%
Oil, Gas and Consumable Fuels	2.8%

Key Fixed-Income Portfolio Statistics
Average Duration (effective)	5.2 years
Weighted Average Life	7.1 years

Types of Investments in Portfolio	% of net assets
Common Stocks	59.6%
Corporate Bonds	11.4%
U.S. Government Agency Mortgage-Backed Securities	11.1%
U.S. Treasury Securities	9.5%
Collateralized Mortgage Obligations	2.3%
Commercial Mortgage-Backed Securities	2.1%
Asset-Backed Securities	1.3%
Municipal Securities	0.5%
Sovereign Governments and Agencies	0.5%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	(0.9)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1) 7/1/14 - 12/31/14	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,041.30	$4.22	0.82%
Class I (before waiver)	$1,000	$1,041.30(2)	$4.63	0.90%
Hypothetical
Class I (after waiver)	$1,000	$1,021.07	$4.18	0.82%
Class I (before waiver)	$1,000	$1,020.67(2)	$4.58	0.90%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

Schedule of Investments

DECEMBER 31, 2014

	Shares/ Principal Amount	Value
COMMON STOCKS — 59.6%
Aerospace and Defense — 2.4%
Boeing Co. (The)	2,864	$372,263
Honeywell International, Inc.	9,698	969,024
Lockheed Martin Corp.	5,019	966,509
Teledyne Technologies, Inc.(1)	318	32,671
United Technologies Corp.	8,455	972,325
		3,312,792
Air Freight and Logistics — 0.8%
United Parcel Service, Inc., Class B	9,364	1,040,996
Airlines — 0.6%
Southwest Airlines Co.	21,105	893,164
Auto Components — 0.5%
Magna International, Inc.	5,832	633,880
Banks — 2.1%
Bank of America Corp.	42,551	761,237
Citigroup, Inc.	1,282	69,369
First Horizon National Corp.	3,589	48,739
JPMorgan Chase & Co.	17,889	1,119,494
SunTrust Banks, Inc.	8,448	353,971
Wells Fargo & Co.	9,292	509,387
		2,862,197
Beverages — 0.7%
Coca-Cola Co. (The)	1,176	49,650
Dr Pepper Snapple Group, Inc.	12,032	862,454
		912,104
Biotechnology — 3.1%
Amgen, Inc.	8,398	1,337,717
Biogen Idec, Inc.(1)	3,042	1,032,607
Celgene Corp.(1)	6,542	731,788
Gilead Sciences, Inc.(1)	12,941	1,219,819
		4,321,931
Capital Markets — 1.1%
Franklin Resources, Inc.	12,210	676,068
Morgan Stanley	10,143	393,548
T. Rowe Price Group, Inc.	1,860	159,700
Waddell & Reed Financial, Inc., Class A	7,016	349,537
		1,578,853
Chemicals — 2.5%
Albemarle Corp.	3,082	185,321
Cabot Corp.	8,560	375,441
Dow Chemical Co. (The)	19,057	869,190

	Shares/ Principal Amount	Value
E.I. du Pont de Nemours & Co.	12,288	$908,575
Eastman Chemical Co.	7,437	564,171
International Flavors & Fragrances, Inc.	1,314	133,187
LyondellBasell Industries NV, Class A	4,623	367,020
		3,402,905
Commercial Services and Supplies — 0.2%
Cintas Corp.	1,207	94,677
Pitney Bowes, Inc.	7,024	171,175
		265,852
Communications Equipment — 1.8%
Cisco Systems, Inc.	48,467	1,348,110
QUALCOMM, Inc.	16,050	1,192,996
		2,541,106
Consumer Finance — 0.2%
Cash America International, Inc.	12,491	282,546
Containers and Packaging — 0.9%
Ball Corp.	10,385	707,945
Sonoco Products Co.	11,221	490,358
		1,198,303
Diversified Consumer Services — 0.5%
H&R Block, Inc.	21,063	709,402
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(1)	3,076	461,862
Voya Financial, Inc.	14,151	599,719
		1,061,581
Diversified Telecommunication Services — 0.8%
AT&T, Inc.	17,989	604,250
Verizon Communications, Inc.	9,165	428,739
		1,032,989
Electric Utilities — 0.5%
Entergy Corp.	7,926	693,366
Electrical Equipment — 0.5%
Emerson Electric Co.	11,258	694,956
Electronic Equipment, Instruments and Components — 0.2%
TE Connectivity Ltd.	4,486	283,740
Energy Equipment and Services — 1.5%
Baker Hughes, Inc.	6,970	390,808
National Oilwell Varco, Inc.	8,243	540,164
Schlumberger Ltd.	12,887	1,100,678
		2,031,650
Food and Staples Retailing — 0.8%
Wal-Mart Stores, Inc.	12,536	1,076,592
Food Products — 2.3%
Archer-Daniels-Midland Co.	17,970	934,440
Bunge Ltd.	7,005	636,824

	Shares/ Principal Amount	Value
Ingredion, Inc.	7,059	$598,886
Pilgrim's Pride Corp.(1)	14,281	468,274
Pinnacle Foods, Inc.	2,834	100,040
Sanderson Farms, Inc.	5,647	474,489
		3,212,953
Gas Utilities — 0.1%
New Jersey Resources Corp.	2,234	136,721
Health Care Equipment and Supplies — 1.8%
Becton Dickinson and Co.	5,025	699,279
C.R. Bard, Inc.	1,155	192,446
Medtronic, Inc.	14,164	1,022,641
St. Jude Medical, Inc.	9,694	630,401
		2,544,767
Health Care Providers and Services — 0.6%
Aetna, Inc.	8,502	755,233
Hotels, Restaurants and Leisure — 1.5%
Brinker International, Inc.	2,541	149,131
Chipotle Mexican Grill, Inc.(1)	623	426,450
Las Vegas Sands Corp.	6,421	373,445
Royal Caribbean Cruises Ltd.	7,695	634,299
SeaWorld Entertainment, Inc.	6,129	109,709
Wyndham Worldwide Corp.	4,463	382,747
		2,075,781
Household Durables — 0.2%
Newell Rubbermaid, Inc.	8,816	335,801
Household Products — 1.5%
Energizer Holdings, Inc.	6,001	771,489
Kimberly-Clark Corp.	7,402	855,227
Procter & Gamble Co. (The)	4,470	407,172
Spectrum Brands Holdings, Inc.	715	68,411
		2,102,299
Industrial Conglomerates — 1.1%
3M Co.	6,354	1,044,089
General Electric Co.	21,230	536,482
		1,580,571
Insurance — 2.7%
Allstate Corp. (The)	7,149	502,217
American International Group, Inc.	18,387	1,029,856
Amtrust Financial Services, Inc.	12,301	691,931
Aspen Insurance Holdings Ltd.	9,639	421,899
Hanover Insurance Group, Inc. (The)	7,007	499,739
PartnerRe Ltd.	776	88,565
RenaissanceRe Holdings Ltd.	5,121	497,864
		3,732,071
Internet and Catalog Retail — 0.7%
Expedia, Inc.	2,584	220,570

	Shares/ Principal Amount	Value
Priceline Group, Inc. (The)(1)	670	$763,941
		984,511
Internet Software and Services — 1.3%
eBay, Inc.(1)	16,787	942,087
Google, Inc., Class A(1)	1,540	817,216
		1,759,303
IT Services — 1.2%
Amdocs Ltd.	7,972	371,934
International Business Machines Corp.	7,642	1,226,082
		1,598,016
Machinery — 1.3%
Caterpillar, Inc.	9,179	840,154
Parker-Hannifin Corp.	5,892	759,774
Stanley Black & Decker, Inc.	2,391	229,727
		1,829,655
Media — 0.5%
Cablevision Systems Corp., Class A	7,501	154,821
DIRECTV(1)	1,027	89,041
Omnicom Group, Inc.	792	61,356
Viacom, Inc., Class B	5,003	376,476
Walt Disney Co. (The)	517	48,696
		730,390
Multi-Utilities†
Vectren Corp.	1,326	61,301
Multiline Retail — 1.5%
Dillard's, Inc., Class A	4,838	605,621
Kohl's Corp.	11,046	674,248
Macy's, Inc.	12,292	808,199
		2,088,068
Oil, Gas and Consumable Fuels — 2.8%
Chevron Corp.	2,832	317,694
ConocoPhillips	10,067	695,227
EOG Resources, Inc.	8,967	825,592
Exxon Mobil Corp.	12,618	1,166,534
Tesoro Corp.	741	55,093
Valero Energy Corp.	14,933	739,183
		3,799,323
Pharmaceuticals — 4.4%
AbbVie, Inc.	18,224	1,192,579
Johnson & Johnson	19,008	1,987,666
Merck & Co., Inc.	23,459	1,332,237
Pfizer, Inc.	49,376	1,538,062
		6,050,544
Professional Services — 0.3%
Manpowergroup, Inc.	5,859	399,408

	Shares/ Principal Amount	Value
Real Estate Investment Trusts (REITs) — 1.3%
Corrections Corp. of America	1,543	$56,073
Geo Group, Inc. (The)	4,052	163,539
Hospitality Properties Trust	6,226	193,006
Host Hotels & Resorts, Inc.	30,692	729,549
LaSalle Hotel Properties	6,123	247,798
Post Properties, Inc.	855	50,248
Potlatch Corp.	2,690	112,630
Rayonier, Inc.	9,631	269,090
		1,821,933
Semiconductors and Semiconductor Equipment — 2.2%
Broadcom Corp., Class A	18,516	802,298
Intel Corp.	44,027	1,597,740
Texas Instruments, Inc.	12,229	653,824
		3,053,862
Software — 3.2%
Microsoft Corp.	50,662	2,353,250
Oracle Corp.	31,920	1,435,442
Symantec Corp.	5,958	152,853
Synopsys, Inc.(1)	11,690	508,164
		4,449,709
Specialty Retail — 1.0%
AutoZone, Inc.(1)	664	411,089
Foot Locker, Inc.	6,309	354,440
Lowe's Cos., Inc.	7,979	548,955
		1,314,484
Technology Hardware, Storage and Peripherals — 3.4%
Apple, Inc.	22,606	2,495,250
EMC Corp.	13,701	407,468
Hewlett-Packard Co.	27,129	1,088,687
Western Digital Corp.	6,780	750,546
		4,741,951
Thrifts and Mortgage Finance — 0.2%
EverBank Financial Corp.	16,516	314,795
TOTAL COMMON STOCKS (Cost $63,992,705)		82,304,355
CORPORATE BONDS — 11.4%
Aerospace and Defense — 0.1%
L-3 Communications Corp., 4.75%, 7/15/20	$40,000	43,010
Lockheed Martin Corp., 4.25%, 11/15/19	30,000	32,737
Raytheon Co., 2.50%, 12/15/22	30,000	29,281
United Technologies Corp., 6.05%, 6/1/36	20,000	26,478
United Technologies Corp., 5.70%, 4/15/40	30,000	37,781
United Technologies Corp., 4.50%, 6/1/42	10,000	10,932
		180,219

	Shares/ Principal Amount	Value
Auto Components†
Tenneco, Inc., 6.875%, 12/15/20	$10,000	$10,625
Automobiles — 0.2%
American Honda Finance Corp., 1.50%, 9/11/17(2)	10,000	10,016
American Honda Finance Corp., 2.125%, 10/10/18	20,000	20,140
Ford Motor Co., 4.75%, 1/15/43	10,000	10,593
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	90,000	97,865
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	50,000	57,970
General Motors Co., 5.00%, 4/1/35	10,000	10,446
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(2)	30,000	30,300
		237,330
Banks — 1.5%
Bank of America Corp., 4.50%, 4/1/15	10,000	10,095
Bank of America Corp., 3.75%, 7/12/16	60,000	62,183
Bank of America Corp., 6.50%, 8/1/16	50,000	53,899
Bank of America Corp., 5.75%, 12/1/17	50,000	55,286
Bank of America Corp., 5.70%, 1/24/22	40,000	46,406
Bank of America Corp., 4.10%, 7/24/23	30,000	31,629
Bank of America Corp., MTN, 4.00%, 4/1/24	20,000	20,849
Bank of America Corp., MTN, 4.20%, 8/26/24	30,000	30,598
Bank of America Corp., MTN, 5.00%, 1/21/44	20,000	22,486
Bank of America N.A., 5.30%, 3/15/17	240,000	257,949
Bank of Nova Scotia, 2.55%, 1/12/17	30,000	30,783
BB&T Corp., MTN, 3.20%, 3/15/16	30,000	30,704
BB&T Corp., MTN, 2.05%, 6/19/18	20,000	20,150
Branch Banking & Trust Co., 3.80%, 10/30/26	20,000	20,439
Capital One Financial Corp., 1.00%, 11/6/15	20,000	19,988
Citigroup, Inc., 4.45%, 1/10/17	30,000	31,729
Citigroup, Inc., 5.50%, 2/15/17	20,000	21,512
Citigroup, Inc., 1.75%, 5/1/18	90,000	89,026
Citigroup, Inc., 4.50%, 1/14/22	90,000	98,497
Citigroup, Inc., 4.05%, 7/30/22	20,000	20,727
Citigroup, Inc., 3.75%, 6/16/24	120,000	122,890
Citigroup, Inc., 6.00%, 10/31/33	20,000	23,671
Citigroup, Inc., 6.68%, 9/13/43	10,000	12,978
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	80,000	85,234
Fifth Third Bancorp, 4.30%, 1/16/24	20,000	21,002
HSBC Holdings plc, 5.10%, 4/5/21	20,000	22,639
HSBC Holdings plc, 4.00%, 3/30/22	20,000	21,319
JPMorgan Chase & Co., 6.00%, 1/15/18	105,000	117,527
JPMorgan Chase & Co., 4.625%, 5/10/21	60,000	66,127
JPMorgan Chase & Co., 3.25%, 9/23/22	40,000	40,301
JPMorgan Chase & Co., 3.625%, 5/13/24	70,000	71,737
JPMorgan Chase & Co., 3.875%, 9/10/24	30,000	30,062
KeyCorp, MTN, 2.30%, 12/13/18	40,000	40,175
KFW, 2.00%, 6/1/16	60,000	61,262

	Shares/ Principal Amount	Value
KFW, 2.00%, 10/4/22	$50,000	$49,342
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	40,000	43,605
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	30,000	31,031
SunTrust Banks, Inc., 3.60%, 4/15/16	11,000	11,351
U.S. Bancorp, 3.44%, 2/1/16	30,000	30,729
U.S. Bancorp, MTN, 3.00%, 3/15/22	20,000	20,232
U.S. Bancorp, MTN, 2.95%, 7/15/22	10,000	9,874
U.S. Bancorp, MTN, 3.60%, 9/11/24	40,000	40,703
Wells Fargo & Co., 3.68%, 6/15/16	30,000	31,137
Wells Fargo & Co., 4.125%, 8/15/23	50,000	52,536
Wells Fargo & Co., MTN, 4.60%, 4/1/21	50,000	55,709
Wells Fargo & Co., MTN, 4.10%, 6/3/26	30,000	30,704
Wells Fargo & Co., MTN, 4.65%, 11/4/44	10,000	10,361
		2,129,173
Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	50,000	60,616
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	40,000	45,356
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	70,000	68,147
Coca-Cola Co. (The), 1.80%, 9/1/16	40,000	40,694
		214,813
Biotechnology — 0.1%
Amgen, Inc., 2.125%, 5/15/17	40,000	40,551
Amgen, Inc., 4.10%, 6/15/21	20,000	21,494
Amgen, Inc., 5.375%, 5/15/43	40,000	46,649
Celgene Corp., 3.25%, 8/15/22	20,000	20,162
Celgene Corp., 3.625%, 5/15/24	10,000	10,231
Gilead Sciences, Inc., 4.40%, 12/1/21	40,000	44,170
		183,257
Capital Markets — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	20,000	21,225
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	100,000	112,070
Jefferies Group, Inc., 5.125%, 4/13/18	30,000	31,686
		164,981
Chemicals — 0.2%
Ashland, Inc., 4.75%, 8/15/22	40,000	40,200
Dow Chemical Co. (The), 2.50%, 2/15/16	20,000	20,360
Dow Chemical Co. (The), 4.25%, 11/15/20	20,000	21,438
Eastman Chemical Co., 2.70%, 1/15/20	30,000	30,205
Eastman Chemical Co., 3.60%, 8/15/22	30,000	30,429
Ecolab, Inc., 4.35%, 12/8/21	30,000	32,737
Mosaic Co. (The), 4.25%, 11/15/23	20,000	21,143
Mosaic Co. (The), 5.625%, 11/15/43	20,000	23,007
		219,519
Commercial Services and Supplies — 0.1%
Clean Harbors, Inc., 5.25%, 8/1/20	30,000	30,300
Covanta Holding Corp., 5.875%, 3/1/24	30,000	30,675

	Shares/ Principal Amount	Value
Pitney Bowes, Inc., 4.625%, 3/15/24	$20,000	$20,510
Republic Services, Inc., 3.55%, 6/1/22	50,000	51,414
		132,899
Communications Equipment — 0.1%
Apple, Inc., 1.00%, 5/3/18	30,000	29,540
Apple, Inc., 2.85%, 5/6/21	30,000	30,715
Apple, Inc., 3.45%, 5/6/24	40,000	41,941
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	60,000	59,704
Cisco Systems, Inc., 5.90%, 2/15/39	20,000	25,262
		187,162
Construction Materials†
Owens Corning, 4.20%, 12/15/22	30,000	30,496
Consumer Finance — 0.3%
American Express Co., 1.55%, 5/22/18	20,000	19,826
American Express Credit Corp., 1.30%, 7/29/16	40,000	40,200
CIT Group, Inc., 4.25%, 8/15/17	80,000	81,800
CIT Group, Inc., 5.00%, 8/15/22	20,000	20,625
Equifax, Inc., 3.30%, 12/15/22	30,000	29,712
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	70,000	71,225
John Deere Capital Corp., MTN, 3.15%, 10/15/21	20,000	20,768
PNC Bank N.A., 6.00%, 12/7/17	80,000	89,384
Synchrony Financial, 3.00%, 8/15/19	10,000	10,116
		383,656
Containers and Packaging — 0.1%
Ball Corp., 6.75%, 9/15/20	30,000	31,350
Ball Corp., 4.00%, 11/15/23	30,000	29,100
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	40,000	39,000
Rock-Tenn Co., 3.50%, 3/1/20	20,000	20,319
Rock-Tenn Co., 4.00%, 3/1/23	40,000	40,819
		160,588
Diversified Consumer Services†
Catholic Health Initiatives, 1.60%, 11/1/17	10,000	9,967
Catholic Health Initiatives, 2.95%, 11/1/22	20,000	19,630
Johns Hopkins University, 4.08%, 7/1/53	10,000	10,506
		40,103
Diversified Financial Services — 0.9%
Ally Financial, Inc., 2.75%, 1/30/17	50,000	49,969
General Electric Capital Corp., MTN, 2.30%, 4/27/17	60,000	61,493
General Electric Capital Corp., MTN, 5.625%, 9/15/17	150,000	166,583
General Electric Capital Corp., MTN, 6.00%, 8/7/19	120,000	139,723
General Electric Capital Corp., MTN, 4.65%, 10/17/21	20,000	22,576
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	40,000	40,422
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	180,000	184,751
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	30,000	34,734
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	50,000	51,967

	Shares/ Principal Amount	Value
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	$40,000	$50,391
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	10,000	10,754
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17	30,000	30,075
Morgan Stanley, 3.70%, 10/23/24	10,000	10,157
Morgan Stanley, 5.00%, 11/24/25	120,000	128,216
Morgan Stanley, MTN, 6.625%, 4/1/18	90,000	102,589
Morgan Stanley, MTN, 5.625%, 9/23/19	80,000	90,398
UBS AG (Stamford Branch), 5.875%, 12/20/17	100,000	111,744
		1,286,542
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 2.625%, 12/1/22	50,000	47,706
AT&T, Inc., 6.55%, 2/15/39	42,000	51,940
AT&T, Inc., 4.30%, 12/15/42	40,000	38,179
British Telecommunications plc, 5.95%, 1/15/18	40,000	44,639
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	30,000	32,550
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)	20,000	20,328
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	30,000	34,842
Frontier Communications Corp., 8.25%, 4/15/17	20,000	22,350
Orange SA, 4.125%, 9/14/21	40,000	42,914
Telecom Italia Capital SA, 7.00%, 6/4/18	40,000	44,600
Telecom Italia Capital SA, 6.00%, 9/30/34	20,000	20,100
Verizon Communications, Inc., 3.65%, 9/14/18	90,000	95,155
Verizon Communications, Inc., 4.50%, 9/15/20	20,000	21,732
Verizon Communications, Inc., 5.15%, 9/15/23	60,000	66,301
Verizon Communications, Inc., 5.05%, 3/15/34	100,000	106,872
Verizon Communications, Inc., 4.40%, 11/1/34	10,000	9,972
Verizon Communications, Inc., 4.75%, 11/1/41	20,000	20,582
Verizon Communications, Inc., 6.55%, 9/15/43	23,000	29,510
Verizon Communications, Inc., 4.86%, 8/21/46(2)	37,000	38,100
Verizon Communications, Inc., 5.01%, 8/21/54(2)	21,000	21,821
Windstream Corp., 7.875%, 11/1/17	20,000	21,725
		831,918
Electrical Equipment†
Belden, Inc., 5.25%, 7/15/24(2)	30,000	28,950
Electronic Equipment, Instruments and Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	70,000	75,338
Jabil Circuit, Inc., 5.625%, 12/15/20	10,000	10,644
		85,982
Energy Equipment and Services — 0.1%
Ensco plc, 3.25%, 3/15/16	30,000	30,563
Ensco plc, 4.70%, 3/15/21	40,000	40,235
Schlumberger Investment SA, 3.65%, 12/1/23	40,000	41,893
Transocean, Inc., 2.50%, 10/15/17	20,000	17,694
Transocean, Inc., 6.50%, 11/15/20	10,000	9,495
Transocean, Inc., 6.375%, 12/15/21	10,000	9,237
Weatherford International Ltd., 4.50%, 4/15/22	20,000	17,827
		166,944

	Shares/ Principal Amount	Value
Food and Staples Retailing — 0.2%
CVS Health Corp., 2.75%, 12/1/22	$35,000	$34,149
Delhaize Group SA, 4.125%, 4/10/19	30,000	31,535
Delhaize Group SA, 5.70%, 10/1/40	10,000	10,528
Kroger Co. (The), 6.40%, 8/15/17	50,000	55,924
Kroger Co. (The), 3.30%, 1/15/21	30,000	30,485
Sysco Corp., 3.50%, 10/2/24	30,000	30,983
Wal-Mart Stores, Inc., 2.55%, 4/11/23	10,000	9,868
Wal-Mart Stores, Inc., 4.30%, 4/22/44	60,000	65,772
		269,244
Food Products — 0.1%
Kellogg Co., 4.45%, 5/30/16	50,000	52,614
Kraft Foods Group, Inc., 5.00%, 6/4/42	20,000	22,101
Mondelez International, Inc., 4.00%, 2/1/24	40,000	41,928
Mondelez International, Inc., 6.50%, 2/9/40	14,000	18,724
Tyson Foods, Inc., 4.50%, 6/15/22	30,000	32,531
		167,898
Gas Utilities — 0.6%
Access Midstream Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	60,000	62,850
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	30,000	33,961
Enable Midstream Partners LP, 3.90%, 5/15/24(2)	30,000	28,972
Enbridge Energy Partners LP, 6.50%, 4/15/18	30,000	34,005
Enbridge, Inc., 4.50%, 6/10/44	20,000	17,333
Energy Transfer Equity LP, 7.50%, 10/15/20	30,000	33,450
Energy Transfer Partners LP, 4.15%, 10/1/20	40,000	41,058
Energy Transfer Partners LP, 3.60%, 2/1/23	30,000	29,080
Energy Transfer Partners LP, 6.50%, 2/1/42	20,000	23,067
Enterprise Products Operating LLC, 3.70%, 6/1/15	20,000	20,231
Enterprise Products Operating LLC, 6.30%, 9/15/17	30,000	33,564
Enterprise Products Operating LLC, 4.85%, 3/15/44	70,000	73,277
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	20,000	21,953
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	20,000	19,864
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	50,000	55,824
Kinder Morgan, Inc., 7.25%, 6/1/18	20,000	22,680
Magellan Midstream Partners LP, 6.55%, 7/15/19	40,000	46,787
Magellan Midstream Partners LP, 5.15%, 10/15/43	10,000	10,641
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	20,000	19,650
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.75%, 11/1/20	10,000	10,450
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.50%, 8/15/21	11,000	11,385
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	40,000	40,279
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	40,000	38,425
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	40,000	36,600

	Shares/ Principal Amount	Value
TransCanada PipeLines Ltd., 2.50%, 8/1/22	$30,000	$28,309
Williams Cos., Inc. (The), 3.70%, 1/15/23	20,000	17,992
Williams Cos., Inc. (The), 5.75%, 6/24/44	10,000	8,727
Williams Partners LP, 4.125%, 11/15/20	30,000	30,775
Williams Partners LP, 5.40%, 3/4/44	40,000	39,302
		890,491
Health Care Equipment and Supplies — 0.1%
Baxter International, Inc., 3.20%, 6/15/23	10,000	10,094
Becton Dickinson and Co., 3.73%, 12/15/24	30,000	30,937
Medtronic, Inc., 2.50%, 3/15/20(2)	20,000	20,077
Medtronic, Inc., 2.75%, 4/1/23	20,000	19,482
Medtronic, Inc., 3.50%, 3/15/25(2)	30,000	30,755
Medtronic, Inc., 4.375%, 3/15/35(2)	20,000	21,289
		132,634
Health Care Providers and Services — 0.3%
Aetna, Inc., 2.75%, 11/15/22	30,000	29,152
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	40,000	41,500
Express Scripts Holding Co., 2.65%, 2/15/17	90,000	92,077
Express Scripts Holding Co., 7.25%, 6/15/19	35,000	42,064
HCA, Inc., 3.75%, 3/15/19	60,000	60,225
NYU Hospitals Center, 4.43%, 7/1/42	20,000	20,344
UnitedHealth Group, Inc., 2.875%, 3/15/23	20,000	19,907
UnitedHealth Group, Inc., 4.25%, 3/15/43	20,000	21,054
Universal Health Services, Inc., 7.125%, 6/30/16	30,000	32,212
Universal Health Services, Inc., 4.75%, 8/1/22(2)	20,000	20,025
		378,560
Hotels, Restaurants and Leisure†
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	30,000	31,650
Wyndham Worldwide Corp., 2.95%, 3/1/17	10,000	10,218
		41,868
Household Durables — 0.1%
D.R. Horton, Inc., 3.625%, 2/15/18	40,000	40,650
Lennar Corp., 4.75%, 12/15/17	30,000	30,900
Lennar Corp., 4.50%, 6/15/19	30,000	30,150
MDC Holdings, Inc., 5.50%, 1/15/24	20,000	19,450
Toll Brothers Finance Corp., 6.75%, 11/1/19	30,000	33,750
TRI Pointe Holdings, Inc., 4.375%, 6/15/19(2)	10,000	9,900
		164,800
Industrial Conglomerates — 0.2%
Bombardier, Inc., 5.75%, 3/15/22(2)	10,000	10,175
General Electric Co., 5.25%, 12/6/17	70,000	77,689
General Electric Co., 2.70%, 10/9/22	70,000	70,150
General Electric Co., 4.125%, 10/9/42	30,000	31,186
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	30,000	29,879
		219,079

	Shares/ Principal Amount	Value
Insurance — 0.6%
Allstate Corp. (The), 4.50%, 6/15/43	$10,000	$11,079
Allstate Corp. (The), VRN, 5.75%, 8/15/23	20,000	21,112
American International Group, Inc., 4.875%, 6/1/22	80,000	90,009
American International Group, Inc., 4.50%, 7/16/44	20,000	21,218
American International Group, Inc., MTN, 5.85%, 1/16/18	50,000	55,944
American International Group, Inc., VRN, 8.18%, 5/15/38	10,000	13,600
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	30,000	33,027
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	20,000	20,346
Berkshire Hathaway, Inc., 4.50%, 2/11/43	50,000	54,906
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	40,000	45,033
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	10,000	12,373
Liberty Mutual Group, Inc., 4.95%, 5/1/22(2)	20,000	21,671
Liberty Mutual Group, Inc., 4.85%, 8/1/44(2)	30,000	30,615
Lincoln National Corp., 6.25%, 2/15/20	40,000	46,464
Markel Corp., 4.90%, 7/1/22	40,000	43,995
Markel Corp., 3.625%, 3/30/23	10,000	10,075
MetLife, Inc., 4.125%, 8/13/42	20,000	20,113
MetLife, Inc., 4.875%, 11/13/43	10,000	11,339
Principal Financial Group, Inc., 3.30%, 9/15/22	10,000	10,014
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	10,000	11,300
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	20,000	23,552
Prudential Financial, Inc., MTN, 4.60%, 5/15/44	30,000	31,747
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)	20,000	20,530
Travelers Cos., Inc. (The), 4.60%, 8/1/43	20,000	22,545
Voya Financial, Inc., 5.50%, 7/15/22	40,000	45,255
Voya Financial, Inc., 5.70%, 7/15/43	20,000	24,052
WR Berkley Corp., 4.625%, 3/15/22	20,000	21,479
WR Berkley Corp., 4.75%, 8/1/44	10,000	10,256
		783,649
Internet Software and Services†
Netflix, Inc., 5.375%, 2/1/21	40,000	41,800
Netflix, Inc., 5.75%, 3/1/24(2)	10,000	10,450
		52,250
IT Services†
Fidelity National Information Services, Inc., 5.00%, 3/15/22	20,000	21,233
Fidelity National Information Services, Inc., 3.50%, 4/15/23	20,000	19,916
Xerox Corp., 2.95%, 3/15/17	10,000	10,281
		51,430
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	25,000	25,855
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	40,000	42,263
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	30,000	34,591
		102,709
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	40,000	40,082

	Shares/ Principal Amount	Value
Deere & Co., 5.375%, 10/16/29	$60,000	$72,900
Oshkosh Corp., 5.375%, 3/1/22	50,000	51,250
		164,232
Media — 0.7%
21st Century Fox America, Inc., 3.00%, 9/15/22	30,000	29,848
21st Century Fox America, Inc., 6.90%, 8/15/39	30,000	40,809
21st Century Fox America, Inc., 4.75%, 9/15/44(2)	30,000	32,917
CBS Corp., 4.85%, 7/1/42	10,000	10,173
Comcast Corp., 5.90%, 3/15/16	74,000	78,492
Comcast Corp., 6.40%, 5/15/38	70,000	93,783
Comcast Corp., 4.75%, 3/1/44	10,000	11,190
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	40,000	43,678
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.45%, 4/1/24	20,000	20,966
Discovery Communications LLC, 5.625%, 8/15/19	25,000	28,095
Discovery Communications LLC, 3.25%, 4/1/23	20,000	19,450
DISH DBS Corp., 7.125%, 2/1/16	10,000	10,538
Embarq Corp., 8.00%, 6/1/36	20,000	22,400
Gannett Co., Inc., 5.125%, 7/15/20	57,000	58,425
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	20,000	20,504
Lamar Media Corp., 5.375%, 1/15/24	30,000	31,050
NBCUniversal Media LLC, 5.15%, 4/30/20	20,000	22,723
NBCUniversal Media LLC, 4.375%, 4/1/21	60,000	66,079
NBCUniversal Media LLC, 2.875%, 1/15/23	20,000	20,016
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	30,000	30,300
Scripps Networks Interactive, Inc., 2.75%, 11/15/19	20,000	20,106
Time Warner Cable, Inc., 6.75%, 7/1/18	20,000	22,956
Time Warner Cable, Inc., 5.50%, 9/1/41	10,000	11,662
Time Warner Cable, Inc., 4.50%, 9/15/42	20,000	20,641
Time Warner, Inc., 4.70%, 1/15/21	30,000	32,880
Time Warner, Inc., 7.70%, 5/1/32	40,000	56,975
Time Warner, Inc., 5.375%, 10/15/41	20,000	22,670
Time Warner, Inc., 5.35%, 12/15/43	20,000	22,804
Viacom, Inc., 4.50%, 3/1/21	30,000	32,250
Viacom, Inc., 3.125%, 6/15/22	30,000	29,098
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	30,000	29,469
		992,947
Metals and Mining — 0.2%
Barrick North America Finance LLC, 4.40%, 5/30/21	40,000	40,446
Barrick North America Finance LLC, 5.75%, 5/1/43	10,000	9,957
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	20,000	21,130
Newmont Mining Corp., 6.25%, 10/1/39	10,000	10,176
Southern Copper Corp., 5.25%, 11/8/42	20,000	17,967
Steel Dynamics, Inc., 6.125%, 8/15/19	30,000	31,650
Steel Dynamics, Inc., 7.625%, 3/15/20	20,000	20,950
Vale Overseas Ltd., 5.625%, 9/15/19	55,000	58,796

	Shares/ Principal Amount	Value
Vale Overseas Ltd., 4.625%, 9/15/20	$20,000	$20,368
Vale SA, 5.625%, 9/11/42	10,000	9,364
		240,804
Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25(2)	30,000	30,254
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	10,000	9,674
CMS Energy Corp., 8.75%, 6/15/19	40,000	50,125
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	20,000	20,031
Constellation Energy Group, Inc., 5.15%, 12/1/20	32,000	35,476
Consumers Energy Co., 2.85%, 5/15/22	10,000	10,014
Consumers Energy Co., 3.375%, 8/15/23	10,000	10,345
Dominion Resources, Inc., 2.75%, 9/15/22	70,000	68,011
Dominion Resources, Inc., 3.625%, 12/1/24	30,000	30,452
Dominion Resources, Inc., 4.90%, 8/1/41	20,000	21,921
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	20,000	21,150
Duke Energy Corp., 1.625%, 8/15/17	30,000	30,041
Duke Energy Corp., 3.55%, 9/15/21	20,000	20,911
Duke Energy Florida, Inc., 6.35%, 9/15/37	20,000	27,819
Duke Energy Florida, Inc., 3.85%, 11/15/42	20,000	20,220
Duke Energy Progress, Inc., 4.15%, 12/1/44	20,000	21,353
Edison International, 3.75%, 9/15/17	40,000	42,247
Exelon Generation Co. LLC, 4.25%, 6/15/22	20,000	20,817
Exelon Generation Co. LLC, 5.60%, 6/15/42	10,000	11,228
FirstEnergy Corp., 2.75%, 3/15/18	20,000	20,171
FirstEnergy Corp., 4.25%, 3/15/23	40,000	41,344
Georgia Power Co., 4.30%, 3/15/42	10,000	10,544
IPALCO Enterprises, Inc., 5.00%, 5/1/18	40,000	42,400
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	40,000	42,826
Nisource Finance Corp., 4.45%, 12/1/21	10,000	10,821
Nisource Finance Corp., 5.65%, 2/1/45	20,000	24,035
PacifiCorp, 6.00%, 1/15/39	20,000	26,396
Potomac Electric Power Co., 3.60%, 3/15/24	20,000	20,992
Progress Energy, Inc., 3.15%, 4/1/22	20,000	20,292
Public Service Company of Colorado, 4.75%, 8/15/41	10,000	11,636
Sempra Energy, 6.50%, 6/1/16	30,000	32,234
Sempra Energy, 2.875%, 10/1/22	40,000	39,387
Southern Power Co., 5.15%, 9/15/41	10,000	11,657
Virginia Electric and Power Co., 3.45%, 2/15/24	30,000	30,950
Virginia Electric and Power Co., 4.45%, 2/15/44	10,000	10,969
Xcel Energy, Inc., 4.80%, 9/15/41	10,000	11,198
		909,941
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 3.625%, 6/1/24	80,000	81,098
Target Corp., 4.00%, 7/1/42	40,000	40,803
		121,901

	Shares/ Principal Amount	Value
Oil, Gas and Consumable Fuels — 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	$20,000	$20,750
Anadarko Petroleum Corp., 5.95%, 9/15/16	10,000	10,701
Anadarko Petroleum Corp., 6.45%, 9/15/36	20,000	24,109
Apache Corp., 4.75%, 4/15/43	20,000	18,827
BP Capital Markets plc, 4.50%, 10/1/20	30,000	32,500
California Resources Corp., 5.50%, 9/15/21(2)	50,000	43,000
Chesapeake Energy Corp., 4.875%, 4/15/22	30,000	29,325
Chevron Corp., 2.43%, 6/24/20	10,000	10,061
Cimarex Energy Co., 4.375%, 6/1/24	30,000	28,725
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	30,000	31,100
Concho Resources, Inc., 7.00%, 1/15/21	50,000	52,625
ConocoPhillips Holding Co., 6.95%, 4/15/29	10,000	13,355
Continental Resources, Inc., 5.00%, 9/15/22	40,000	38,750
Continental Resources, Inc., 3.80%, 6/1/24	30,000	26,600
Devon Energy Corp., 5.60%, 7/15/41	10,000	11,149
Ecopetrol SA, 4.125%, 1/16/25	10,000	9,525
EOG Resources, Inc., 5.625%, 6/1/19	30,000	33,886
EOG Resources, Inc., 4.10%, 2/1/21	20,000	21,489
Hess Corp., 6.00%, 1/15/40	20,000	22,163
Marathon Petroleum Corp., 3.50%, 3/1/16	30,000	30,757
Newfield Exploration Co., 6.875%, 2/1/20	50,000	51,000
Newfield Exploration Co., 5.75%, 1/30/22	20,000	19,900
Noble Energy, Inc., 4.15%, 12/15/21	50,000	51,062
Pemex Project Funding Master Trust, 6.625%, 6/15/35	10,000	11,600
Petro-Canada, 6.80%, 5/15/38	40,000	50,693
Petrobras Global Finance BV, 5.625%, 5/20/43	20,000	16,405
Petrobras International Finance Co. SA, 5.75%, 1/20/20	50,000	48,365
Petrobras International Finance Co. SA, 5.375%, 1/27/21	30,000	27,947
Petroleos Mexicanos, 6.00%, 3/5/20	40,000	45,100
Petroleos Mexicanos, 4.875%, 1/24/22	10,000	10,499
Petroleos Mexicanos, 3.50%, 1/30/23	10,000	9,590
Phillips 66, 4.30%, 4/1/22	50,000	52,867
Phillips 66, 4.65%, 11/15/34	30,000	30,848
Range Resources Corp., 6.75%, 8/1/20	30,000	31,350
Shell International Finance BV, 2.375%, 8/21/22	20,000	19,489
Shell International Finance BV, 3.625%, 8/21/42	15,000	14,329
Shell International Finance BV, 4.55%, 8/12/43	20,000	21,970
Statoil ASA, 2.45%, 1/17/23	40,000	38,222
Statoil ASA, 3.95%, 5/15/43	10,000	9,814
Statoil ASA, 4.80%, 11/8/43	10,000	11,416
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	20,000	20,850
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 8/1/21	30,000	31,575
Talisman Energy, Inc., 7.75%, 6/1/19	20,000	23,059
Total Capital Canada Ltd., 2.75%, 7/15/23	20,000	19,437

	Shares/ Principal Amount	Value
Total Capital SA, 2.125%, 8/10/18	$20,000	$20,179
Whiting Petroleum Corp., 5.00%, 3/15/19	30,000	28,200
		1,225,163
Paper and Forest Products — 0.1%
Domtar Corp., 4.40%, 4/1/22	20,000	20,558
Georgia-Pacific LLC, 2.54%, 11/15/19(2)	40,000	40,032
Georgia-Pacific LLC, 5.40%, 11/1/20(2)	60,000	67,599
International Paper Co., 6.00%, 11/15/41	20,000	23,498
		151,687
Pharmaceuticals — 0.4%
AbbVie, Inc., 1.75%, 11/6/17	60,000	60,176
AbbVie, Inc., 2.90%, 11/6/22	40,000	39,450
AbbVie, Inc., 4.40%, 11/6/42	30,000	31,075
Actavis Funding SCS, 3.85%, 6/15/24	20,000	20,141
Actavis, Inc., 1.875%, 10/1/17	40,000	39,874
Actavis, Inc., 3.25%, 10/1/22	30,000	29,258
Actavis, Inc., 4.625%, 10/1/42	10,000	9,837
Bristol-Myers Squibb Co., 3.25%, 8/1/42	10,000	8,799
Forest Laboratories, Inc., 4.875%, 2/15/21(2)	60,000	64,418
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	35,000	35,060
Merck & Co., Inc., 2.40%, 9/15/22	70,000	68,435
Mylan, Inc., 5.40%, 11/29/43	10,000	11,140
Roche Holdings, Inc., 6.00%, 3/1/19(2)	23,000	26,590
Roche Holdings, Inc., 3.35%, 9/30/24(2)	20,000	20,710
Sanofi, 4.00%, 3/29/21	21,000	22,848
		487,811
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	20,000	21,726
DDR Corp., 4.75%, 4/15/18	50,000	53,450
Essex Portfolio LP, 3.625%, 8/15/22	30,000	30,458
Essex Portfolio LP, 3.375%, 1/15/23	10,000	9,838
Essex Portfolio LP, 3.25%, 5/1/23	10,000	9,695
HCP, Inc., 3.75%, 2/1/16	30,000	30,845
Health Care REIT, Inc., 2.25%, 3/15/18	10,000	10,070
Health Care REIT, Inc., 3.75%, 3/15/23	20,000	20,207
Hospitality Properties Trust, 4.65%, 3/15/24	60,000	61,569
Hospitality Properties Trust, 4.50%, 3/15/25	20,000	20,173
Host Hotels & Resorts LP, 3.75%, 10/15/23	20,000	19,986
Kilroy Realty LP, 3.80%, 1/15/23	40,000	40,542
Realty Income Corp., 4.125%, 10/15/26	10,000	10,217
Senior Housing Properties Trust, 4.75%, 5/1/24	30,000	30,839
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	10,000	10,206
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	30,000	32,651
		412,472
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	39,000	40,981

	Shares/ Principal Amount	Value
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	$10,000	$11,305
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	50,000	52,448
CSX Corp., 4.25%, 6/1/21	20,000	21,751
CSX Corp., 3.40%, 8/1/24	30,000	30,447
Norfolk Southern Corp., 5.75%, 4/1/18	10,000	11,231
Norfolk Southern Corp., 3.25%, 12/1/21	40,000	41,005
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(2)	10,000	10,177
Union Pacific Corp., 4.00%, 2/1/21	20,000	21,965
Union Pacific Corp., 4.75%, 9/15/41	30,000	33,837
		275,147
Semiconductors and Semiconductor Equipment†
Intel Corp., 1.35%, 12/15/17	30,000	29,954
KLA-Tencor Corp., 4.65%, 11/1/24	10,000	10,373
		40,327
Software — 0.2%
Activision Blizzard, Inc., 5.625%, 9/15/21(2)	40,000	42,100
Intuit, Inc., 5.75%, 3/15/17	75,000	82,473
Oracle Corp., 2.50%, 10/15/22	45,000	43,911
Oracle Corp., 3.625%, 7/15/23	30,000	31,519
Oracle Corp., 3.40%, 7/8/24	30,000	30,699
		230,702
Specialty Retail — 0.1%
Home Depot, Inc. (The), 5.95%, 4/1/41	40,000	52,438
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	35,000	37,362
United Rentals North America, Inc., 5.75%, 7/15/18	50,000	52,375
		142,175
Technology Hardware, Storage and Peripherals — 0.1%
Hewlett-Packard Co., 4.30%, 6/1/21	50,000	52,690
Seagate HDD Cayman, 4.75%, 6/1/23	50,000	52,022
		104,712
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20	40,000	42,600
L Brands, Inc., 6.90%, 7/15/17	20,000	22,100
PVH Corp., 4.50%, 12/15/22	30,000	29,775
		94,475
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22	70,000	68,134
Philip Morris International, Inc., 4.125%, 5/17/21	40,000	43,558
		111,692
Wireless Telecommunication Services — 0.1%
Sprint Communications, 6.00%, 12/1/16	30,000	31,437
Sprint Communications, 9.00%, 11/15/18(2)	40,000	45,596
T-Mobile USA, Inc., 6.46%, 4/28/19	40,000	41,700
Vodafone Group plc, 5.625%, 2/27/17	50,000	54,205
		172,938
TOTAL CORPORATE BONDS (Cost $15,283,051)		15,808,895

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 11.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.7%
FHLMC, VRN, 1.74%, 1/15/15	$35,182	$35,820
FHLMC, VRN, 1.84%, 1/15/15	82,112	83,970
FHLMC, VRN, 1.97%, 1/15/15	53,008	54,731
FHLMC, VRN, 1.99%, 1/15/15	63,362	65,021
FHLMC, VRN, 2.09%, 1/15/15	113,980	115,115
FHLMC, VRN, 2.26%, 1/15/15	57,826	61,541
FHLMC, VRN, 2.35%, 1/15/15	108,087	108,541
FHLMC, VRN, 2.375%, 1/15/15	142,636	152,816
FHLMC, VRN, 2.38%, 1/15/15	28,320	30,404
FHLMC, VRN, 2.40%, 1/15/15	22,586	24,205
FHLMC, VRN, 2.56%, 1/15/15	23,587	25,011
FHLMC, VRN, 2.86%, 1/15/15	19,732	20,350
FHLMC, VRN, 3.24%, 1/15/15	22,298	23,484
FHLMC, VRN, 3.29%, 1/15/15	46,804	49,328
FHLMC, VRN, 3.79%, 1/15/15	29,121	30,672
FHLMC, VRN, 3.80%, 1/15/15	73,643	78,152
FHLMC, VRN, 4.06%, 1/15/15	35,282	37,243
FHLMC, VRN, 4.26%, 1/15/15	46,749	49,047
FHLMC, VRN, 5.09%, 1/15/15	26,517	28,268
FHLMC, VRN, 5.37%, 1/15/15	23,595	24,970
FHLMC, VRN, 5.77%, 1/15/15	56,451	59,943
FHLMC, VRN, 5.94%, 1/15/15	50,277	53,863
FHLMC, VRN, 6.12%, 1/15/15	32,940	35,116
FNMA, VRN, 1.89%, 1/25/15	71,495	76,091
FNMA, VRN, 1.92%, 1/25/15	151,555	159,749
FNMA, VRN, 1.94%, 1/25/15	103,456	110,530
FNMA, VRN, 1.94%, 1/25/15	87,644	92,525
FNMA, VRN, 1.94%, 1/25/15	175,874	187,428
FNMA, VRN, 1.94%, 1/25/15	82,446	88,361
FNMA, VRN, 2.20%, 1/25/15	22,247	23,772
FNMA, VRN, 2.32%, 1/25/15	69,994	74,911
FNMA, VRN, 2.39%, 1/25/15	18,080	19,350
FNMA, VRN, 2.71%, 1/25/15	69,291	71,164
FNMA, VRN, 3.25%, 1/25/15	22,484	24,165
FNMA, VRN, 3.36%, 1/25/15	37,229	38,818
FNMA, VRN, 3.71%, 1/25/15	54,007	56,786
FNMA, VRN, 3.92%, 1/25/15	37,910	40,061
FNMA, VRN, 5.29%, 1/25/15	33,191	35,446
		2,346,768
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 9.4%
FHLMC, 6.50%, 6/1/16	6,347	6,502
FHLMC, 6.50%, 6/1/16	5,523	5,674
FHLMC, 4.50%, 1/1/19	77,596	81,516
FHLMC, 6.50%, 1/1/28	5,356	6,205

	Shares/ Principal Amount	Value
FHLMC, 6.50%, 6/1/29	$5,715	$6,536
FHLMC, 8.00%, 7/1/30	5,687	6,835
FHLMC, 5.50%, 12/1/33	147,011	164,033
FHLMC, 5.50%, 1/1/38	31,785	35,601
FHLMC, 6.00%, 8/1/38	23,326	26,481
FHLMC, 6.50%, 7/1/47	2,173	2,393
FNMA, 3.50%, 1/14/15(4)	500,000	521,001
FNMA, 4.00%, 1/14/15(4)	300,000	320,096
FNMA, 4.50%, 1/14/15(4)	225,000	244,217
FNMA, 4.50%, 5/1/19	48,281	50,864
FNMA, 4.50%, 5/1/19	34,304	36,117
FNMA, 2.625%, 9/6/24	90,000	91,261
FNMA, 6.50%, 1/1/28	4,845	5,521
FNMA, 6.50%, 1/1/29	12,309	14,106
FNMA, 7.50%, 7/1/29	28,467	31,924
FNMA, 7.50%, 9/1/30	5,701	6,710
FNMA, 6.625%, 11/15/30	330,000	490,813
FNMA, 5.00%, 7/1/31	194,750	217,216
FNMA, 6.50%, 1/1/32	13,964	15,913
FNMA, 5.50%, 6/1/33	43,339	48,898
FNMA, 5.50%, 8/1/33	93,396	105,201
FNMA, 5.00%, 11/1/33	254,050	281,492
FNMA, 5.50%, 1/1/34	81,661	92,023
FNMA, 5.00%, 4/1/35	215,230	238,380
FNMA, 4.50%, 9/1/35	140,743	153,532
FNMA, 5.00%, 2/1/36	215,318	238,287
FNMA, 5.50%, 1/1/37	160,045	179,310
FNMA, 5.50%, 2/1/37	40,258	45,010
FNMA, 6.00%, 7/1/37	245,963	280,320
FNMA, 6.50%, 8/1/37	48,897	53,359
FNMA, 5.00%, 4/1/40	340,394	376,412
FNMA, 5.00%, 6/1/40	262,146	290,522
FNMA, 3.50%, 1/1/41	595,197	621,780
FNMA, 4.00%, 1/1/41	785,579	847,313
FNMA, 4.50%, 1/1/41	304,166	331,264
FNMA, 4.00%, 5/1/41	209,931	224,306
FNMA, 5.00%, 6/1/41	289,108	319,979
FNMA, 4.50%, 7/1/41	252,100	275,968
FNMA, 4.50%, 9/1/41	735,927	799,839
FNMA, 4.50%, 9/1/41	68,527	74,504
FNMA, 4.00%, 12/1/41	311,702	334,894
FNMA, 4.00%, 1/1/42	361,638	386,400
FNMA, 4.00%, 1/1/42	89,299	95,413
FNMA, 4.00%, 3/1/42	259,074	276,814
FNMA, 3.50%, 5/1/42	576,219	601,827
FNMA, 3.50%, 6/1/42	128,547	134,466

	Shares/ Principal Amount	Value
FNMA, 3.50%, 9/1/42	$388,416	$405,630
FNMA, 6.50%, 8/1/47	12,875	14,276
FNMA, 6.50%, 8/1/47	9,192	10,196
FNMA, 6.50%, 9/1/47	22,332	24,767
FNMA, 6.50%, 9/1/47	1,076	1,194
FNMA, 6.50%, 9/1/47	4,916	5,453
FNMA, 6.50%, 9/1/47	7,141	7,923
FNMA, 6.50%, 9/1/47	1,909	2,117
GNMA, 3.50%, 1/21/15(4)	525,000	550,906
GNMA, 7.00%, 4/20/26	17,026	19,867
GNMA, 7.50%, 8/15/26	10,710	12,572
GNMA, 7.00%, 2/15/28	4,197	4,271
GNMA, 7.50%, 2/15/28	4,186	4,294
GNMA, 6.50%, 5/15/28	922	1,053
GNMA, 6.50%, 5/15/28	2,278	2,601
GNMA, 7.00%, 12/15/28	6,055	6,315
GNMA, 7.00%, 5/15/31	32,368	37,886
GNMA, 5.50%, 11/15/32	87,373	98,025
GNMA, 4.50%, 1/15/40	106,792	117,032
GNMA, 4.00%, 1/20/41	479,343	515,800
GNMA, 4.50%, 5/20/41	261,079	286,345
GNMA, 4.50%, 6/15/41	111,612	124,094
GNMA, 4.00%, 12/15/41	463,677	497,907
GNMA, 3.50%, 7/20/42	167,288	175,865
		13,021,437
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $14,879,808)		15,368,205
U.S. TREASURY SECURITIES — 9.5%
U.S. Treasury Bonds, 5.50%, 8/15/28	20,000	27,331
U.S. Treasury Bonds, 5.25%, 2/15/29	320,000	430,625
U.S. Treasury Bonds, 5.375%, 2/15/31	400,000	558,094
U.S. Treasury Bonds, 3.50%, 2/15/39	50,000	57,496
U.S. Treasury Bonds, 4.375%, 11/15/39	510,000	669,216
U.S. Treasury Bonds, 4.375%, 5/15/41	210,000	278,808
U.S. Treasury Bonds, 3.125%, 11/15/41	50,000	54,039
U.S. Treasury Bonds, 2.75%, 11/15/42	650,000	650,101
U.S. Treasury Bonds, 2.875%, 5/15/43	50,000	51,199
U.S. Treasury Bonds, 3.125%, 8/15/44	270,000	290,735
U.S. Treasury Bonds, 3.00%, 11/15/44	110,000	115,638
U.S. Treasury Notes, 2.25%, 1/31/15	500,000	500,879
U.S. Treasury Notes, 1.875%, 6/30/15	300,000	302,602
U.S. Treasury Notes, 0.375%, 11/15/15	400,000	400,406
U.S. Treasury Notes, 1.375%, 11/30/15	400,000	404,039
U.S. Treasury Notes, 2.375%, 7/31/17	700,000	725,402
U.S. Treasury Notes, 0.75%, 10/31/17	300,000	297,516
U.S. Treasury Notes, 1.875%, 10/31/17	200,000	204,648
U.S. Treasury Notes, 2.625%, 4/30/18	85,000	88,865

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 1.375%, 9/30/18	$700,000	$699,234
U.S. Treasury Notes, 1.625%, 7/31/19	250,000	250,391
U.S. Treasury Notes, 1.625%, 8/31/19	1,550,000	1,551,514
U.S. Treasury Notes, 1.50%, 10/31/19	2,750,000	2,732,491
U.S. Treasury Notes, 1.50%, 11/30/19	450,000	447,082
U.S. Treasury Notes, 2.00%, 10/31/21	800,000	801,938
U.S. Treasury Notes, 1.75%, 5/15/23	490,000	476,831
TOTAL U.S. TREASURY SECURITIES (Cost $12,669,918)		13,067,120
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 2.3%
Private Sponsor Collateralized Mortgage Obligations — 2.0%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	10,826	11,413
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.62%, 1/1/15	72,407	72,667
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	105,003	82,949
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.61%, 1/1/15	22,467	22,634
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	9,079	9,192
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.71%, 1/1/15	73,288	73,235
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	29,007	30,298
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.18%, 1/1/15	91,077	90,540
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.21%, 1/1/15	22,737	22,283
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	3,339	3,277
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.47%, 1/1/15	111,599	111,548
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.23%, 1/1/15	26,287	26,134
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.12%, 1/1/15	28,892	27,832
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.09%, 1/1/15	64,145	62,554
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.65%, 1/1/15	61,080	60,805
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.58%, 1/1/15	73,056	72,982
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.67%, 1/1/15	118,932	119,700
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.24%, 1/1/15	36,747	36,872
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.53%, 1/1/15	19,367	19,452
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.63%, 1/1/15	40,453	41,203
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 1/1/15(2)	70,112	69,405
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.64%, 1/1/15	96,885	98,916

	Shares/ Principal Amount	Value
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	$17,967	$18,919
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.16%, 1/25/15	38,280	38,038
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.47%, 1/1/15	81,641	80,278
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.49%, 1/1/15	17,681	17,801
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/15	28,348	28,514
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 1/1/15(2)	53,899	56,053
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.39%, 1/1/15	24,469	24,972
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.39%, 1/1/15	152,675	152,828
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.91%, 1/25/15	34,944	34,057
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.40%, 1/1/15	173,071	172,338
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.62%, 1/1/15	11,859	11,886
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.62%, 1/1/15	43,765	44,719
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 1/1/15	53,459	53,876
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	37,271	38,036
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	52,612	54,018
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	71,219	75,127
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 1/1/15	136,145	138,650
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.61%, 1/1/15	45,312	46,208
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.61%, 1/1/15	87,701	88,216
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.36%, 1/1/15	18,945	19,118
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.59%, 1/1/15	34,373	35,159
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.61%, 1/1/15	37,465	37,859
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 1/1/15	27,761	28,200
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.05%, 1/1/15	89,914	91,027
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	48,275	49,681
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	34,785	36,264
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	28,862	30,014
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	32,274	33,469

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	$14,113	$14,626
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	5,789	5,888
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.08%, 1/1/15	30,835	30,806
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	72,817	76,976
		2,829,512
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	118,304	127,780
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	226,548	226,441
		354,221
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,193,335)		3,183,733
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 2.1%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 1/1/15	86,907	88,414
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 1/1/15	25,000	25,766
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(2)	250,000	251,000
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 0.96%, 1/15/15(2)	125,000	124,974
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	175,000	178,770
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.11%, 1/15/15(2)	225,000	225,694
COMM Mortgage Trust, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	175,000	185,396
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 0.96%, 1/15/15(2)	150,000	149,507
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	125,000	136,334
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, 4.19%, 10/10/47	125,000	133,091
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	55,884	56,129
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	105,885	106,011
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(2)	150,000	156,712
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 1/10/15(2)	275,000	280,061
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	75,000	79,525
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A4, 4.17%, 12/15/46	50,000	54,700
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	75,000	82,355
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, VRN, 1.06%, 1/15/15(2)	150,000	150,402
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, SEQ, 4.57%, 1/15/31	8,335	8,462

	Shares/ Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 1/11/15	$100,000	$101,942
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 1/11/15	105,000	108,321
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, VRN, 3.35%, 1/1/15(2)	125,000	129,510
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 1/1/15(2)	125,000	127,285
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,892,236)		2,940,361
ASSET-BACKED SECURITIES(3) — 1.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A SEQ, 2.05%, 8/20/16(2)	100,000	100,566
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.58%, 1/8/15(2)	150,000	149,984
CNH Equipment Trust, Series 2014-B, Class A2 SEQ, 0.48%, 8/15/17	175,000	174,960
Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.52%, 1/15/15	125,000	124,904
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	74,715	74,705
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.33%, 1/15/15	191,350	191,083
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.56%, 1/10/15(2)	175,000	174,877
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	51,129	51,451
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	199,697	197,801
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	221,920	221,961
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	100,000	99,980
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/20/31(2)	96,482	95,864
TAL Advantage LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(2)	91,667	92,182
US Airways 2013-1 Class A Pass-Through Trust, 3.95%, 5/15/27	19,418	19,806
TOTAL ASSET-BACKED SECURITIES (Cost $1,773,515)		1,770,124
MUNICIPAL SECURITIES — 0.5%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	10,000	12,637
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	30,000	44,782
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	20,000	28,131
California GO, (Building Bonds), 7.55%, 4/1/39	20,000	30,934
California GO, (Building Bonds), 7.30%, 10/1/39	30,000	44,125
California GO, (Building Bonds), 7.60%, 11/1/40	5,000	7,943
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	40,000	40,048
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	20,000	26,851
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	20,000	25,507
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	15,000	20,950

	Shares/ Principal Amount	Value
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	$40,000	$48,899
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	40,000	60,459
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	20,000	29,292
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	30,000	33,776
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	20,000	26,027
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	45,000	47,648
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	40,000	50,821
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	25,000	32,239
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	25,000	29,774
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	25,000	32,605
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	30,000	36,510
TOTAL MUNICIPAL SECURITIES (Cost $568,839)		709,958
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.5%
Brazil — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19	90,000	100,800
Canada†
Province of Ontario Canada, 1.00%, 7/22/16	30,000	30,143
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21	30,000	31,800
Italy†
Italy Government International Bond, 6.875%, 9/27/23	30,000	38,166
Mexico — 0.2%
Mexico Government International Bond, 5.625%, 1/15/17	10,000	10,875
Mexico Government International Bond, MTN, 5.95%, 3/19/19	120,000	136,080
Mexico Government International Bond, 5.125%, 1/15/20	70,000	77,350
Mexico Government International Bond, MTN, 4.75%, 3/8/44	60,000	62,850
		287,155
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37	10,000	13,025
Peruvian Government International Bond, 5.625%, 11/18/50	30,000	35,475
		48,500
Poland — 0.1%
Poland Government International Bond, 5.125%, 4/21/21	35,000	39,455
Poland Government International Bond, 3.00%, 3/17/23	10,000	9,984
		49,439
South Korea — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	40,000	41,793
Korea Development Bank (The), 3.25%, 3/9/16	20,000	20,489
Korea Development Bank (The), 4.00%, 9/9/16	20,000	20,903
		83,185

	Shares/ Principal Amount	Value
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	$10,000	$9,000
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $628,905)		678,188
TEMPORARY CASH INVESTMENTS — 2.6%
SSgA U.S. Government Money Market Fund, Class N	2,977,505	2,977,505
State Street Institutional Liquid Reserves Fund, Premier Class	584,415	584,415
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,561,920)		3,561,920
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $119,444,232)		139,392,859
OTHER ASSETS AND LIABILITIES — (0.9)%		(1,237,536)
TOTAL NET ASSETS — 100.0%		$138,155,323

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $3,685,600, which represented 2.7% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	Forward commitment. Settlement date is indicated.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2014
Assets
Investment securities, at value (cost of $119,444,232)	$139,392,859
Cash	8
Receivable for investments sold	19,731
Receivable for capital shares sold	123,167
Dividends and interest receivable	442,541
139,978,306

Liabilities
Payable for investments purchased	1,632,495
Payable for capital shares redeemed	96,498
Accrued management fees	93,990
1,822,983

Net Assets	$138,155,323

Class I Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	17,345,083

Net Asset Value Per Share	$7.97

Net Assets Consist of:
Capital (par value and paid-in surplus)	$106,524,354
Undistributed net investment income	142,985
Undistributed net realized gain	11,539,357
Net unrealized appreciation	19,948,627
$138,155,323

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,313)	$1,629,309
Interest	1,491,367
3,120,676

Expenses:
Management fees	1,206,109
Directors' fees and expenses	2,031
Other expenses	252
1,208,392
Fees waived	(56,714)
1,151,678

Net investment income (loss)	1,968,998

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,332,200
Futures contract transactions	(67,378)
12,264,822

Change in net unrealized appreciation (depreciation) on:
Investments	(1,541,824)
Futures contracts	(19,652)
(1,561,476)

Net realized and unrealized gain (loss)	10,703,346

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,672,344

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2014 AND DECEMBER 31, 2013
Increase (Decrease) in Net Assets	December 31, 2014	December 31, 2013
Operations
Net investment income (loss)	$1,968,998	$1,925,197
Net realized gain (loss)	12,264,822	11,817,044
Change in net unrealized appreciation (depreciation)	(1,561,476)	6,487,359
Net increase (decrease) in net assets resulting from operations	12,672,344	20,229,600

Distributions to Shareholders
From net investment income	(2,050,083)	(2,017,417)
From net realized gains	(11,618,914)	(2,450,751)
Decrease in net assets from distributions	(13,668,997)	(4,468,168)

Capital Share Transactions
Proceeds from shares sold	17,827,282	15,443,089
Proceeds from reinvestment of distributions	13,668,997	4,468,168
Payments for shares redeemed	(25,000,225)	(22,839,131)
Net increase (decrease) in net assets from capital share transactions	6,496,054	(2,927,874)

Net increase (decrease) in net assets	5,499,401	12,833,558

Net Assets
Beginning of period	132,655,922	119,822,364
End of period	$138,155,323	$132,655,922

Undistributed net investment income	$142,985	$79,818

Transactions in Shares of the Fund
Sold	2,296,254	2,034,106
Issued in reinvestment of distributions	1,828,353	595,762
Redeemed	(3,207,224)	(3,008,878)
Net increase (decrease) in shares of the fund	917,383	(379,010)

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2014

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 0.90%. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.10% of its management fee. The investment advisor expects the fee waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors. The effective annual management fee before waiver for the year ended December 31, 2014 was 0.90%. The effective annual management fee after waiver for the year ended December 31, 2014 was 0.86%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended December 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2014 totaled $89,170,732, of which $14,610,166 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 totaled $94,830,453, of which $18,783,566 represented U.S. Treasury and Government Agency obligations.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$82,304,355	—	—
Corporate Bonds	—	$15,808,895	—
U.S. Government Agency Mortgage-Backed Securities	—	15,368,205	—
U.S. Treasury Securities	—	13,067,120	—
Collateralized Mortgage Obligations	—	3,183,733	—
Commercial Mortgage-Backed Securities	—	2,940,361	—
Asset-Backed Securities	—	1,770,124	—
Municipal Securities	—	709,958	—
Sovereign Governments and Agencies	—	678,188	—
Temporary Cash Investments	3,561,920	—	—
	$85,866,275	$53,526,584	—

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 10 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2014, the effect of interest rate risk derivative instruments on the Statement of Operations was $(67,378) in net realized gain (loss) on futures contract transactions and $(19,652) in change in net unrealized appreciation (depreciation) on futures contracts.

7. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$7,044,135	$2,017,417
Long-term capital gains	$6,624,862	$2,450,751

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$119,867,166
Gross tax appreciation of investments	$20,921,955
Gross tax depreciation of investments	(1,396,262)
Net tax appreciation (depreciation) of investments	19,525,693
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$19,525,693
Other book-to-tax adjustments	$(10,068)
Undistributed ordinary income	$2,712,034
Accumulated long-term gains	$9,403,310

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2014	$8.08	0.11	0.62	0.73	(0.12)	(0.72)	(0.84)	$7.97	9.85%	0.86%	0.90%	1.47%	1.43%	67%	$138,155
2013	$7.13	0.12	1.10	1.22	(0.12)	(0.15)	(0.27)	$8.08	17.43%	0.90%	0.90%	1.52%	1.52%	75%	$132,656
2012	$6.51	0.14	0.63	0.77	(0.15)	—	(0.15)	$7.13	11.80%	0.90%	0.90%	1.99%	1.99%	84%	$119,822
2011	$6.30	0.12	0.21	0.33	(0.12)	—	(0.12)	$6.51	5.33%	0.90%	0.90%	1.91%	1.91%	74%	$112,910
2010	$5.75	0.11	0.55	0.66	(0.11)	—	(0.11)	$6.30	11.64%	0.91%	0.91%	1.78%	1.78%	75%	$117,783

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Balanced Fund of American Century Variable Portfolios, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 12, 2015

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,529,371, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,994,052 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2014.

The fund hereby designates $6,624,862, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2014.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84526 1502

ANNUAL REPORT	DECEMBER 31, 2014

VP Capital Appreciation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	8.14%	15.04%	11.98%	8.80%	11/20/87
Russell Midcap Growth Index	—	11.90%	16.93%	9.42%	11.65%(1)	—
Class II	AVCWX	—	—	—	10.79%(2)	4/25/14

(1)	Since November 30, 1987, the date nearest Class I’s inception for which data are available.

(2)	Total returns for periods less than one year are not annualized.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2014
Class I — $31,024

Russell Midcap Growth Index — $24,615

Total Annual Fund Operating Expenses
Class I	Class II
1.00%	1.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

VP Capital Appreciation returned 8.14%* for the 12 months ended December 31, 2014, lagging the 11.90% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell Midcap Growth Index, all sectors except energy posted positive results on a total-return basis. Health care and telecommunication services were the top-performing sectors, gaining about 30% each. Utilities, consumer staples, and materials also performed well and outpaced the benchmark average. Plunging oil prices hurt stocks in the energy sector, which fell nearly 20%.

VP Capital Appreciation received positive absolute contributions from all sectors it was invested in except energy. Information technology stocks led the way, followed closely by health care holdings. Stock selection in the consumer discretionary, industrials, and energy sectors detracted from results relative to the benchmark. Stock decisions in information technology were the primary source of positive relative results.

Consumer Discretionary Stocks Led Detractors

Stock choices in the consumer discretionary sector detracted from relative results. Specialty-flooring retailer Lumber Liquidators failed to rebound from lower-than-expected first-quarter same-store sales caused by severe winter weather in 2013-14. The company also reported a shortage in hardwood flooring inventory. The stock was eliminated from the portfolio in mid 2014. Underweighting Tesla Motors detracted as investors continued to be excited about the future of electric cars and the company’s pursuit of the Chinese market.

Stock selection in energy, especially in the energy equipment and services and oil, gas, and consumable fuels industries, hampered results. Key detractors included Patterson-UTI Energy and Antero Resources. Both producers and services firms are struggling with declining oil prices. Falling oil prices affected other sectors as well, including industrials company Flowserve, which makes pumps, seals, and valves to end users in the oil and gas, power, chemicals, and water industries. Only 40% of its business is associated with the oil industry, and most of that is tied to the downstream—refining and distribution—which is primarily driven by demand. We believe Flowserve should be less impacted than similar companies by declining oil prices. Within the health care sector, not owning several solid performers in the biotechnology industry weighed on results.

Among other leading detractors, the social media employment site LinkedIn has seen some deceleration of growth in its user base and weaker-than-expected guidance for 2014. We believe there is room for growth, however, as the company has no competition, a large, traditional job search market to disrupt, new product opportunities, and expansion potential.

* All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Information Technology Aided Results

Stock decisions in information technology significantly benefited relative results. Video game maker Electronic Arts was a top contributor. The stock rose on strong results consistent with our investment thesis of improving operating margins, driven by a higher percentage of video games being delivered digitally, and a gaming console refresh cycle. Stock selection in the telecommunication services sector aided results, led by an overweight position in SBA Communications, which owns and operates wireless communications towers and other structures. The company continued to benefit from industry trends and organic growth as consumers increase their use of data transmission for videos and other content, and from acquisitions, most recently one of Brazil’s largest wireless providers.

The fund’s holding of Canadian Pacific Railway, which is not a component of the index, was another key contributor. Canadian Pacific was helped by an improved balance sheet and its thoughtful use of cash, including a large share-repurchase program. Sports apparel maker Under Armour aided results. The firm is gaining market share, and its international arm, though still fairly small, is growing rapidly.

Outlook

The fund’s investment process focuses primarily on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. The fund’s positioning remains largely stock specific. As of December 31, 2014, the largest overweights were in telecommunication services, consumer staples, and health care, while the largest underweights were in materials and financials. Current investment themes include stocks of companies benefiting from the Affordable Care Act, which has given a lift to health care providers. The portfolio continues to hold stocks of companies that can take advantage of the upturn in nonresidential construction.

5

Fund Characteristics

DECEMBER 31, 2014
Top Ten Holdings	% of net assets
Electronic Arts, Inc.	4.5%
SBA Communications Corp., Class A	3.1%
Alliance Data Systems Corp.	2.4%
Avago Technologies Ltd.	2.1%
Constellation Brands, Inc., Class A	2.1%
Middleby Corp.	2.0%
Affiliated Managers Group, Inc.	2.0%
Teleflex, Inc.	2.0%
Canadian Pacific Railway Ltd., New York Shares	1.9%
Spirit Airlines, Inc.	1.8%

Top Five Industries	% of net assets
Software	7.5%
Machinery	5.8%
Specialty Retail	5.2%
Health Care Providers and Services	4.4%
Pharmaceuticals	4.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	0.2%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1) 7/1/14 - 12/31/14	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,036.30	$5.13	1.00%
Class II	$1,000	$1,035.60	$5.90	1.15%
Hypothetical
Class I	$1,000	$1,020.16	$5.09	1.00%
Class II	$1,000	$1,019.41	$5.85	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2014

	Shares	Value
COMMON STOCKS — 98.0%
Aerospace and Defense — 1.7%
B/E Aerospace, Inc.(1)	48,159	$2,794,185
Esterline Technologies Corp.(1)	46,507	5,100,888
		7,895,073
Airlines — 1.8%
Spirit Airlines, Inc.(1)	114,719	8,670,462
Auto Components — 1.4%
BorgWarner, Inc.	119,039	6,541,193
Automobiles — 0.5%
Tesla Motors, Inc.(1)	9,904	2,202,749
Banks — 2.3%
East West Bancorp, Inc.	92,676	3,587,488
Signature Bank(1)	30,607	3,855,258
SVB Financial Group(1)	30,533	3,543,965
		10,986,711
Beverages — 3.6%
Boston Beer Co., Inc. (The), Class A(1)	3,145	910,603
Brown-Forman Corp., Class B	67,806	5,956,079
Constellation Brands, Inc., Class A(1)	101,267	9,941,382
		16,808,064
Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc.(1)	27,401	5,070,007
BioMarin Pharmaceutical, Inc.(1)	33,258	3,006,523
Regeneron Pharmaceuticals, Inc.(1)	6,807	2,792,572
		10,869,102
Building Products — 1.2%
Fortune Brands Home & Security, Inc.	52,151	2,360,876
Lennox International, Inc.	36,175	3,439,157
		5,800,033
Capital Markets — 2.0%
Affiliated Managers Group, Inc.(1)	44,388	9,420,909
Chemicals — 1.2%
Sherwin-Williams Co. (The)	18,744	4,930,422
Westlake Chemical Corp.	11,538	704,856
		5,635,278
Commercial Services and Supplies — 1.4%
KAR Auction Services, Inc.	86,523	2,998,022
Stericycle, Inc.(1)	26,011	3,409,522
		6,407,544
Communications Equipment — 1.5%
ARRIS Group, Inc.(1)	74,027	2,234,875

8

	Shares	Value
Palo Alto Networks, Inc.(1)	37,711	$4,622,237
		6,857,112
Consumer Finance — 1.2%
Discover Financial Services	84,692	5,546,479
Containers and Packaging — 0.8%
Ball Corp.	56,625	3,860,126
Distributors — 1.0%
LKQ Corp.(1)	171,198	4,814,088
Electrical Equipment — 0.8%
Acuity Brands, Inc.	27,471	3,847,863
Electronic Equipment, Instruments and Components — 0.8%
TE Connectivity Ltd.	58,435	3,696,014
Energy Equipment and Services — 0.8%
Patterson-UTI Energy, Inc.	158,121	2,623,228
Weatherford International plc(1)	118,194	1,353,321
		3,976,549
Food and Staples Retailing — 2.8%
Costco Wholesale Corp.	50,041	7,093,311
United Natural Foods, Inc.(1)	32,347	2,501,232
Whole Foods Market, Inc.	70,871	3,573,316
		13,167,859
Food Products — 2.9%
Hain Celestial Group, Inc. (The)(1)	86,461	5,039,811
Hershey Co. (The)	54,214	5,634,461
WhiteWave Foods Co., Class A(1)	80,528	2,817,675
		13,491,947
Health Care Equipment and Supplies — 3.2%
Cooper Cos., Inc. (The)	18,166	2,944,527
Intuitive Surgical, Inc.(1)	5,911	3,126,564
Teleflex, Inc.	79,639	9,144,150
		15,215,241
Health Care Providers and Services — 4.4%
AmerisourceBergen Corp.	80,776	7,282,764
Catamaran Corp.(1)	74,903	3,876,230
HCA Holdings, Inc.(1)	68,007	4,991,034
Team Health Holdings, Inc.(1)	79,839	4,593,138
		20,743,166
Hotels, Restaurants and Leisure — 3.2%
Chipotle Mexican Grill, Inc.(1)	10,786	7,383,125
La Quinta Holdings, Inc.(1)	108,443	2,392,252
Panera Bread Co., Class A(1)	18,651	3,260,195
Papa John's International, Inc.	31,186	1,740,179
		14,775,751
Household Durables — 1.5%
Harman International Industries, Inc.	42,193	4,502,415
Mohawk Industries, Inc.(1)	15,155	2,354,481
		6,856,896

9

	Shares	Value
Internet and Catalog Retail — 1.2%
TripAdvisor, Inc.(1)	74,855	$5,588,674
Internet Software and Services — 3.0%
CoStar Group, Inc.(1)	44,127	8,103,041
LinkedIn Corp., Class A(1)	26,441	6,073,762
		14,176,803
IT Services — 2.4%
Alliance Data Systems Corp.(1)	39,407	11,272,372
Leisure Products — 1.1%
Polaris Industries, Inc.	35,259	5,332,571
Life Sciences Tools and Services — 0.8%
Illumina, Inc.(1)	19,404	3,581,590
Machinery — 5.8%
Flowserve Corp.	113,190	6,772,158
Ingersoll-Rand plc	77,669	4,923,438
Middleby Corp.(1)	96,854	9,598,231
Snap-On, Inc.	20,523	2,806,315
WABCO Holdings, Inc.(1)	29,012	3,039,877
		27,140,019
Media — 1.6%
Charter Communications, Inc., Class A(1)	44,693	7,446,748
Multiline Retail — 1.5%
Burlington Stores, Inc.(1)	53,637	2,534,884
Dollar Tree, Inc.(1)	63,965	4,501,857
		7,036,741
Oil, Gas and Consumable Fuels — 3.2%
Antero Resources Corp.(1)	101,565	4,121,508
Cabot Oil & Gas Corp.	75,681	2,240,914
Concho Resources, Inc.(1)	57,272	5,712,882
Gulfport Energy Corp.(1)	47,572	1,985,655
Oasis Petroleum, Inc.(1)	60,638	1,002,953
		15,063,912
Pharmaceuticals — 4.1%
Endo International plc(1)	83,359	6,011,851
Pacira Pharmaceuticals, Inc.(1)	15,122	1,340,717
Salix Pharmaceuticals Ltd.(1)	38,251	4,396,570
Zoetis, Inc.	170,983	7,357,398
		19,106,536
Professional Services — 1.3%
Nielsen NV	134,052	5,996,146
Real Estate Management and Development — 1.5%
Jones Lang LaSalle, Inc.	45,671	6,847,453
Road and Rail — 3.1%
Canadian Pacific Railway Ltd., New York Shares	46,078	8,878,770
Kansas City Southern	44,360	5,413,251
		14,292,021

10

	Shares	Value
Semiconductors and Semiconductor Equipment — 3.6%
Avago Technologies Ltd.	99,564	$10,015,143
NXP Semiconductor NV(1)	92,052	7,032,773
		17,047,916
Software — 7.5%
Electronic Arts, Inc.(1)	443,671	20,859,192
Intuit, Inc.	87,375	8,055,101
NetSuite, Inc.(1)	27,017	2,949,446
Splunk, Inc.(1)	51,749	3,050,604
		34,914,343
Specialty Retail — 5.2%
Advance Auto Parts, Inc.	30,973	4,933,380
AutoZone, Inc.(1)	7,241	4,482,976
O'Reilly Automotive, Inc.(1)	3,736	719,628
Restoration Hardware Holdings, Inc.(1)	27,807	2,669,750
Signet Jewelers Ltd.	50,958	6,704,544
Tractor Supply Co.	59,355	4,678,361
		24,188,639
Textiles, Apparel and Luxury Goods — 3.7%
Hanesbrands, Inc.	58,371	6,515,371
Kate Spade & Co.(1)	99,490	3,184,675
Michael Kors Holdings Ltd.(1)	29,896	2,245,190
Under Armour, Inc., Class A(1)	81,100	5,506,690
		17,451,926
Wireless Telecommunication Services — 3.1%
SBA Communications Corp., Class A(1)	132,008	14,621,206
TOTAL COMMON STOCKS (Cost $340,025,579)		459,191,825
TEMPORARY CASH INVESTMENTS — 1.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00% - 1.25%, 5/31/18 - 1/31/19, valued at $1,416,465), in a joint trading account at 0.04%, dated 12/31/14, due 1/2/15 (Delivery value $1,387,337)		1,387,334
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125%, 12/31/21, valued at $5,666,100), at 0.00%, dated 12/31/14, due 1/2/15 (Delivery value $5,551,000)		5,551,000
State Street Institutional Liquid Reserves Fund, Premier Class	1,562,872	1,562,872
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,501,206)		8,501,206
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $348,526,785)		467,693,031
OTHER ASSETS AND LIABILITIES — 0.2%		733,668
TOTAL NET ASSETS — 100.0%		$468,426,699

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,776,264	CAD	9,044,572	JPMorgan Chase Bank N.A.	1/30/15	$(4,044)
USD	309,090	CAD	359,282	JPMorgan Chase Bank N.A.	1/30/15	29
						$(4,015)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2014
Assets
Investment securities, at value (cost of $348,526,785)	$467,693,031
Cash	19,417
Foreign currency holdings, at value (cost of $32,179)	29,181
Receivable for investments sold	3,456,224
Receivable for capital shares sold	19,594
Unrealized appreciation on forward foreign currency exchange contracts	29
Dividends and interest receivable	78,362
471,295,838

Liabilities
Payable for investments purchased	2,363,231
Payable for capital shares redeemed	105,371
Unrealized depreciation on forward foreign currency exchange contracts	4,044
Accrued management fees	396,412
Distribution fees payable	81
2,869,139

Net Assets	$468,426,699

Net Assets Consist of:
Capital (par value and paid-in surplus)	$319,375,991
Undistributed net investment income	4,015
Undistributed net realized gain	29,887,456
Net unrealized appreciation	119,159,237
$468,426,699

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$468,047,275	29,778,400	$15.72
Class II, $0.01 Par Value	$379,424	24,158	$15.71

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $22,872)	$2,315,915
Interest	1,131
2,317,046

Expenses:
Management fees	4,592,664
Distribution fees - Class II	730
Directors' fees and expenses	7,954
Other expenses	1,057
4,602,405

Net investment income (loss)	(2,285,359)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	62,770,336
Foreign currency transactions	488,605
63,258,941

Change in net unrealized appreciation (depreciation) on:
Investments	(24,662,388)
Translation of assets and liabilities in foreign currencies	37,808
(24,624,580)

Net realized and unrealized gain (loss)	38,634,361

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,349,002

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2014 AND DECEMBER 31, 2013
Increase (Decrease) in Net Assets	December 31, 2014	December 31, 2013
Operations
Net investment income (loss)	$(2,285,359)	$(1,969,425)
Net realized gain (loss)	63,258,941	62,093,591
Change in net unrealized appreciation (depreciation)	(24,624,580)	47,079,666
Net increase (decrease) in net assets resulting from operations	36,349,002	107,203,832

Distributions to Shareholders
From net realized gains:
Class I	(89,909,726)	(15,185,208)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	78,399,472	(8,875,617)

Net increase (decrease) in net assets	24,838,748	83,143,007

Net Assets
Beginning of period	443,587,951	360,444,944
End of period	$468,426,699	$443,587,951

Undistributed net investment income	$4,015	$45,698

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2014

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services. Sale of Class II commenced on April 25, 2014.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and from 0.80% to 0.90% for Class II. The effective annual management fee for each class for the year ended December 31, 2014 was 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended December 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 were $310,446,998 and $362,425,268, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2014(1)		Year ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	2,331,905	$38,088,912	1,958,353	$32,177,819
Issued in connection with reorganization (Note 10)	2,284,725	32,402,226	—	—
Issued in reinvestment of distributions	6,175,119	89,909,726	1,001,002	15,185,208
Redeemed	(5,279,366)	(82,340,566)	(3,487,153)	(56,238,644)
	5,512,383	78,060,298	(527,798)	(8,875,617)
Class II/Shares Authorized	25,000,000		N/A
Sold	8,699	131,694
Issued in connection with reorganization (Note 10)	29,096	412,582
Redeemed	(13,637)	(205,102)
	24,158	339,174
Net increase (decrease)	5,536,541	$78,399,472	(527,798)	$(8,875,617)

(1) April 25, 2014 (commencement of sale) through December 31, 2014 for Class II.

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$459,191,825	—	—
Temporary Cash Investments	1,562,872	$6,938,334	—
	$460,754,697	$6,938,334	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$29	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(4,044)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $7,077,085.

The value of foreign currency risk derivative instruments as of December 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $29 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $4,044 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $490,699 in net realized gain (loss) on foreign currency transactions and $41,683 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

19

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$3,798,308	—
Long-term capital gains	$86,111,418	$15,185,208

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$349,515,562
Gross tax appreciation of investments	$127,760,167
Gross tax depreciation of investments	(9,582,698)
Net tax appreciation (depreciation) of investments	118,177,469
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,994)
Net tax appreciation (depreciation)	$118,174,475
Undistributed ordinary income	—
Accumulated long-term gains	$30,876,233

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Reorganization

On December 5, 2013, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of VP Vista Fund (VP Vista), one fund in a series issued by the corporation, were transferred to VP Capital Appreciation Fund (VP Capital Appreciation) in exchange for shares of VP Capital Appreciation. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The financial statements and performance history of VP Capital Appreciation survived after the reorganization. The reorganization was effective at the close of the NYSE on April 25, 2014.

The reorganization was accomplished by a tax-free exchange of shares. On April 25, 2014, VP Vista exchanged its shares for shares of VP Capital Appreciation as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
VP Vista – Class I	1,646,210	VP Capital Appreciation – Class I	2,284,725
VP Vista – Class II	21,278	VP Capital Appreciation – Class II	29,096

The net assets of VP Vista and VP Capital Appreciation immediately before the reorganization were $32,814,808 and $428,621,710, respectively. VP Vista’s unrealized appreciation of $6,390,760 was combined with that of VP Capital Appreciation. Immediately after the reorganization, the combined net assets were $461,436,518. VP Capital Appreciation acquired short-term capital loss carryovers of $(2,951,635) from VP Vista.

20

Assuming the reorganization had been completed on January 1, 2014, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income (loss)	$(2,356,222)
Net realized and unrealized gain (loss)	37,845,892
Net increase (decrease) in net assets resulting from operations	$35,489,670

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of VP Vista that have been included in the fund’s Statement of Operations since April 25, 2014.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2014	$18.28	(0.08)	1.27	1.19	(3.75)	$15.72	8.14%	1.00%	(0.50)%	68%	$468,047
2013	$14.54	(0.08)	4.45	4.37	(0.63)	$18.28	30.92%	1.00%	(0.49)%	72%	$443,588
2012	$13.22	(0.01)	2.15	2.14	(0.82)	$14.54	16.00%	1.00%	(0.04)%	74%	$360,445
2011	$14.14	(0.05)	(0.87)	(0.92)	—	$13.22	(6.51)%	1.00%	(0.39)%	98%	$313,784
2010	$10.77	(0.04)	3.41	3.37	—	$14.14	31.29%	1.01%	(0.35)%	117%	$356,734
Class II
2014(3)	$14.18	(0.06)	1.59	1.53	—	$15.71	10.79%	1.15%(4)	(0.61)%(4)	68%(5)	$379

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	April 25, 2014 (commencement of sale) through December 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2014.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 12, 2015

23

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,309,604, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,798,308 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2014.

The fund hereby designates $86,111,418, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2014.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84529 1502

ANNUAL REPORT	DECEMBER 31, 2014

VP Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Class I	AWRIX	11.24%(1)	11.59%	5/2/11
Russell 1000 Growth Index	—	13.05%	14.30%	—
Class II	AWREX	11.07%(1)	11.42%	5/2/11

(1)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over Life of Class
$10,000 investment made May 2, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2014
Class I — $14,951**

Russell 1000 Growth Index — $16,328

*	From May 2, 2011, Class I’s inception date. Not annualized.

**	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

VP Growth returned 11.07%* in the 12 months ended December 31, 2014, compared with the 13.05% return of its benchmark, the Russell 1000 Growth Index.

Information technology stocks contributed most to absolute returns. Energy was the only sector to detract from performance in absolute terms. Relative to the benchmark, the health care, industrials, and financials sectors were the leading detractors, driven by stock selection decisions. Materials, consumer staples, and consumer discretionary stocks contributed most to relative results.

Health Care Detracted Most

Positioning in the health care sector detracted most from performance relative to the Russell 1000 Growth Index. Stock choices meant the pharmaceutical industry underperformed, led by stakes in Allergan and AbbVie. An underweight position and stock selection decisions in the biotechnology industry also weighed on performance. It hurt to be underrepresented in shares of Gilead Sciences and Amgen, among others. Over the course of the fiscal year we eliminated our positions in Allergan, AbbVie, and Amgen.

Other Notable Detractors

Stock selection detracted from relative results in the industrials and financials sectors. Positioning among aerospace and defense companies hurt most, led by a stake in Precision Castparts. We eliminated the stock after business results were worse than we expected. Elsewhere, a newly-initiated position in Caterpillar detracted. We believed the firm’s mining business was bottoming and that the stock had an attractive risk/reward profile given our estimate of its value and its current dividend. The financials sector detracted, as it hurt relative results to have no exposure to real estate investment trusts, which performed well during the fiscal year.

In terms of individual securities, computers and peripherals giant Apple was a notable detractor from performance compared with the benchmark. We have some exposure to the stock, but less than the index, believing it is difficult for Apple to continue to rapidly improve earnings; nevertheless, the stock did well as a result of excitement around new product launches. Another leading individual detractor for the fiscal year was electronics retailer Best Buy. The company made progress on its turnaround in 2013, but reported much weaker-than-expected holiday sales amid a promotional sales environment that failed to drive higher industry demand. The promotions hit both the top line and margins, causing the company to miss earnings and lower future guidance. We eliminated the position.

Materials Helped Most

An underweight position and stock selection decisions made materials stocks the leading contributors to relative results. Chemicals companies contributed most to outperformance thanks to an underweight position and stock choices. Notable contributors in the materials sector were LyondellBasell Industries and The Dow Chemical Company, among others. After profiting from the

* All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the management fee had not been waived.  Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

stake in LyondellBasell, we eliminated the position late in the year because of concern about its exposure to sharply lower crude oil prices. It was a similar story for Dow, which we took profits from and sold during the period.

Consumer Staples, Discretionary Also Contributed

Notable contributions to relative performance came from positioning in the consumer staples and discretionary sectors. Among staples shares, selection and allocation decisions in the beverages and food products industries aided relative results. Important individual contributors in the sector included Mead Johnson Nutrition, General Mills, and PepsiCo, among others. We later eliminated the stake in General Mills.

Many of the leading contributions to relative results came from holdings in the consumer discretionary space, led by hotelier Marriott International. The company enjoyed solid profit growth as room capacity and rates are attractive after years of little or no room growth in the industry. It was also beneficial to be underrepresented in shares of Amazon.com, which lost nearly a quarter of their value in 2014. We sold out of the stock early in the year as the company saw capital expenditures rise and margins fall.The largest single contributor to relative results for the fiscal year regardless of sector was software maker Electronic Arts, which continued to benefit from its focus on free cash flow growth, profitability, and margin expansion.

Current Positioning

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities.

As of December 31, 2014, the health care sector was the portfolio’s largest overweight position relative to the benchmark. We favored health care equipment and supplies and pharmaceuticals companies. Medical device companies should see a better environment from higher utilization rates in the U.S., as well as getting the medical device tax. Device pipelines, however, are not universally robust, so security selection in this space is crucial to differentiate among potential winners and losers. At the other end of the spectrum, the underweight position in the materials sector is attributable in part to our decision to eliminate the fund’s stake in chemical firm Monsanto. We worried about the outlook for seed purchases given falling corn prices.

5

Fund Characteristics

DECEMBER 31, 2014
Top Ten Holdings	% of net assets
Apple, Inc.	5.0%
Visa, Inc., Class A	4.3%
Comcast Corp., Class A	3.3%
Boeing Co. (The)	2.6%
Exxon Mobil Corp.	2.5%
PepsiCo, Inc.	2.4%
Facebook, Inc., Class A	2.3%
Union Pacific Corp.	2.2%
Lockheed Martin Corp.	2.2%
CVS Health Corp.	2.0%

Top Five Industries	% of net assets
IT Services	7.6%
Specialty Retail	6.6%
Biotechnology	6.5%
Media	6.0%
Internet Software and Services	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Exchange-Traded Funds	0.1%
Total Equity Exposure	99.6%
Other Assets and Liabilities	0.4%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1)7/1/14 - 12/31/14	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,048.60	$4.49	0.87%
Class I (before waiver)	$1,000	$1,048.60(2)	$5.16	1.00%
Class II (after waiver)	$1,000	$1,048.20	$5.27	1.02%
Class II (before waiver)	$1,000	$1,048.20(2)	$5.94	1.15%
Hypothetical
Class I (after waiver)	$1,000	$1,020.82	$4.43	0.87%
Class I (before waiver)	$1,000	$1,020.16	$5.09	1.00%
Class II (after waiver)	$1,000	$1,020.06	$5.19	1.02%
Class II (before waiver)	$1,000	$1,019.41	$5.85	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

DECEMBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 5.5%
Boeing Co. (The)	1,249	$162,345
Lockheed Martin Corp.	716	137,880
Raytheon Co.	385	41,646
		341,871
Airlines — 0.7%
Alaska Air Group, Inc.	744	44,461
Automobiles — 0.6%
Harley-Davidson, Inc.	565	37,239
Banks — 2.2%
SunTrust Banks, Inc.	816	34,190
Wells Fargo & Co.	1,818	99,663
		133,853
Beverages — 2.4%
PepsiCo, Inc.	1,556	147,135
Biotechnology — 6.5%
Alexion Pharmaceuticals, Inc.(1)	551	101,952
Biogen Idec, Inc.(1)	303	102,853
Gilead Sciences, Inc.(1)	1,228	115,751
Incyte Corp.(1)	496	36,263
Regeneron Pharmaceuticals, Inc.(1)	122	50,050
		406,869
Capital Markets — 1.9%
Franklin Resources, Inc.	1,166	64,561
Invesco Ltd.	1,411	55,763
		120,324
Chemicals — 2.1%
PPG Industries, Inc.	323	74,661
Sherwin-Williams Co. (The)	224	58,921
		133,582
Communications Equipment — 2.9%
Cisco Systems, Inc.	2,172	60,414
QUALCOMM, Inc.	1,611	119,746
		180,160
Electrical Equipment — 0.6%
Generac Holdings, Inc.(1)	771	36,052
Energy Equipment and Services — 0.3%
National Oilwell Varco, Inc.	327	21,428
Food and Staples Retailing — 2.4%
CVS Health Corp.	1,278	123,084
Kroger Co. (The)	397	25,492
		148,576
Food Products — 2.2%
ConAgra Foods, Inc.	656	23,800
Hershey Co. (The)	470	48,847
8

	Shares	Value
Mead Johnson Nutrition Co.	607	$61,028
		133,675
Health Care Equipment and Supplies — 3.8%
C.R. Bard, Inc.	385	64,149
DENTSPLY International, Inc.	841	44,800
Intuitive Surgical, Inc.(1)	117	61,886
Medtronic, Inc.	433	31,262
Mettler-Toledo International, Inc.(1)	108	32,666
		234,763
Health Care Providers and Services — 2.5%
Cardinal Health, Inc.	550	44,401
Express Scripts Holding Co.(1)	931	78,828
Quest Diagnostics, Inc.	519	34,804
		158,033
Health Care Technology — 0.6%
Cerner Corp.(1)	551	35,628
Hotels, Restaurants and Leisure — 2.0%
Chipotle Mexican Grill, Inc.(1)	54	36,963
Marriott International, Inc., Class A	726	56,650
MGM Resorts International(1)	1,457	31,151
		124,764
Household Products — 0.9%
Church & Dwight Co., Inc.	673	53,039
Industrial Conglomerates — 1.8%
3M Co.	667	109,601
Internet and Catalog Retail — 1.7%
Expedia, Inc.	1,269	108,322
Internet Software and Services — 5.6%
Facebook, Inc., Class A(1)	1,847	144,103
Google, Inc., Class A(1)	142	75,354
LinkedIn Corp., Class A(1)	110	25,268
Pandora Media, Inc.(1)	1,771	31,577
VeriSign, Inc.(1)	503	28,671
Yelp, Inc.(1)	758	41,485
		346,458
IT Services — 7.6%
Alliance Data Systems Corp.(1)	252	72,085
Cognizant Technology Solutions Corp., Class A(1)	981	51,660
Fiserv, Inc.(1)	720	51,098
Teradata Corp.(1)	730	31,886
Visa, Inc., Class A	1,025	268,755
		475,484
Life Sciences Tools and Services — 1.3%
Illumina, Inc.(1)	251	46,329
Waters Corp.(1)	280	31,562
		77,891
Machinery — 3.9%
Caterpillar, Inc.	1,048	95,924
Parker-Hannifin Corp.	493	63,572
WABCO Holdings, Inc.(1)	400	41,912

9

	Shares	Value
Wabtec Corp.	471	$40,925
		242,333
Media — 6.0%
Comcast Corp., Class A	3,512	203,731
Scripps Networks Interactive, Inc., Class A	363	27,323
Sirius XM Holdings, Inc.(1)	9,519	33,317
Walt Disney Co. (The)	1,181	111,238
		375,609
Metals and Mining — 0.2%
United States Steel Corp.	412	11,017
Multiline Retail — 1.4%
Macy's, Inc.	1,350	88,763
Oil, Gas and Consumable Fuels — 3.7%
Concho Resources, Inc.(1)	182	18,155
Exxon Mobil Corp.	1,657	153,190
Occidental Petroleum Corp.	320	25,795
Phillips 66	455	32,623
		229,763
Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	783	59,665
Pharmaceuticals — 2.3%
Eli Lilly & Co.	193	13,315
Jazz Pharmaceuticals plc(1)	189	30,945
Teva Pharmaceutical Industries Ltd. ADR	1,217	69,990
Zoetis, Inc.	688	29,604
		143,854
Road and Rail — 2.2%
Union Pacific Corp.	1,171	139,501
Semiconductors and Semiconductor Equipment — 1.0%
Altera Corp.	1,028	37,975
Xilinx, Inc.	542	23,463
		61,438
Software — 5.0%
Electronic Arts, Inc.(1)	859	40,386
Intuit, Inc.	1,017	93,757
NetSuite, Inc.(1)	319	34,825
Oracle Corp.	2,498	112,335
Splunk, Inc.(1)	526	31,008
		312,311
Specialty Retail — 6.6%
AutoZone, Inc.(1)	135	83,580
Bed Bath & Beyond, Inc.(1)	1,081	82,340
Gap, Inc. (The)	1,284	54,069
O'Reilly Automotive, Inc.(1)	211	40,643
Ross Stores, Inc.	601	56,650
TJX Cos., Inc. (The)	1,314	90,114
		407,396
Technology Hardware, Storage and Peripherals — 5.0%
Apple, Inc.	2,820	311,272

10

	Shares	Value
Tobacco — 1.6%
Philip Morris International, Inc.	1,191	$97,007
Wireless Telecommunication Services — 1.5%
SBA Communications Corp., Class A(1)	839	92,928
TOTAL COMMON STOCKS (Cost $5,284,377)		6,182,065
EXCHANGE-TRADED FUNDS — 0.1%
iShares Russell 1000 Growth Index Fund (Cost $9,342)	97	9,274
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $5,293,719)		6,191,339
OTHER ASSETS AND LIABILITIES — 0.4%		23,721
TOTAL NET ASSETS — 100.0%		$6,215,060

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2014
Assets
Investment securities, at value (cost of $5,293,719)	$6,191,339
Receivable for investments sold	91,608
Receivable for capital shares sold	22,513
Dividends receivable	6,356
6,311,816

Liabilities
Disbursements in excess of demand deposit cash	30,203
Payable for investments purchased	38,559
Payable for capital shares redeemed	22,790
Accrued management fees	4,024
Distribution fees payable	1,180
96,756

Net Assets	$6,215,060

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,223,388
Undistributed net realized gain	94,052
Net unrealized appreciation	897,620
$6,215,060

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$747,508	57,504	$13.00
Class II, $0.01 Par Value	$5,467,552	420,654	$13.00

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $178)	$78,561

Expenses:
Management fees	55,023
Distribution fees - Class II	13,340
Directors' fees and expenses	186
68,549
Fees waived	(4,173)
64,376

Net investment income (loss)	14,185

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	801,876
Change in net unrealized appreciation (depreciation) on investments	(162,256)

Net realized and unrealized gain (loss)	639,620

Net Increase (Decrease) in Net Assets Resulting from Operations	$653,805

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2014 AND DECEMBER 31, 2013
Increase (Decrease) in Net Assets	December 31, 2014	December 31, 2013
Operations
Net investment income (loss)	$14,185	$15,292
Net realized gain (loss)	801,876	111,684
Change in net unrealized appreciation (depreciation)	(162,256)	933,046
Net increase (decrease) in net assets resulting from operations	653,805	1,060,022

Distributions to Shareholders
From net investment income:
Class I	(2,742)	(2,585)
Class II	(11,994)	(11,724)
From net realized gains:
Class I	(86,281)	(505)
Class II	(634,284)	(3,734)
Decrease in net assets from distributions	(735,301)	(18,548)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	644,418	2,772,286

Net increase (decrease) in net assets	562,922	3,813,760

Net Assets
Beginning of period	5,652,138	1,838,378
End of period	$6,215,060	$5,652,138

Undistributed net investment income	—	$868

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2014

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 13% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.16% of its management fee. The investment advisor expects the fee waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2014 was $483 and $3,690 for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2014 was 0.93% and 0.83% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended December 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 were $7,653,750 and $7,661,903, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2014		Year ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Issued in reinvestment of distributions	6,784	$89,023	234	$3,090
Class II/Shares Authorized	50,000,000		50,000,000
Sold	195,007	2,685,154	413,850	4,814,895
Issued in reinvestment of distributions	49,244	646,278	1,172	15,458
Redeemed	(199,410)	(2,776,037)	(167,035)	(2,061,157)
	44,841	555,395	247,987	2,769,196
Net increase (decrease)	51,625	$644,418	248,221	$2,772,286

17

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$166,222	$14,309
Long-term capital gains	$569,079	$4,239

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,316,459
Gross tax appreciation of investments	$939,431
Gross tax depreciation of investments	(64,551)
Net tax appreciation (depreciation) of investments	$874,880
Undistributed ordinary income	$30,066
Accumulated long-term gains	$86,726

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2014	$13.25	0.05	1.43	1.48	(0.05)	(1.68)	(1.73)	$13.00	11.24%	0.93%	1.00%	0.37%	0.30%	128%	$748
2013	$10.31	0.06	2.94	3.00	(0.05)	(0.01)	(0.06)	$13.25	29.11%	1.01%	1.01%	0.49%	0.49%	122%	$672
2012	$9.12	0.07	1.17	1.24	(0.05)	—	(0.05)	$10.31	13.66%	1.01%	1.01%	0.73%	0.73%	78%	$521
2011(3)	$10.00	0.04	(0.88)	(0.84)	(0.04)	—	(0.04)	$9.12	(8.41)%	1.00%(4)	1.00%(4)	0.64%(4)	0.64%(4)	66%	$458
Class II
2014	$13.25	0.03	1.43	1.46	(0.03)	(1.68)	(1.71)	$13.00	11.07%	1.08%	1.15%	0.22%	0.15%	128%	$5,468
2013	$10.31	0.04	2.94	2.98	(0.03)	(0.01)	(0.04)	$13.25	28.92%	1.16%	1.16%	0.34%	0.34%	122%	$4,980
2012	$9.12	0.06	1.17	1.23	(0.04)	—	(0.04)	$10.31	13.49%	1.16%	1.16%	0.58%	0.58%	78%	$1,318
2011(3)	$10.00	0.03	(0.88)	(0.85)	(0.03)	—	(0.03)	$9.12	(8.50)%	1.15%(4)	1.15%(4)	0.49%(4)	0.49%(4)	66%	$458

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	May 2, 2011 (fund inception) through December 31, 2011.

(4)	Annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Growth Fund of American Century Variable Portfolios, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 12, 2015

20

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

22

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $81,689, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $151,487 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2014.

The fund hereby designates $569,079, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2014.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84534 1502

ANNUAL REPORT	DECEMBER 31, 2014

VP Income & Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVGIX	12.50%	15.58%	6.91%	6.69%	10/30/97
S&P 500 Index	—	13.69%	15.45%	7.67%	6.75%	—
Class II	AVPGX	12.33%	15.32%	6.66%	6.77%	5/1/02
Class III	AIGTX	12.50%	15.58%	6.91%	7.98%	6/26/02

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2014
Class I — $19,517

S&P 500 Index — $20,947

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.70%	0.95%	0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

VP Income & Growth returned 12.50%* for the fiscal year ended December 31, 2014, compared with the 13.69% return of its benchmark, the S&P 500 Index.

VP Income & Growth’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment), with a tilt towards valuation, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s underperformance stemmed in part from the fact that higher dividend yield stocks, which the fund targets due to their potential for higher current income, generally underperformed the broad market despite producing solid absolute gains. Likewise, the fund’s valuation factors were generally weak, particularly during the latter half of the period. Growth insights were mixed, but overall benefited the fund, as did factors of quality. Sentiment-based measures were largely neutral. On a sector basis, security selection in consumer discretionary and energy led underperformance. Conversely, consumer staples holdings and positioning in the information technology sectors proved beneficial to the fund’s results.

Consumer Discretionary Leading Detractor

Security selection in the consumer discretionary sector was a leading detractor from the fund’s twelve-month results. A number of specialty retailers declined during the period including video game retailer GameStop, which fell on disappointing earnings, impacted by a delay in the highly anticipated Assassin’s Creed video game, and lowered future guidance. Despite the impact on sales, the holding appears attractive on strong valuation and sentiment factors. A number of casino-related holdings in the hotels, restaurants, and leisure industry had a negative impact on results. A portfolio-only position in casino operator Las Vegas Sands detracted after the company’s stock declined on lower revenues from its Macau-based operations, as a slowdown in economic growth in China impacted gambling spending by consumers. The stock fell further at the end of the period on news that Chinese authorities would impose stricter regulation on gambling. Nevertheless, the company’s valuation- and quality-based insights position it as an attractive portfolio holding. Casino game equipment maker International Game Technology fell on disappointing earnings stemming from declining slot machine sales, and we ultimately exited our position in the holding.

The energy sector, which declined amid a drastic drop in the price of oil, was another area of detraction. The fund’s overweight positioning, relative to the index, and security selection in the energy equipment and services industry contributed to the sector’s underperformance. Key detractors included Ensco, a provider of offshore drilling services, and equipment supplier National Oilwell Varco, which fell during the second half of the period, together with the overall sector. Despite the difficult current environment faced by energy holdings, as the price of oil falls, the valuation signals for both companies appear very attractive, and we continue to hold the positions.

Consumer Staples Sector Outperformed

Stock choices in the consumer staples sector, particularly among tobacco and beverage manufacturers, bolstered the portfolio’s returns. Key contribution came from tobacco manufacturer Lorillard as the company’s stock price rose on news of being acquired by an industry rival. The position was ultimately sold to lock in gains. Likewise, an overweight position in beverage

* All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

manufacturer Dr Pepper Snapple Group helped the fund’s returns following steady appreciation over the year due to continued revenue and earnings growth.

Security selection and overweight positioning, especially in computers and peripherals and semiconductor manufacturers, led the information technology sector to be a top outperformer. Semiconductor manufacturer Intel advanced on improving demand for computers and data center services, which translated to strong, above-consensus earnings and positioned the holding as a top fund outperformer. A portfolio-only position in printing and imaging device manufacturer Lexmark International also added to relative returns. The company’s stock rallied on increased demand for laser and multifunction peripheral printers and on rising revenues from its newer business lines.

Elsewhere, key contribution came from an overweight position in biotechnology company Amgen, whose rising global sales and cost cutting measures led to substantial earnings-per-share growth. Likewise, not owning internet retailer Amazon.com proved beneficial given the stock’s 22% decline over the course of the year.

A Look Ahead

Looking ahead, economic recovery in the U.S. is progressing, albeit at a slower pace than during prior post-recessionary periods, and is likely to continue to outpace growth in other global regions throughout 2015. Improvements in consumer confidence and rising corporate profits and revenues point to a sustainable rebound, and economic growth is likely to further benefit from the ongoing recovery in the labor and housing markets. Interest rates and inflation are expected to remain low in the near term, but longer-term increases are likely based on improving economic fundamentals and wage growth. Our systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management. Currently, the fund’s most significant sector overweight positions are in information technology and industrials while financials and consumer discretionary represent the greatest sector underweights.

4

Fund Characteristics

DECEMBER 31, 2014
Top Ten Holdings	% of net assets
Microsoft Corp.	2.8%
Apple, Inc.	2.7%
Johnson & Johnson	2.4%
Exxon Mobil Corp.	2.4%
JPMorgan Chase & Co.	2.1%
General Electric Co.	2.1%
Pfizer, Inc.	1.9%
Intel Corp.	1.8%
Verizon Communications, Inc.	1.7%
Merck & Co., Inc.	1.7%

Top Five Industries	% of net assets
Pharmaceuticals	7.4%
Technology Hardware, Storage and Peripherals	6.1%
Software	5.5%
Oil, Gas and Consumable Fuels	5.0%
Real Estate Investment Trusts (REITs)	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(0.9)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1)7/1/14 - 12/31/14	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,048.40	$3.61	0.70%
Class II	$1,000	$1,048.00	$4.90	0.95%
Class III	$1,000	$1,048.40	$3.61	0.70%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.42	$4.84	0.95%
Class III	$1,000	$1,021.68	$3.57	0.70%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

DECEMBER 31, 2014

	Shares	Value
COMMON STOCKS — 98.6%
Aerospace and Defense — 4.3%
Boeing Co. (The)	35,225	$4,578,545
Honeywell International, Inc.	43,939	4,390,385
Lockheed Martin Corp.	23,794	4,582,011
United Technologies Corp.	23,333	2,683,295
		16,234,236
Air Freight and Logistics — 1.2%
United Parcel Service, Inc., Class B	41,456	4,608,663
Auto Components — 0.8%
Magna International, Inc.	27,198	2,956,151
Banks — 3.5%
Bank of America Corp.	42,580	761,756
Bank of Hawaii Corp.	1,486	88,135
BB&T Corp.	34,168	1,328,794
Citigroup, Inc.	3,527	190,846
East West Bancorp, Inc.	11,913	461,152
JPMorgan Chase & Co.	125,323	7,842,713
Wells Fargo & Co.	44,349	2,431,212
		13,104,608
Beverages — 1.1%
Coca-Cola Co. (The)	6,942	293,091
Dr Pepper Snapple Group, Inc.	54,988	3,941,540
PepsiCo, Inc.	663	62,693
		4,297,324
Biotechnology — 1.8%
Amgen, Inc.	34,628	5,515,894
Biogen Idec, Inc.(1)	4,194	1,423,653
		6,939,547
Capital Markets — 2.2%
BlackRock, Inc.	632	225,978
Franklin Resources, Inc.	15,251	844,448
Morgan Stanley	32,924	1,277,451
T. Rowe Price Group, Inc.	38,218	3,281,398
Waddell & Reed Financial, Inc., Class A	55,754	2,777,664
		8,406,939
Chemicals — 2.5%
Cabot Corp.	13,519	592,943
Dow Chemical Co. (The)	83,554	3,810,898
E.I. du Pont de Nemours & Co.	66,065	4,884,846
		9,288,687
Commercial Services and Supplies — 0.8%
Pitney Bowes, Inc.	115,296	2,809,764
Steelcase, Inc., Class A	6,597	118,416
		2,928,180

7

	Shares	Value
Communications Equipment — 3.8%
Cisco Systems, Inc.	225,389	$6,269,195
Harris Corp.	33,908	2,435,273
QUALCOMM, Inc.	73,470	5,461,025
		14,165,493
Diversified Consumer Services — 0.8%
H&R Block, Inc.	93,934	3,163,697
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)	13,467	2,022,070
Diversified Telecommunication Services — 3.4%
AT&T, Inc.	189,999	6,382,066
Verizon Communications, Inc.	140,079	6,552,896
		12,934,962
Electric Utilities — 1.3%
Entergy Corp.	41,838	3,659,988
UIL Holdings Corp.	26,619	1,158,991
		4,818,979
Electrical Equipment — 1.0%
Emerson Electric Co.	58,035	3,582,501
Electronic Equipment, Instruments and Components — 1.1%
Corning, Inc.	169,454	3,885,580
TE Connectivity Ltd.	4,102	259,452
		4,145,032
Energy Equipment and Services — 3.8%
Baker Hughes, Inc.	15,320	858,993
Ensco plc, Class A	84,936	2,543,833
Halliburton Co.	82,073	3,227,931
National Oilwell Varco, Inc.	51,491	3,374,205
Schlumberger Ltd.	50,883	4,345,917
		14,350,879
Food and Staples Retailing — 2.2%
Sysco Corp.	65,062	2,582,311
Wal-Mart Stores, Inc.	64,667	5,553,602
		8,135,913
Food Products — 2.1%
Archer-Daniels-Midland Co.	76,681	3,987,412
Bunge Ltd.	11,170	1,015,465
Campbell Soup Co.	13,373	588,412
ConAgra Foods, Inc.	63,763	2,313,321
		7,904,610
Health Care Equipment and Supplies — 4.0%
Baxter International, Inc.	49,055	3,595,241
Becton Dickinson and Co.	27,703	3,855,150
Medtronic, Inc.	59,036	4,262,399
St. Jude Medical, Inc.	50,309	3,271,594
		14,984,384
Health Care Providers and Services — 0.9%
Aetna, Inc.	38,587	3,427,683
Hotels, Restaurants and Leisure — 1.2%
Las Vegas Sands Corp.	47,712	2,774,930

8

	Shares	Value
McDonald's Corp.	17,288	$1,619,886
		4,394,816
Household Durables — 1.5%
Garmin Ltd.	59,982	3,168,849
Tupperware Brands Corp.	40,250	2,535,750
		5,704,599
Household Products — 1.6%
Kimberly-Clark Corp.	34,054	3,934,599
Procter & Gamble Co. (The)	20,796	1,894,308
		5,828,907
Industrial Conglomerates — 3.5%
3M Co.	32,674	5,368,992
General Electric Co.	310,132	7,837,035
		13,206,027
Insurance — 1.4%
Allstate Corp. (The)	5,387	378,437
American International Group, Inc.	78,366	4,389,279
Hanover Insurance Group, Inc. (The)	9,078	647,443
		5,415,159
Internet Software and Services — 0.8%
Google, Inc., Class A(1)	2,873	1,524,586
Google, Inc., Class C(1)	2,998	1,578,147
		3,102,733
IT Services — 1.6%
International Business Machines Corp.	37,031	5,941,254
Machinery — 3.4%
Caterpillar, Inc.	43,117	3,946,499
Cummins, Inc.	16,139	2,326,760
Parker-Hannifin Corp.	26,292	3,390,353
Stanley Black & Decker, Inc.	32,685	3,140,375
		12,803,987
Media — 1.0%
Comcast Corp., Class A	5,656	328,105
Omnicom Group, Inc.	40,196	3,113,984
Walt Disney Co. (The)	1,832	172,556
		3,614,645
Multi-Utilities — 1.1%
Consolidated Edison, Inc.	18,592	1,227,258
Vectren Corp.	59,840	2,766,403
		3,993,661
Multiline Retail — 1.6%
Kohl's Corp.	43,596	2,661,100
Macy's, Inc.	51,154	3,363,375
		6,024,475
Oil, Gas and Consumable Fuels — 5.0%
Chevron Corp.	16,010	1,796,002
ConocoPhillips	65,792	4,543,596
Exxon Mobil Corp.	95,716	8,848,944
Valero Energy Corp.	69,651	3,447,724
		18,636,266

9

	Shares	Value
Paper and Forest Products — 0.7%
Domtar Corp.	44,247	$1,779,615
International Paper Co.	18,716	1,002,803
		2,782,418
Pharmaceuticals — 7.4%
AbbVie, Inc.	84,766	5,547,087
Johnson & Johnson	85,134	8,902,462
Merck & Co., Inc.	113,368	6,438,169
Pfizer, Inc.	223,779	6,970,716
		27,858,434
Real Estate Investment Trusts (REITs) — 4.7%
Duke Realty Corp.	35,908	725,342
HCP, Inc.	75,628	3,329,901
Highwoods Properties, Inc.	52,339	2,317,571
Hospitality Properties Trust	101,862	3,157,722
Post Properties, Inc.	12,495	734,331
Rayonier, Inc.	109,359	3,055,490
Realty Income Corp.	39,390	1,879,297
Senior Housing Properties Trust	117,063	2,588,263
		17,787,917
Semiconductors and Semiconductor Equipment — 4.6%
Intel Corp.	182,864	6,636,135
Marvell Technology Group Ltd.	110,269	1,598,900
Maxim Integrated Products, Inc.	55,476	1,768,020
Texas Instruments, Inc.	78,402	4,191,763
Xilinx, Inc.	68,642	2,971,512
		17,166,330
Software — 5.5%
CA, Inc.	98,916	3,011,992
Microsoft Corp.	227,663	10,574,946
Oracle Corp.	89,614	4,029,942
Symantec Corp.	126,310	3,240,483
		20,857,363
Specialty Retail — 1.5%
Best Buy Co., Inc.	26,659	1,039,168
GameStop Corp., Class A	44,125	1,491,425
Staples, Inc.	171,930	3,115,371
		5,645,964
Technology Hardware, Storage and Peripherals — 6.1%
Apple, Inc.	93,654	10,337,529
Hewlett-Packard Co.	114,498	4,594,805
Lexmark International, Inc., Class A	69,129	2,852,954
Seagate Technology plc	55,689	3,703,318
Western Digital Corp.	14,460	1,600,722
		23,089,328
Thrifts and Mortgage Finance — 0.1%
New York Community Bancorp, Inc.	13,928	222,848
Tobacco — 1.2%
Philip Morris International, Inc.	55,437	4,515,344
TOTAL COMMON STOCKS (Cost $291,200,029)		370,993,013

10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 2.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00% - 1.25%, 5/31/18 - 1/31/19, valued at $1,403,220), in a joint trading account at 0.04%, dated 12/31/14, due 1/2/15 (Delivery value $1,374,365)		$1,374,362
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125%, 12/31/21, valued at $5,610,550), at 0.00%, dated 12/31/14, due 1/2/15 (Delivery value $5,499,000)		5,499,000
State Street Institutional Liquid Reserves Fund, Premier Class	1,548,348	1,548,348
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,421,710)		8,421,710
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $299,621,739)		379,414,723
OTHER ASSETS AND LIABILITIES — (0.9)%		(3,274,096)
TOTAL NET ASSETS — 100.0%		$376,140,627

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2014
Assets
Investment securities, at value (cost of $299,621,739)	$379,414,723
Receivable for capital shares sold	193,169
Dividends and interest receivable	568,413
380,176,305

Liabilities
Payable for investments purchased	3,530,525
Payable for capital shares redeemed	279,291
Accrued management fees	221,443
Distribution fees payable	4,419
4,035,678

Net Assets	$376,140,627

Net Assets Consist of:
Capital (par value and paid-in surplus)	$269,212,383
Undistributed net investment income	326,342
Undistributed net realized gain	26,808,936
Net unrealized appreciation	79,792,966
$376,140,627

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$342,075,453	33,831,997	$10.11
Class II, $0.01 Par Value	$21,038,209	2,079,933	$10.11
Class III, $0.01 Par Value	$13,026,965	1,288,313	$10.11

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $23,410)	$9,368,553
Interest	596
9,369,149

Expenses:
Management fees	2,319,375
Distribution fees - Class II	46,586
Directors’ fees and expenses	5,589
Other expenses	58
2,371,608

Net investment income (loss)	6,997,541

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	29,555,625
Foreign currency transactions	(460)
29,555,165

Change in net unrealized appreciation (depreciation) on:
Investments	1,449,002
Translation of assets and liabilities in foreign currencies	(40)
1,448,962

Net realized and unrealized gain (loss)	31,004,127

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,001,668

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2014 AND DECEMBER 31, 2013
Increase (Decrease) in Net Assets	December 31, 2014	December 31, 2013
Operations
Net investment income (loss)	$6,997,541	$6,079,244
Net realized gain (loss)	29,555,165	43,918,156
Change in net unrealized appreciation (depreciation)	1,448,962	31,362,919
Net increase (decrease) in net assets resulting from operations	38,001,668	81,360,319

Distributions to Shareholders
From net investment income:
Class I	(6,184,296)	(5,466,670)
Class II	(333,947)	(315,522)
Class III	(150,110)	(114,334)
Decrease in net assets from distributions	(6,668,353)	(5,896,526)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	48,641,599	(18,860,710)

Redemption Fees
Increase in net assets from redemption fees	9,613	1,378

Net increase (decrease) in net assets	79,984,527	56,604,461

Net Assets
Beginning of period	296,156,100	239,551,639
End of period	$376,140,627	$296,156,100

Undistributed net investment income	$326,342	$165,706

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2014

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective.

The fund offers Class I, Class II, and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

16

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.65% to 0.70% for Class I, Class II and Class III. The effective annual management fee for each class for the year ended December 31, 2014 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended December 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 were $300,017,908 and $253,942,777, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2014		Year ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	8,774,054	$85,298,634	2,537,470	$20,788,325
Issued in reinvestment of distributions	637,433	6,184,296	659,681	5,466,670
Redeemed	(5,181,988)	(49,657,771)	(5,720,846)	(45,978,145)
	4,229,499	41,825,159	(2,523,695)	(19,723,150)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	751,347	7,238,599	817,684	6,864,615
Issued in reinvestment of distributions	34,463	333,947	38,019	315,522
Redeemed	(787,997)	(7,429,995)	(797,332)	(6,562,714)
	(2,187)	142,551	58,371	617,423
Class III/Shares Authorized	50,000,000		50,000,000
Sold	934,917	9,246,549	324,083	2,646,185
Issued in reinvestment of distributions	15,452	150,110	13,747	114,334
Redeemed	(283,009)	(2,722,770)	(308,017)	(2,515,502)
	667,360	6,673,889	29,813	245,017
Net increase (decrease)	4,894,672	$48,641,599	(2,435,511)	$(18,860,710)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$370,993,013	—	—
Temporary Cash Investments	1,548,348	$6,873,362	—
	$372,541,361	$6,873,362	—

18

7. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$6,668,353	$5,896,526
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$301,757,487
Gross tax appreciation of investments	$83,316,705
Gross tax depreciation of investments	(5,659,469)
Net tax appreciation (depreciation) of investments	77,657,236
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(18)
Net tax appreciation (depreciation)	$77,657,218
Undistributed ordinary income	$8,643,005
Accumulated long-term gains	$20,628,021

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2014	$9.17	0.20	0.94	1.14	(0.20)	$10.11	12.50%	0.70%	2.13%	77%	$342,075
2013	$6.90	0.18	2.27	2.45	(0.18)	$9.17	35.82%	0.70%	2.28%	73%	$271,368
2012	$6.14	0.14	0.76	0.90	(0.14)	$6.90	14.74%	0.70%	2.08%	66%	$221,515
2011	$6.05	0.10	0.09	0.19	(0.10)	$6.14	3.11%	0.70%	1.61%	54%	$217,635
2010	$5.38	0.08	0.67	0.75	(0.08)	$6.05	14.15%	0.71%	1.48%	55%	$240,243
Class II
2014	$9.17	0.18	0.93	1.11	(0.17)	$10.11	12.33%	0.95%	1.88%	77%	$21,038
2013	$6.90	0.17	2.26	2.43	(0.16)	$9.17	35.48%	0.95%	2.03%	73%	$19,095
2012	$6.14	0.12	0.77	0.89	(0.13)	$6.90	14.46%	0.95%	1.83%	66%	$13,960
2011	$6.05	0.08	0.09	0.17	(0.08)	$6.14	2.86%	0.95%	1.36%	54%	$13,285
2010	$5.38	0.07	0.67	0.74	(0.07)	$6.05	13.86%	0.96%	1.23%	55%	$14,480
Class III
2014	$9.17	0.20	0.94	1.14	(0.20)	$10.11	12.50%	0.70%	2.13%	77%	$13,027
2013	$6.90	0.18	2.27	2.45	(0.18)	$9.17	35.82%	0.70%	2.28%	73%	$5,693
2012	$6.14	0.14	0.76	0.90	(0.14)	$6.90	14.74%	0.70%	2.08%	66%	$4,077
2011	$6.05	0.10	0.09	0.19	(0.10)	$6.14	3.11%	0.70%	1.61%	54%	$4,315
2010	$5.38	0.08	0.67	0.75	(0.08)	$6.05	14.15%	0.71%	1.48%	55%	$4,551

20

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Income & Growth Fund of American Century Variable Portfolios, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 12, 2015

22

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $6,668,353, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2014 as qualified for the corporate dividends received deduction.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84525 1502

ANNUAL REPORT	DECEMBER 31, 2014

VP International Fund

31

32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2014
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVIIX	-5.51%(1)	6.90%(1)	5.59%(1)	5.88%(1)	5/1/94
MSCI EAFE Index	—	-4.90%	5.33%	4.43%	4.85%(2)	—
MSCI EAFE Growth Index	—	-4.43%	6.19%	4.91%	3.84%(2)	—
Class II	ANVPX	-5.65%(1)	6.75%(1)	5.44%(1)	4.38%(1)	8/15/01
Class III	AIVPX	-5.51%(1)	6.90%(1)	5.57%(1)	5.62%(1)	5/2/02
Class IV	AVPLX	-5.65%(1)	6.75%(1)	5.42%(1)	6.34%(1)	5/3/04

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Since April 30, 1994, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2014
Class I — $17,231*

MSCI EAFE Index — $15,429

MSCI EAFE Growth Index — $16,151

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class III	Class IV
1.37%	1.52%	1.37%	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Manager: Raj Gandhi

As of May 1, 2014, Alex Tedder left the fund’s management team.

Performance Summary

VP International declined -5.51%* for the 12 months ended December 31, 2014. The portfolio’s benchmark, the MSCI EAFE Index, declined -4.90% for the same period.

Non-U.S. stocks generally struggled during the 12-month period, as geopolitical risks and sluggish global growth triggered uncertainty and market volatility. As the period unfolded, global growth decoupled, with the U.S. leading the way. Stronger relative growth in the U.S. led to a divergence in central bank policy, with the U.S. Federal Reserve scaling back its stimulus efforts as the European Central Bank (ECB) and the Bank of Japan (BOJ) maintained aggressive programs in response to weakening growth and low inflation. In Europe, growth stalled during the period, and concerns about deflation prompted the ECB to slash its key interest rates and initiate a selective bond-buying program. In Japan, growth slowed following an April 1 hike in the nation’s consumption tax, and late in the period the nation slipped into another recession—its fourth recession since 2008. The BOJ responded with additional monetary easing, and the government postponed the next scheduled hike in the nation’s consumption tax. Diverging economic trends and central bank policies also helped trigger a strong U.S. dollar rally, which served to further reduce non-U.S. stock returns for U.S.-based investors. The dollar’s relative strength, combined with mounting global supply/demand imbalances in the oil market, also caused oil and other commodities prices to weaken, which placed additional pressures on many stock markets.

Meanwhile, political unrest also contributed to the challenging investment backdrop. In particular, the ongoing Russia-Ukraine conflict, mounting turmoil throughout the Middle East, and pro-democracy protests in Hong Kong pressured non-U.S. stocks.

Early in the period, investors generally favored value stocks over growth stocks. But this sentiment changed as the period progressed. Fundamentals returned to focus and investors reacted to company-specific events, providing a relative boost to the growth-oriented stocks the fund favors. Overall, the fund underperformed its benchmark during the period, primarily due to stock selection in the financials, utilities, and telecommunication services sectors and underweight positions relative to the benchmark in utilities and telecommunication services. Regionally, stock selection in France, Hong Kong, and Spain, along with an underweight position in Spain, weighed on relative performance.

Companies with Oil Exposure Were Main Laggards

An overweight position in Weir Group, a U.K.-based provider of products and services for the minerals, oil and gas, power, and industrial markets, was a main performance detractor, declining primarily due to plunging oil prices. Late in the period, we exited the stock on concerns about declining capital spending budgets and a reduction in drilling activity. Similarly, an overweight position in the U.K.’s BG Group, an oil and natural gas producer, was among the fund’s largest detractors. The company’s stock price weakened along with the decline in oil prices. Nevertheless, we remain confident in the company given its exposure to liquefied natural gas and new low-cost production coming online in 2015.

* All fund returns referenced in this commentary are for Class I shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Within the financials sector, an overweight position in Japan’s ORIX Corporation, a diversified financial services company, was a prominent detractor. As the perception grew that Japan’s economy would fade rapidly after the April 1 consumption tax increase, Japan-based stocks broadly sold off—especially within the financials sector. Nevertheless, we maintained the fund’s position, as the company continued to demonstrate strong revenue and loan growth trends.

Information Technology, Consumer Discretionary Sectors Were Top Contributors

Stock selection and overweight positions in the information technology, consumer discretionary, and health care sectors contributed to the fund’s relative performance. From a regional perspective, stock selection in the U.K. and Denmark aided results, as did overweight positions in Denmark and India.

Within the top-performing U.K. market, an overweight position in Ashtead Group, a construction equipment rental firm, was among the fund’s strongest individual contributors. The company benefited from strong underlying demand and pricing trends, particularly in its key U.S. market. Late in the period, Ashtead said it expected full-year results to exceed previous projections, driving additional stock gains.

In the consumer discretionary sector, an overweight position in Denmark’s Pandora was among the fund’s top performers. The jewelry and charm maker and retailer advanced on strong earnings, favorable exposure to U.S. consumers and the improving U.S. economy, expanding store presence (especially in new markets such as China), and successful new product launches.

In addition, an overweight position in Shire, a U.K.-based pharmaceutical firm, was a leading contributor to fund performance. Shire’s stock price advanced as the company received—and ultimately rejected—a takeover offer from U.S.-based AbbVie.

Outlook

Despite the uncertainties in Europe, we continue to find companies we believe meet our criteria of demonstrating improving, sustainable growth. Specifically, we remain focused on European-based companies with exposure to the strengthening U.S. economy and those benefiting from company-specific or secular growth stories. We are maintaining a slight underweight position in Japan, favoring companies we believe can take advantage of a weak yen and structural improvements in Japan. The emerging markets continue to contend with slowing growth and persistent inflationary pressures. We remain selective, focusing on companies we believe are demonstrating sustainable fundamental improvements. For example, we have found opportunities in India, where we believe a pro-reform government, improving economics, and the country’s position as a net oil importer are favorable factors for stocks.

5

Fund Characteristics

DECEMBER 31, 2014
Top Ten Holdings	% of net assets
Roche Holding AG	2.8%
Nestle SA	2.1%
Novartis AG	2.0%
Ashtead Group plc	2.0%
Pandora A/S	1.9%
ASML Holding NV	1.9%
Nidec Corp.	1.9%
Bayer AG	1.8%
Associated British Foods plc	1.8%
Keyence Corp.	1.7%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.7%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
United Kingdom	23.4%
Japan	18.3%
Switzerland	10.1%
France	7.3%
Netherlands	6.2%
Germany	4.7%
Denmark	4.3%
China	3.7%
Australia	3.0%
Italy	2.7%
India	2.7%
Sweden	2.5%
Belgium	2.2%
Spain	2.0%
Other Countries	6.6%
Other Assets and Liabilities	0.3%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1)7/1/14 - 12/31/14	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$924.90	$4.95	1.02%
Class I (before waiver)	$1,000	$924.90(2)	$6.40	1.32%
Class II (after waiver)	$1,000	$924.90	$5.68	1.17%
Class II (before waiver)	$1,000	$924.90(2)	$7.13	1.47%
Class III (after waiver)	$1,000	$924.90	$4.95	1.02%
Class III (before waiver)	$1,000	$924.90(2)	$6.40	1.32%
Class IV (after waiver)	$1,000	$924.00	$5.67	1.17%
Class IV (before waiver)	$1,000	$924.00(2)	$7.13	1.47%
Hypothetical
Class I (after waiver)	$1,000	$1,020.06	$5.19	1.02%
Class I (before waiver)	$1,000	$1,018.55	$6.72	1.32%
Class II (after waiver)	$1,000	$1,019.31	$5.96	1.17%
Class II (before waiver)	$1,000	$1,017.80	$7.48	1.47%
Class III (after waiver)	$1,000	$1,020.06	$5.19	1.02%
Class III (before waiver)	$1,000	$1,018.55	$6.72	1.32%
Class IV (after waiver)	$1,000	$1,019.31	$5.96	1.17%
Class IV (before waiver)	$1,000	$1,017.80	$7.48	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

8

Schedule of Investments

DECEMBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.7%
Australia — 3.0%
BHP Billiton Ltd.	45,656	$1,083,351
Commonwealth Bank of Australia	37,597	2,611,122
CSL Ltd.	58,298	4,104,825
		7,799,298
Belgium — 2.2%
Anheuser-Busch InBev NV	34,490	3,881,288
KBC Groep NV(1)	36,360	2,017,999
		5,899,287
Brazil — 0.5%
Kroton Educacional SA	245,100	1,412,278
Canada — 0.3%
Alimentation Couche Tard, Inc., B Shares	20,060	840,697
China — 3.7%
Alibaba Group Holding Ltd. ADR(1)	14,358	1,492,371
Baidu, Inc. ADR(1)	14,470	3,298,726
Ctrip.com International Ltd. ADR(1)	26,830	1,220,765
Haier Electronics Group Co. Ltd.	161,209	380,989
Tencent Holdings Ltd.	170,500	2,446,391
Vipshop Holdings Ltd. ADR(1)	50,700	990,678
		9,829,920
Denmark — 4.3%
Coloplast A/S, B Shares	22,110	1,860,936
GN Store Nord A/S	124,255	2,704,937
Novo Nordisk A/S, B Shares	42,655	1,804,802
Pandora A/S	62,710	5,086,569
		11,457,244
France — 7.3%
Accor SA	53,190	2,383,240
Carrefour SA	53,300	1,619,362
Cie Generale d'Optique Essilor International SA	16,222	1,805,779
Orange SA	62,710	1,066,464
Peugeot SA(1)	74,750	911,864
Schneider Electric SE	35,321	2,566,489
Total SA	58,150	2,998,169
Valeo SA	17,760	2,212,137
Zodiac Aerospace	107,570	3,630,227
		19,193,731
Germany — 4.7%
Bayer AG	34,020	4,650,854
Continental AG	8,402	1,784,186
Daimler AG	30,980	2,584,681

9

	Shares	Value
Henkel AG & Co. KGaA Preference Shares	9,710	$1,050,375
Wirecard AG	53,030	2,339,155
		12,409,251
Hong Kong — 0.6%
Galaxy Entertainment Group Ltd.	270,000	1,502,999
India — 2.7%
ICICI Bank Ltd. ADR	304,200	3,513,510
Tata Consultancy Services Ltd.	59,560	2,411,765
Tata Motors Ltd. ADR	28,590	1,208,785
		7,134,060
Indonesia — 0.8%
PT Bank Mandiri (Persero) Tbk	2,412,500	2,082,348
Ireland — 1.8%
Bank of Ireland(1)	7,312,243	2,726,381
Ryanair Holdings plc ADR(1)	28,534	2,033,618
		4,759,999
Italy — 2.7%
Intesa Sanpaolo SpA	840,190	2,430,536
Luxottica Group SpA	54,659	2,992,451
UniCredit SpA	273,140	1,740,860
		7,163,847
Japan — 18.3%
Daikin Industries Ltd.	43,700	2,818,533
Daito Trust Construction Co. Ltd.	22,500	2,547,574
FANUC Corp.	9,000	1,485,348
Fuji Heavy Industries Ltd.	115,700	4,074,382
Japan Tobacco, Inc.	48,700	1,337,209
Keyence Corp.	10,200	4,517,966
Komatsu Ltd.	29,400	651,784
Kubota Corp.	208,000	3,020,420
Mizuho Financial Group, Inc.	997,400	1,675,930
Murata Manufacturing Co. Ltd.	24,500	2,676,221
Nidec Corp.	76,800	4,981,441
Nitori Holdings Co. Ltd.	27,500	1,477,809
Ono Pharmaceutical Co. Ltd.	18,900	1,674,768
ORIX Corp.	236,800	2,960,211
Panasonic Corp.	220,500	2,590,582
Rakuten, Inc.(1)	176,230	2,453,582
Seven & I Holdings Co. Ltd.	51,800	1,868,463
Suzuki Motor Corp.	104,400	3,138,368
Unicharm Corp.	95,400	2,295,765
		48,246,356
Mexico — 0.9%
Cemex SAB de CV ADR(1)	233,864	2,383,074
Netherlands — 6.2%
Akzo Nobel NV	50,497	3,501,698
10

	Shares	Value
ASML Holding NV	47,255	$5,062,744
Boskalis Westminster NV	38,530	2,106,494
ING Groep NV CVA(1)	239,400	3,099,658
NXP Semiconductor NV(1)	32,060	2,449,384
		16,219,978
Norway — 0.4%
Statoil ASA	63,050	1,104,915
Russia — 0.2%
Magnit PJSC GDR	12,245	552,183
Spain — 2.0%
Bankia SA(1)	1,643,680	2,436,780
Inditex SA	94,800	2,716,299
		5,153,079
Sweden — 2.5%
Electrolux AB	98,020	2,876,032
Skandinaviska Enskilda Banken AB, A Shares	298,010	3,769,679
		6,645,711
Switzerland — 10.1%
Adecco SA	50,045	3,428,280
Credit Suisse Group AG	87,880	2,203,048
Givaudan SA	1,660	2,968,174
Nestle SA	74,240	5,441,907
Novartis AG	57,010	5,243,066
Roche Holding AG	27,089	7,342,215
		26,626,690
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	91,649	2,051,105
Turkey — 0.3%
BIM Birlesik Magazalar AS	31,858	682,034
United Kingdom — 23.4%
Ashtead Group plc	293,534	5,189,453
Associated British Foods plc	95,343	4,632,302
Barclays plc	456,650	1,716,777
BG Group plc	222,501	2,961,651
BT Group plc	376,090	2,334,603
Bunzl plc	74,770	2,038,220
Burberry Group plc	115,798	2,934,163
Carnival plc	63,710	2,876,624
International Consolidated Airlines Group SA(1)	419,370	3,134,026
Intertek Group plc	31,110	1,127,702
Johnson Matthey plc	66,207	3,470,840
Prudential plc	140,830	3,240,802
Reckitt Benckiser Group plc	50,240	4,052,931
Rio Tinto plc	93,437	4,304,882
Royal Bank of Scotland Group plc(1)	650,340	3,947,903
Shire plc	42,780	3,026,825

11

	Shares	Value
Smith & Nephew plc	166,835	$3,062,991
St. James's Place plc	203,762	2,560,730
Whitbread plc	51,590	3,807,186
Wolseley plc	19,320	1,099,856
		61,520,467
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $225,067,352)		262,670,551
OTHER ASSETS AND LIABILITIES — 0.3%		678,562
TOTAL NET ASSETS — 100.0%		$263,349,113

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	20.4%
Financials	17.8%
Industrials	15.1%
Health Care	14.2%
Information Technology	10.9%
Consumer Staples	10.8%
Materials	6.6%
Energy	2.6%
Telecommunication Services	1.3%
Other Assets and Liabilities	0.3%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
GDR	-	Global Depositary Receipt
PJSC	-	Public Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2014
Assets
Investment securities, at value (cost of $225,067,352)	$262,670,551
Foreign currency holdings, at value (cost of $25,080)	23,526
Receivable for investments sold	702,328
Receivable for capital shares sold	39,975
Dividends and interest receivable	1,103,760
Other assets	12,702
264,552,842

Liabilities
Disbursements in excess of demand deposit cash	306,585
Payable for investments purchased	426,944
Payable for capital shares redeemed	227,118
Accrued management fees	229,027
Distribution fees payable	11,357
Accrued foreign taxes	2,698
1,203,729

Net Assets	$263,349,113

Net Assets Consist of:
Capital (par value and paid-in surplus)	$245,521,218
Distributions in excess of net investment income	(509,185)
Accumulated net realized loss	(19,293,985)
Net unrealized appreciation	37,631,065
$263,349,113

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$210,510,665	21,084,002	$9.98
Class II, $0.01 Par Value	$50,787,620	5,094,784	$9.97
Class III, $0.01 Par Value	$787,886	78,925	$9.98
Class IV, $0.01 Par Value	$1,262,942	126,649	$9.97

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $546,664)	$5,140,951
Interest	358
5,141,309

Expenses:
Management fees	3,608,283
Distribution fees:
Class II	142,502
Class IV	3,542
Directors' fees and expenses	1,946
Other expenses	2,557
3,758,830
Fees waived	(826,547)
2,932,283

Net investment income (loss)	2,209,026

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,850,919
Foreign currency transactions	(112,355)
15,738,564

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $38,037)	(34,480,230)
Translation of assets and liabilities in foreign currencies	(132,428)
(34,612,658)

Net realized and unrealized gain (loss)	(18,874,094)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(16,665,068)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2014 AND DECEMBER 31, 2013
Increase (Decrease) in Net Assets	December 31, 2014	December 31, 2013
Operations
Net investment income (loss)	$2,209,026	$2,551,017
Net realized gain (loss)	15,738,564	40,568,663
Change in net unrealized appreciation (depreciation)	(34,612,658)	9,929,378
Net increase (decrease) in net assets resulting from operations	(16,665,068)	53,049,058

Distributions to Shareholders
From net investment income:
Class I	(3,419,114)	(3,430,624)
Class II	(900,642)	(922,860)
Class III	(14,501)	(13,784)
Class IV	(22,279)	(24,271)
Decrease in net assets from distributions	(4,356,536)	(4,391,539)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	7,467,843	(25,010,544)

Redemption Fees
Increase in net assets from redemption fees	30	2

Net increase (decrease) in net assets	(13,553,731)	23,646,977

Net Assets
Beginning of period	276,902,844	253,255,867
End of period	$263,349,113	$276,902,844

Undistributed (distributions in excess of) net investment income	$(509,185)	$1,138,486

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2014

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II and Class IV are charged a lower unified management fee because they have separate arrangements for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

17

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class ranges from 1.00% to 1.50% for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV. During the year ended December 31, 2014, the investment advisor voluntarily agreed to waive 0.30% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2014 was $648,476, $171,003, $2,817 and $4,251 for Class I, Class II, Class III and Class IV, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2014 was 1.33%, 1.23%, 1.33% and 1.23% for Class I, Class II, Class III and Class IV, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2014 was 1.03%, 0.93%, 1.03% and 0.93% for Class I, Class II, Class III, and Class IV, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan for Class II and a separate Master Distribution Plan for Class IV (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will each pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plans during the year ended December 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended December 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 were $215,378,380 and $209,520,537, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2014		Year ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	4,787,250	$51,036,215	1,819,040	$17,378,797
Issued in reinvestment of distributions	329,712	3,419,114	374,932	3,430,624
Redeemed	(3,864,405)	(40,252,764)	(3,997,974)	(38,388,663)
	1,252,557	14,202,565	(1,804,002)	(17,579,242)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	397,746	4,165,406	510,587	4,890,229
Issued in reinvestment of distributions	86,851	900,642	100,969	922,860
Redeemed	(1,105,166)	(11,522,937)	(1,365,733)	(13,015,648)
	(620,569)	(6,456,889)	(754,177)	(7,202,559)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	20,127	211,172	5,989	58,920
Issued in reinvestment of distributions	1,398	14,501	1,507	13,784
Redeemed	(27,481)	(273,269)	(14,347)	(137,017)
	(5,956)	(47,596)	(6,851)	(64,313)
Class IV/Shares Authorized	50,000,000		50,000,000
Sold	4,457	46,447	9,729	91,617
Issued in reinvestment of distributions	2,148	22,279	2,653	24,271
Redeemed	(28,440)	(298,963)	(29,592)	(280,318)
	(21,835)	(230,237)	(17,210)	(164,430)
Net increase (decrease)	604,197	$7,467,843	(2,582,240)	$(25,010,544)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$7,002,540	$2,827,380	—
India	4,722,295	2,411,765	—
Ireland	2,033,618	2,726,381	—
Mexico	2,383,074	—	—
Netherlands	2,449,384	13,770,594	—
Taiwan	2,051,105	—	—
Other Countries	—	220,292,415	—
	$20,642,016	$242,028,535	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$4,356,536	$4,391,539
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$226,920,997
Gross tax appreciation of investments	$42,897,069
Gross tax depreciation of investments	(7,147,515)
Net tax appreciation (depreciation) of investments	35,749,554
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	28,761
Net tax appreciation (depreciation)	$35,778,315
Undistributed ordinary income	$876,075
Accumulated short-term capital losses	$(15,063,553)
Post-October capital loss deferral	$(3,762,942)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

20

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2014	$10.74	0.09	(0.67)	(0.58)	(0.18)	$9.98	(5.51)%	1.03%	1.33%	0.84%	0.54%	77%	$210,511
2013	$8.93	0.10	1.87	1.97	(0.16)	$10.74	22.41%	1.07%	1.37%	1.01%	0.71%	87%	$213,085
2012	$7.43	0.11	1.46	1.57	(0.07)	$8.93	21.16%	1.29%	1.42%	1.33%	1.20%	80%	$193,260
2011	$8.56	0.08	(1.09)	(1.01)	(0.12)	$7.43	(12.04)%	1.43%	1.43%	0.92%	0.92%	93%	$185,654
2010	$7.73	0.06	0.95	1.01	(0.18)	$8.56	13.29%	1.41%	1.41%	0.80%	0.80%	111%	$245,893
Class II
2014	$10.73	0.08	(0.68)	(0.60)	(0.16)	$9.97	(5.65)%	1.18%	1.48%	0.69%	0.39%	77%	$50,788
2013	$8.92	0.08	1.88	1.96	(0.15)	$10.73	22.25%	1.22%	1.52%	0.86%	0.56%	87%	$61,312
2012	$7.42	0.10	1.45	1.55	(0.05)	$8.92	21.01%	1.44%	1.57%	1.18%	1.05%	80%	$57,698
2011	$8.55	0.06	(1.09)	(1.03)	(0.10)	$7.42	(12.19)%	1.58%	1.58%	0.77%	0.77%	93%	$56,514
2010	$7.72	0.05	0.94	0.99	(0.16)	$8.55	13.14%	1.56%	1.56%	0.65%	0.65%	111%	$76,546

22

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class III
2014	$10.74	0.09	(0.67)	(0.58)	(0.18)	$9.98	(5.51)%	1.03%	1.33%	0.84%	0.54%	77%	$788
2013	$8.93	0.09	1.88	1.97	(0.16)	$10.74	22.41%	1.07%	1.37%	1.01%	0.71%	87%	$912
2012	$7.43	0.11	1.46	1.57	(0.07)	$8.93	21.16%	1.29%	1.42%	1.33%	1.20%	80%	$819
2011	$8.56	0.08	(1.09)	(1.01)	(0.12)	$7.43	(12.04)%	1.43%	1.43%	0.92%	0.92%	93%	$849
2010	$7.73	0.06	0.95	1.01	(0.18)	$8.56	13.29%	1.41%	1.41%	0.80%	0.80%	111%	$1,089
Class IV
2014	$10.73	0.08	(0.68)	(0.60)	(0.16)	$9.97	(5.65)%	1.18%	1.48%	0.69%	0.39%	77%	$1,263
2013	$8.92	0.08	1.88	1.96	(0.15)	$10.73	22.25%	1.22%	1.52%	0.86%	0.56%	87%	$1,593
2012	$7.42	0.09	1.46	1.55	(0.05)	$8.92	21.01%	1.44%	1.57%	1.18%	1.05%	80%	$1,478
2011	$8.55	0.06	(1.09)	(1.03)	(0.10)	$7.42	(12.19)%	1.58%	1.58%	0.77%	0.77%	93%	$1,467
2010	$7.72	0.05	0.94	0.99	(0.16)	$8.55	13.14%	1.56%	1.56%	0.65%	0.65%	111%	$1,811

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP International Fund of American Century Variable Portfolios, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 12, 2015

24

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended December 31, 2014, the fund intends to pass through to shareholders foreign source income of $5,687,220 and foreign taxes paid of $546,664, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31, 2014 are $0.2156 and $0.0207, respectively.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84528 1502

ANNUAL REPORT	DECEMBER 31, 2014

VP Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class II	AVVTX	12.77%(1)	13.95%(1)	6.05%(1)	6.79%(1)	10/29/04
Russell 1000 Value Index	—	13.45%	15.41%	7.30%	8.04%	—
S&P 500 Index	—	13.69%	15.45%	7.67%	8.31%	—
Class I	AVVIX	12.87%(1)	14.12%(1)	6.11%(1)	6.30%(1)	12/1/04

(1)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2014
Class II — $17,992*

Russell 1000 Value Index — $20,229

S&P 500 Index — $20,947

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary
VP Large Company Value returned 12.77%* for the 12 months ended December 31, 2014. By comparison, its benchmark, the Russell 1000 Value Index, returned 13.45%, while the broader market, as measured by the S&P 500 Index, returned 13.69%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not.

U.S. stocks posted solid gains for the year despite ending with a volatile fourth quarter. During the second half of the year, oil prices dropped dramatically, hurting energy stocks, but leaving consumers with more discretionary income. Economic growth in the U.S. continued at a moderate pace and inflation remained below the Federal Reserve's target for raising interest rates. For 2014 overall, large-cap value stocks posted returns similar to those of their large-cap growth peers, while outpacing small-cap value stocks.

Energy Slowed Performance
In the energy sector, security selection and an overweight detracted from relative returns. Halliburton was negatively impacted along with the sector as a whole by the substantial decline in energy prices. Additionally, investors were concerned about the company’s proposed acquisition of Baker Hughes. Other portfolio energy holdings, including Oasis Petroleum, Chevron, and Total SA, were also dragged down by the falling price of crude oil. Conversely, underweighting Exxon Mobil boosted relative results, and the portfolio trimmed its position in the stock during the year.

Utilities and Financials Sectors Detracted
An underweight to the utilities sector also hampered relative results, particularly in the multi-utilities industry. Security selection in the financials sector weighed on relative performance. The portfolio is significantly underweight real estate investment trusts, as we believe the asset class is overvalued in general.

Consumer Discretionary Sector Contributed
In consumer discretionary, security selection and an overweight to the sector contributed to relative results. Against a backdrop of a recovering housing market and improving economy, Lowe’s exceeded consensus earnings estimates and shares were revalued higher. Solid sales growth and improved merchandising led to better-than-expected operating margins. The portfolio initiated a position in Whirlpool during the period, and the stock helped results as the company has undergone a considerable transformation. We believe that industry consolidation and Whirlpool’s own acquisitions will lead to strong earnings growth over the next several years, and returns on capital are rising to the point where the stock could be re-rated.

Information Technology Added Value
An overweight in the information technology sector gave an additional boost to relative returns, and the sector was the source of one of the portfolio’s top contributors, Electronic Arts. The gaming software company has had strong top-line sales and has substantially improved margins, which has led to robust earnings growth. This drove an appreciation in the stock price. We believe the company’s outlook remains favorable for continued margin improvement and promising game launches. Semiconductor equipment maker Applied Materials also contributed to relative performance. Fundamentals improved across the industry amid technology changes in

* All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

semiconductor and memory manufacturing. The company continues to focus on improving its margins, market share, and research and development productivity. The company is also working to close on an acquisition that would be very accretive.

The information technology sector was also the source of one of the portfolio’s greatest detractors. Lack of exposure to Intel weighed on returns, as it continued to move up amid improved sales for PCs and servers. The portfolio exited its position in the stock during the period on concerns about valuation. We continue to find the company’s valuation unattractive.

Industrials Companies Boosted Results
In the industrials sector, security selection added value to relative returns. This was especially true in the machinery industry, though an overweight to the group offset some of the gain. The portfolio initiated a position in United Technologies during the period when the company was trading at a discount compared to its earlier valuation, as well as its peers. The company should benefit from increased aircraft production and a recovery in non-residential construction. Additionally, the firm has a strong balance sheet.

Consumer Staples Sector Enhanced Returns
Selection among consumer staples names enhanced results. CVS Health Corp. outperformed its peers with strong execution in both its pharmacy benefit manager and retail segments, despite the headwinds of generic drug inflation for the former and the company’s decision to cease tobacco sales for the latter. Revenue growth exceeded consensus expectations, driving earnings that were also better than expected. We believe the company is well-positioned in an evolving health care landscape.

Outlook
We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. As of December 31, 2014, VP Large Company Value is broadly diversified, with ongoing overweight positions in the consumer discretionary, industrials, and financials sectors. Our valuation work contributed to our smaller relative weightings in utilities stocks.

5

Fund Characteristics

DECEMBER 31, 2014
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.9%
Chevron Corp.	3.9%
Johnson & Johnson	3.4%
Wells Fargo & Co.	3.4%
CVS Health Corp.	2.5%
United Technologies Corp.	2.4%
Medtronic, Inc.	2.4%
U.S. Bancorp	2.2%
Ingersoll-Rand plc	2.1%
Applied Materials, Inc.	2.0%

Top Five Industries	% of net assets
Banks	15.0%
Oil, Gas and Consumable Fuels	8.9%
Insurance	6.9%
Aerospace and Defense	6.7%
Capital Markets	6.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1) 7/1/14 - 12/31/14	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,045.70	$4.13	0.80%
Class I (before waiver)	$1,000	$1,045.70(2)	$4.64	0.90%
Class II (after waiver)	$1,000	$1,045.00	$4.90	0.95%
Class II (before waiver)	$1,000	$1,045.00(2)	$5.41	1.05%
Hypothetical
Class I (after waiver)	$1,000	$1,021.17	$4.08	0.80%
Class I (before waiver)	$1,000	$1,020.67	$4.58	0.90%
Class II (after waiver)	$1,000	$1,020.42	$4.84	0.95%
Class II (before waiver)	$1,000	$1,019.91	$5.35	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

DECEMBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 6.7%
Honeywell International, Inc.	2,670	$266,786
Huntington Ingalls Industries, Inc.	1,470	165,316
Raytheon Co.	1,940	209,850
Textron, Inc.	2,080	87,589
United Technologies Corp.	3,630	417,450
		1,146,991
Auto Components — 1.0%
Delphi Automotive plc	2,400	174,528
Automobiles — 1.1%
Ford Motor Co.	12,110	187,705
Banks — 15.0%
Bank of America Corp.	7,620	136,322
Citigroup, Inc.	2,820	152,590
Fifth Third Bancorp	8,970	182,764
JPMorgan Chase & Co.	10,580	662,096
KeyCorp	12,670	176,113
PNC Financial Services Group, Inc. (The)	3,260	297,410
U.S. Bancorp	8,300	373,085
Wells Fargo & Co.	10,510	576,158
		2,556,538
Biotechnology — 1.8%
Amgen, Inc.	860	136,990
Gilead Sciences, Inc.(1)	1,720	162,127
		299,117
Building Products — 0.8%
Masco Corp.	5,400	136,080
Capital Markets — 6.1%
Ameriprise Financial, Inc.	2,110	279,047
BlackRock, Inc.	280	100,117
Goldman Sachs Group, Inc. (The)	1,210	234,534
Invesco Ltd.	6,980	275,850
State Street Corp.	1,900	149,150
		1,038,698
Chemicals — 2.1%
Axalta Coating Systems Ltd.(1)	350	9,107
Dow Chemical Co. (The)	5,050	230,330
LyondellBasell Industries NV, Class A	1,500	119,085
		358,522
Communications Equipment — 0.9%
Cisco Systems, Inc.	3,140	87,339
QUALCOMM, Inc.	960	71,357
		158,696

8

	Shares	Value
Consumer Finance — 2.2%
Capital One Financial Corp.	4,030	$332,676
Synchrony Financial(1)	1,230	36,593
		369,269
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	1,030	154,655
Electric Utilities — 2.3%
PPL Corp.	4,880	177,290
Westar Energy, Inc.	1,920	79,181
Xcel Energy, Inc.	3,980	142,962
		399,433
Electrical Equipment — 1.0%
Eaton Corp. plc	2,390	162,424
Energy Equipment and Services — 2.7%
Baker Hughes, Inc.	1,880	105,412
Halliburton Co.	4,970	195,470
National Oilwell Varco, Inc.	2,370	155,306
		456,188
Food and Staples Retailing — 3.1%
CVS Health Corp.	4,480	431,469
Kroger Co. (The)	1,560	100,167
		531,636
Health Care Equipment and Supplies — 4.3%
Abbott Laboratories	7,290	328,196
Medtronic, Inc.	5,650	407,930
		736,126
Health Care Providers and Services — 2.2%
Aetna, Inc.	1,710	151,899
Anthem, Inc.	1,810	227,463
		379,362
Hotels, Restaurants and Leisure — 0.6%
Marriott International, Inc., Class A	1,320	103,000
Household Durables — 1.4%
Whirlpool Corp.	1,210	234,425
Insurance — 6.9%
Allstate Corp. (The)	3,270	229,717
American International Group, Inc.	3,370	188,754
MetLife, Inc.	3,890	210,410
Principal Financial Group, Inc.	1,430	74,274
Prudential Financial, Inc.	3,370	304,850
Travelers Cos., Inc. (The)	1,590	168,302
		1,176,307
Machinery — 3.1%
Ingersoll-Rand plc	5,690	360,689
Stanley Black & Decker, Inc.	1,720	165,258
		525,947

9

	Shares	Value
Media — 4.0%
Comcast Corp., Class A	2,490	$144,445
Time Warner Cable, Inc.	1,630	247,858
Time Warner, Inc.	3,330	284,448
		676,751
Multiline Retail — 1.9%
Macy's, Inc.	4,050	266,287
Target Corp.	690	52,378
		318,665
Oil, Gas and Consumable Fuels — 8.9%
Chevron Corp.	5,900	661,862
Exxon Mobil Corp.	1,790	165,485
Imperial Oil Ltd.	4,600	198,167
Oasis Petroleum, Inc.(1)	2,650	43,831
Occidental Petroleum Corp.	2,500	201,525
Total SA ADR	4,770	244,224
		1,515,094
Paper and Forest Products — 0.6%
International Paper Co.	1,820	97,516
Pharmaceuticals — 5.7%
Catalent, Inc.(1)	2,930	81,688
Johnson & Johnson	5,510	576,181
Merck & Co., Inc.	5,690	323,135
		981,004
Real Estate Investment Trusts (REITs) — 0.5%
Brixmor Property Group, Inc.	3,670	91,163
Semiconductors and Semiconductor Equipment — 3.3%
Applied Materials, Inc.	13,830	344,644
Microchip Technology, Inc.	4,930	222,392
		567,036
Software — 4.5%
Electronic Arts, Inc.(1)	4,790	225,202
Microsoft Corp.	4,940	229,463
Oracle Corp.	7,080	318,387
		773,052
Specialty Retail — 1.0%
Lowe's Cos., Inc.	2,550	175,440
Technology Hardware, Storage and Peripherals — 1.0%
Western Digital Corp.	1,520	168,264
Tobacco — 1.4%
Altria Group, Inc.	1,500	73,905
Philip Morris International, Inc.	2,050	166,973
		240,878
Trading Companies and Distributors — 0.5%
United Rentals, Inc.(1)	900	91,809
TOTAL COMMON STOCKS (Cost $12,418,571)		16,982,319

10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00% - 1.25%, 5/31/18 - 1/31/19, valued at $12,465), in a joint trading account at 0.04%, dated 12/31/14, due 1/2/15 (Delivery value $12,209)		$12,209
State Street Institutional Liquid Reserves Fund, Premier Class	62,601	62,601
TOTAL TEMPORARY CASH INVESTMENTS (Cost $74,810)		74,810
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $12,493,381)		17,057,129
OTHER ASSETS AND LIABILITIES†		4,917
TOTAL NET ASSETS — 100.0%		$17,062,046

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	157,755	CAD	183,485	JPMorgan Chase Bank N.A.	1/30/15	$(82)
USD	4,141	CAD	4,821	JPMorgan Chase Bank N.A.	1/30/15	(6)
USD	214,051	EUR	174,971	UBS AG	1/30/15	2,271
						$2,183

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2014
Assets
Investment securities, at value (cost of $12,493,381)	$17,057,129
Cash	1,423
Foreign currency holdings, at value (cost of $2,127)	1,867
Receivable for investments sold	19,018
Receivable for capital shares sold	1,360
Unrealized appreciation on forward foreign currency exchange contracts	2,271
Dividends and interest receivable	25,075
17,108,143

Liabilities
Payable for capital shares redeemed	33,327
Unrealized depreciation on forward foreign currency exchange contracts	88
Accrued management fees	10,663
Distribution fees payable	2,019
46,097

Net Assets	$17,062,046

Net Assets Consist of:
Capital (par value and paid-in surplus)	$12,652,855
Undistributed net investment income	35,490
Accumulated net realized loss	(191,961)
Net unrealized appreciation	4,565,662
$17,062,046

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$7,546,731	495,489	$15.23
Class II, $0.01 Par Value	$9,515,315	617,109	$15.42

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,830)	$365,932
Interest	28
365,960

Expenses:
Management fees	136,140
Distribution fees - Class II	22,408
Directors' fees and expenses	305
Other expenses	246
159,099
Fees waived	(16,830)
142,269

Net investment income (loss)	223,691

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,724,337
Foreign currency transactions	28,208
1,752,545

Change in net unrealized appreciation (depreciation) on:
Investments	2,239
Translation of assets and liabilities in foreign currencies	2,868
5,107

Net realized and unrealized gain (loss)	1,757,652

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,981,343

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2014 AND DECEMBER 31, 2013
Increase (Decrease) in Net Assets	December 31, 2014	December 31, 2013
Operations
Net investment income (loss)	$223,691	$212,011
Net realized gain (loss)	1,752,545	692,773
Change in net unrealized appreciation (depreciation)	5,107	2,639,546
Net increase (decrease) in net assets resulting from operations	1,981,343	3,544,330

Distributions to Shareholders
From net investment income:
Class I	(104,036)	(92,461)
Class II	(114,903)	(105,264)
Decrease in net assets from distributions	(218,939)	(197,725)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	297,850	1,382,731

Net increase (decrease) in net assets	2,060,254	4,729,336

Net Assets
Beginning of period	15,001,792	10,272,456
End of period	$17,062,046	$15,001,792

Undistributed net investment income	$35,490	$4,818

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2014

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

15

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

16

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. From January 1, 2014 through July 31, 2014, the investment advisor voluntarily agreed to waive 0.10% of its management fee. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.11% of its management fee. The investment advisor expects the fee waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2014 was $7,468 and $9,362 for Class I and Class II, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2014 was 0.90% and 0.80% for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2014 was 0.80% and 0.70% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended December 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 were $11,599,547 and $11,164,821, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2014		Year ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	130,427	$1,863,978	68,620	$830,219
Issued in reinvestment of distributions	7,144	104,036	7,352	92,461
Redeemed	(138,480)	(1,993,506)	(51,799)	(641,924)
	(909)	(25,492)	24,173	280,756
Class II/Shares Authorized	50,000,000		50,000,000
Sold	301,056	4,329,887	580,256	7,272,903
Issued in reinvestment of distributions	7,793	114,903	8,266	105,264
Redeemed	(284,061)	(4,121,448)	(488,789)	(6,276,192)
	24,788	323,342	99,733	1,101,975
Net increase (decrease)	23,879	$297,850	123,906	$1,382,731

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$16,784,152	$198,167	—
Temporary Cash Investments	62,601	12,209	—
	$16,846,753	$210,376	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,271	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(88)	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $289,956.

The value of foreign currency risk derivative instruments as of December 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $2,271 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $88 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $28,001 in net realized gain (loss) on foreign currency transactions and $3,163 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$218,939	$197,725
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$12,712,574
Gross tax appreciation of investments	$4,592,066
Gross tax depreciation of investments	(247,511)
Net tax appreciation (depreciation) of investments	4,344,555
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(269)
Net tax appreciation (depreciation)	$4,344,286
Undistributed ordinary income	$37,673
Accumulated long-term gains	$27,232

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2014	$13.69	0.21	1.54	1.75	(0.21)	$15.23	12.87%	0.80%	0.90%	1.47%	1.37%	70%	$7,547
2013	$10.58	0.20	3.10	3.30	(0.19)	$13.69	31.33%	0.86%	0.91%	1.64%	1.59%	61%	$6,795
2012	$9.26	0.19	1.32	1.51	(0.19)	$10.58	16.40%	0.90%	0.91%	1.89%	1.88%	65%	$4,997
2011	$9.31	0.16	(0.06)	0.10	(0.15)	$9.26	1.12%	0.91%	0.91%	1.69%	1.69%	49%	$4,825
2010	$8.52	0.13	0.79	0.92	(0.13)	$9.31	10.97%	0.93%	0.93%	1.56%	1.56%	33%	$4,158
Class II
2014	$13.86	0.19	1.56	1.75	(0.19)	$15.42	12.77%	0.95%	1.05%	1.32%	1.22%	70%	$9,515
2013	$10.71	0.19	3.13	3.32	(0.17)	$13.86	31.04%	1.01%	1.06%	1.49%	1.44%	61%	$8,207
2012	$9.36	0.18	1.35	1.53	(0.18)	$10.71	16.37%	1.05%	1.06%	1.74%	1.73%	65%	$5,275
2011	$9.42	0.15	(0.07)	0.08	(0.14)	$9.36	0.85%	1.06%	1.06%	1.54%	1.54%	49%	$4,649
2010	$8.62	0.12	0.80	0.92	(0.12)	$9.42	10.80%	1.08%	1.08%	1.41%	1.41%	33%	$2,941

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Large Company Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 12, 2015

21

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

24

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $218,939, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2014 as qualified for the corporate dividends received deduction.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84532 1502

ANNUAL REPORT	DECEMBER 31, 2014

VP Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class II	AVMTX	16.24%(1)	15.66%	10.03%	11.12%	10/29/04
Russell Midcap Value Index	—	14.75%	17.42%	9.42%	10.37%	—
Class I	AVIPX	16.42%(1)	15.84%	10.19%	10.55%	12/1/04

(1)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2014
Class II — $26,014*

Russell Midcap Value Index — $24,623

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom
Performance Summary
VP Mid Cap Value returned 16.24%* for the 12 months ended December 31, 2014. By comparison, its benchmark, the Russell Midcap Value Index, returned 14.75%. The portfolio’s returns reflect operating expenses, while the index’s returns do not.
U.S. stocks posted solid gains for the year despite ending with a volatile fourth quarter. During the second half of the year, oil prices dropped dramatically, hurting energy stocks, but leaving consumers with more discretionary income. Economic growth in the U.S. continued at a moderate pace and inflation remained below the Fed’s target for raising interest rates. For 2014 overall, mid-cap stocks outperformed small-cap stocks but underperformed large-cap stocks. Among mid-cap stocks, mid-cap value stocks outpaced mid-cap growth stocks.
In this environment, VP Mid Cap Value received positive results in absolute terms in eight of the 10 sectors in which it was invested. Relative to the benchmark, positions in the information technology, industrials, and energy sectors contributed. The portfolio was hampered by positions in the financials and materials sectors.
Information Technology Contributed Positively

Security selection among information technology names contributed to relative results. In the information technology sector, Applied Materials enhanced relative results. The semiconductor equipment maker saw fundamentals improve across the industry in the wake of technology changes in semiconductor and memory manufacturing. The company continues to focus on improving its margins, market share, and research and development productivity. Additionally, the firm is working toward closing an acquisition that would be highly accretive.

Industrials Sector Boosted Performance

In the industrials sector, security selection enhanced relative performance, though some of the gain was offset by a detrimental overweight position in the sector. Security selection and an underweight position in the machinery segment drove contribution from the sector. Waste management company Republic Services helped results. The stock appreciated as an improving economy drove volume growth for the company. The company also benefited from solid execution by management and we find the stock’s valuation attractive. A position in Clean Harbors was added. The company is an environmental waste services franchise in an industry with substantial barriers to entry. Recent execution issues, bad capital allocation decisions, and poor end market conditions have weighed on the stock, creating an attractive opportunity to invest in what we believe is a high quality company.

The industrials sector was also the source of some top detractors for the portfolio. Industrial conglomerate name Koninklijke Philips Electronics NV declined after losing a patent infringement case and being ordered to pay a large settlement to Masimo Corp.

Energy Contributed Overall

The energy sector was a contributor to relative returns overall. In particular, lack of exposure to Seadrill was helpful as crude oil plunged during the fourth quarter. However, many of the portfolio’s

* All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

energy holdings were also negatively impacted by falling oil prices, including Apache Corp. and
Imperial Oil. Weaker-than-expected demand from non-U.S. markets, higher-than-anticipated supply from North American shale formations, and the Organization of the Petroleum Exporting Countries’ unwillingness to curtail production in the wake of falling prices all drove weakness in crude oil price.

Health Care and Consumer Staples Sectors Added Value

Overweights in the health care and consumer staples sectors also contributed to relative performance. Merger and acquisition activity served as a tailwind for several of the portfolio’s holdings. In the consumer staples sector, Hillshire Brands was a top contributor for the portfolio. Its share price appreciated when it announced it was being acquired by Tyson Foods, and we exited the position. Health care company CareFusion Corp. appreciated after accepting a buyout offer from Becton Dickinson and Company at a nearly 30% premium to where the stock was trading at the time of the offer.

Financials Slowed Results

Security selection in the financials sector was the greatest detractor from relative performance. The portfolio remained significantly underweight in real estate investment trusts, as we find valuations unattractive amid continued low interest rates.

Materials Sector Detracted

In the materials sector, security selection weighed on relative returns, though some of the detraction was offset by the portfolio’s underweight to the sector. Global aluminum fabricator Constellium NV detracted as an acquisition increased its debt burden. Additionally, the company announced its intent to increase capacity over the next three years, which could limit its free cash flow generation. The portfolio exited its position in the stock.

Outlook

We continue to follow a disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2014, we see opportunity in industrials, consumer staples, and energy, as reflected by the portfolio’s overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, consumer discretionary, and materials stocks.

5

Fund Characteristics

DECEMBER 31, 2014
Top Ten Holdings	% of net assets
Republic Services, Inc.	2.9%
Northern Trust Corp.	2.8%
iShares Russell Midcap Value Index Fund	2.7%
Sysco Corp.	1.6%
Koninklijke Philips Electronics NV	1.5%
LifePoint Hospitals, Inc.	1.5%
Westar Energy, Inc.	1.5%
Imperial Oil Ltd.	1.5%
Laclede Group, Inc. (The)	1.5%
Edison International	1.4%

Top Five Industries	% of net assets
Banks	7.8%
Insurance	7.0%
Electric Utilities	6.5%
Commercial Services and Supplies	6.0%
Food Products	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.4%
Exchange-Traded Funds	2.7%
Total Equity Exposure	97.1%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(0.1)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1)7/1/14 - 12/31/14	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,058.20	$4.67	0.90%
Class I (before waiver)	$1,000	$1,058.20(2)	$5.19	1.00%
Class II (after waiver)	$1,000	$1,056.80	$5.44	1.05%
Class II (before waiver)	$1,000	$1,056.80(2)	$5.96	1.15%
Hypothetical
Class I (after waiver)	$1,000	$1,020.67	$4.58	0.90%
Class I (before waiver)	$1,000	$1,020.16	$5.09	1.00%
Class II (after waiver)	$1,000	$1,019.91	$5.35	1.05%
Class II (before waiver)	$1,000	$1,019.41	$5.85	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

8

Schedule of Investments

DECEMBER 31, 2014

	Shares	Value
COMMON STOCKS — 94.4%
Aerospace and Defense — 1.8%
BAE Systems plc	369,668	$2,698,588
Exelis, Inc.	369,120	6,470,674
Textron, Inc.	78,277	3,296,244
		12,465,506
Auto Components — 0.4%
Autoliv, Inc.	25,750	2,732,590
Banks — 7.8%
Bank of Hawaii Corp.	74,456	4,415,985
BB&T Corp.	87,817	3,415,203
BOK Financial Corp.	62,581	3,757,363
Comerica, Inc.	82,576	3,867,860
Commerce Bancshares, Inc.	192,331	8,364,475
Cullen/Frost Bankers, Inc.	55,587	3,926,666
M&T Bank Corp.	68,486	8,603,211
PNC Financial Services Group, Inc. (The)	94,791	8,647,783
SunTrust Banks, Inc.	104,471	4,377,335
Westamerica Bancorp	117,593	5,764,409
		55,140,290
Capital Markets — 5.4%
Franklin Resources, Inc.	67,485	3,736,644
LPL Financial Holdings, Inc.	139,521	6,215,660
Northern Trust Corp.	295,314	19,904,164
State Street Corp.	61,726	4,845,491
T. Rowe Price Group, Inc.	40,822	3,504,977
		38,206,936
Chemicals — 0.8%
Mosaic Co. (The)	120,923	5,520,135
Commercial Services and Supplies — 6.0%
ADT Corp. (The)	233,896	8,474,052
Clean Harbors, Inc.(1)	116,672	5,606,090
Republic Services, Inc.	506,926	20,403,772
Tyco International plc	139,677	6,126,233
Waste Management, Inc.	34,939	1,793,069
		42,403,216
Communications Equipment — 0.5%
Harris Corp.	49,123	3,528,014
Containers and Packaging — 1.5%
Bemis Co., Inc.	153,783	6,952,529
Sonoco Products Co.	81,510	3,561,987
		10,514,516

9

	Shares	Value
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc.	149,596	$5,921,010
Electric Utilities — 6.5%
Edison International	153,515	10,052,162
Great Plains Energy, Inc.	247,551	7,032,924
Northeast Utilities	56,295	3,012,909
OGE Energy Corp.	45,305	1,607,421
Southern Co. (The)	68,911	3,384,219
Westar Energy, Inc.	255,559	10,539,253
Xcel Energy, Inc.	279,669	10,045,711
		45,674,599
Electrical Equipment — 1.0%
Emerson Electric Co.	114,295	7,055,430
Electronic Equipment, Instruments and Components — 1.1%
Keysight Technologies, Inc.(1)	63,190	2,133,926
TE Connectivity Ltd.	91,822	5,807,742
		7,941,668
Energy Equipment and Services — 0.7%
Cameron International Corp.(1)	97,049	4,847,598
Food and Staples Retailing — 1.6%
Sysco Corp.	278,580	11,056,840
Food Products — 5.6%
Campbell Soup Co.	87,806	3,863,464
ConAgra Foods, Inc.	251,203	9,113,645
Danone SA	27,040	1,778,867
General Mills, Inc.	114,113	6,085,646
J.M. Smucker Co. (The)	64,794	6,542,898
Kellogg Co.	61,605	4,031,431
Kraft Foods Group, Inc.	56,371	3,532,207
Mondelez International, Inc., Class A	124,531	4,523,589
		39,471,747
Gas Utilities — 2.5%
Atmos Energy Corp.	127,601	7,112,480
Laclede Group, Inc. (The)	196,151	10,435,233
		17,547,713
Health Care Equipment and Supplies — 3.7%
Boston Scientific Corp.(1)	272,203	3,606,690
CareFusion Corp.(1)	139,899	8,301,607
Medtronic, Inc.	77,619	5,604,092
Stryker Corp.	49,118	4,633,301
Zimmer Holdings, Inc.	33,980	3,854,011
		25,999,701
Health Care Providers and Services — 5.5%
Cardinal Health, Inc.	73,229	5,911,777
Cigna Corp.	36,528	3,759,097
Humana, Inc.	35,982	5,168,095
10

	Shares	Value
LifePoint Hospitals, Inc.(1)	147,145	$10,581,197
Patterson Cos., Inc.	81,629	3,926,355
Quest Diagnostics, Inc.	137,924	9,249,183
		38,595,704
Hotels, Restaurants and Leisure — 1.1%
Carnival Corp.	93,535	4,239,941
International Game Technology	192,223	3,315,847
		7,555,788
Household Durables — 0.5%
Toll Brothers, Inc.(1)	102,536	3,513,909
Industrial Conglomerates — 1.5%
Koninklijke Philips Electronics NV	377,322	10,955,605
Insurance — 7.0%
ACE Ltd.	52,142	5,990,073
Aflac, Inc.	50,312	3,073,560
Allstate Corp. (The)	33,776	2,372,764
Arthur J Gallagher & Co.	45,306	2,133,007
Brown & Brown, Inc.	117,677	3,872,750
Chubb Corp. (The)	40,152	4,154,527
HCC Insurance Holdings, Inc.	129,574	6,934,801
MetLife, Inc.	55,834	3,020,061
Reinsurance Group of America, Inc.	75,510	6,616,186
Torchmark Corp.	46,770	2,533,531
Travelers Cos., Inc. (The)	33,932	3,591,702
Unum Group	152,768	5,328,548
		49,621,510
IT Services — 0.7%
Fidelity National Information Services, Inc.	74,944	4,661,517
Leisure Products — 0.7%
Mattel, Inc.	151,814	4,697,884
Life Sciences Tools and Services — 1.1%
Agilent Technologies, Inc.	58,022	2,375,421
Bio-Rad Laboratories, Inc., Class A(1)	25,075	3,023,042
Waters Corp.(1)	22,886	2,579,710
		7,978,173
Machinery — 1.6%
Oshkosh Corp.	171,344	8,335,885
Pentair plc	40,409	2,683,966
		11,019,851
Media — 0.5%
Markit Ltd.(1)	135,606	3,584,067
Metals and Mining — 1.1%
Newmont Mining Corp.	158,368	2,993,155
Nucor Corp.	101,886	4,997,508
		7,990,663

11

	Shares	Value
Multi-Utilities — 2.3%
Ameren Corp.	75,084	$3,463,625
Consolidated Edison, Inc.	52,562	3,469,618
NorthWestern Corp.	57,616	3,259,913
PG&E Corp.	120,220	6,400,513
		16,593,669
Multiline Retail — 0.7%
Target Corp.	68,508	5,200,442
Oil, Gas and Consumable Fuels — 5.4%
Antero Midstream Partners LP(1)	55,580	1,528,450
Apache Corp.	112,970	7,079,830
Devon Energy Corp.	105,396	6,451,289
Imperial Oil Ltd.	243,588	10,493,699
Noble Energy, Inc.	63,634	3,018,161
Occidental Petroleum Corp.	61,617	4,966,946
Southwestern Energy Co.(1)	55,597	1,517,242
Williams Partners LP	64,688	2,894,788
		37,950,405
Pharmaceuticals — 0.3%
Hospira, Inc.(1)	39,017	2,389,791
Real Estate Investment Trusts (REITs) — 4.2%
Annaly Capital Management, Inc.	169,394	1,831,149
Corrections Corp. of America	218,467	7,939,091
Empire State Realty Trust, Inc.	192,841	3,390,145
Piedmont Office Realty Trust, Inc., Class A	396,405	7,468,270
Weyerhaeuser Co.	256,522	9,206,574
		29,835,229
Road and Rail — 1.2%
Heartland Express, Inc.	141,650	3,825,966
Werner Enterprises, Inc.	150,933	4,701,563
		8,527,529
Semiconductors and Semiconductor Equipment — 5.4%
Applied Materials, Inc.	245,457	6,116,789
Broadcom Corp., Class A	154,148	6,679,233
Lam Research Corp.	81,980	6,504,293
Maxim Integrated Products, Inc.	147,405	4,697,797
Microchip Technology, Inc.	135,824	6,127,021
Teradyne, Inc.	398,722	7,890,708
		38,015,841
Specialty Retail — 1.6%
Bed Bath & Beyond, Inc.(1)	54,167	4,125,900
Lowe's Cos., Inc.	101,000	6,948,800
		11,074,700
Technology Hardware, Storage and Peripherals — 2.1%
SanDisk Corp.	56,914	5,576,434
Western Digital Corp.	85,958	9,515,550
		15,091,984

12

	Shares	Value
Textiles, Apparel and Luxury Goods — 0.8%
Coach, Inc.	49,426	$1,856,440
Ralph Lauren Corp.	21,081	3,903,358
		5,759,798
Thrifts and Mortgage Finance — 0.9%
Capitol Federal Financial, Inc.	97,217	1,242,433
People's United Financial, Inc.	364,452	5,532,382
		6,774,815
Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., Class B	98,482	3,828,914
TOTAL COMMON STOCKS (Cost $555,836,840)		667,245,297
EXCHANGE-TRADED FUNDS — 2.7%
iShares Russell Midcap Value Index Fund (Cost $16,735,179)	253,151	18,674,949
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00% - 1.25%, 5/31/18 - 1/31/19, valued at $3,526,065), in a joint trading account at 0.04%, dated 12/31/14, due 1/2/15 (Delivery value $3,453,556)		3,453,548
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125%, 12/31/21, valued at $14,094,550), at 0.00%, dated 12/31/14, due 1/2/15 (Delivery value $13,818,000)		13,818,000
State Street Institutional Liquid Reserves Fund, Premier Class	3,890,851	3,890,851
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,162,399)		21,162,399
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $593,734,418)		707,082,645
OTHER ASSETS AND LIABILITIES — (0.1)%		(490,205)
TOTAL NET ASSETS — 100.0%		$706,592,440

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,886,566	CAD	13,825,265	JPMorgan Chase Bank N.A.	1/30/15	$(6,181)
USD	340,199	CAD	396,172	JPMorgan Chase Bank N.A.	1/30/15	(595)
USD	10,551,037	EUR	8,624,708	UBS AG	1/30/15	111,925
USD	376,024	EUR	308,350	UBS AG	1/30/15	2,806
USD	2,224,620	GBP	1,425,847	Credit Suisse AG	1/30/15	2,731
USD	61,345	GBP	39,575	Credit Suisse AG	1/30/15	(324)
						$110,362

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

DECEMBER 31, 2014
Assets
Investment securities, at value (cost of $593,734,418)	$707,082,645
Foreign currency holdings, at value (cost of $2,603)	2,598
Receivable for investments sold	1,259,354
Receivable for capital shares sold	526,051
Unrealized appreciation on forward foreign currency exchange contracts	117,462
Dividends and interest receivable	1,421,944
710,410,054

Liabilities
Payable for investments purchased	2,574,443
Payable for capital shares redeemed	661,208
Unrealized depreciation on forward foreign currency exchange contracts	7,100
Accrued management fees	471,765
Distribution fees payable	103,098
3,817,614

Net Assets	$706,592,440

Net Assets Consist of:
Capital (par value and paid-in surplus)	$577,504,178
Undistributed net investment income	3,605,135
Undistributed net realized gain	12,025,781
Net unrealized appreciation	113,457,346
$706,592,440

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$210,493,515	10,611,046	$19.84
Class II, $0.01 Par Value	$496,098,925	24,990,296	$19.85

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED DECEMBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $81,269)	$12,134,421
Interest	3,337
12,137,758

Expenses:
Management fees	4,993,471
Distribution fees - Class II	1,009,623
Directors' fees and expenses	10,880
6,013,974
Fees waived	(308,603)
5,705,371

Net investment income (loss)	6,432,387

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	39,667,757
Foreign currency transactions	2,258,889
41,926,646

Change in net unrealized appreciation (depreciation) on:
Investments	34,377,646
Translation of assets and liabilities in foreign currencies	221,074
34,598,720

Net realized and unrealized gain (loss)	76,525,366

Net Increase (Decrease) in Net Assets Resulting from Operations	$82,957,753

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2014 AND DECEMBER 31, 2013
Increase (Decrease) in Net Assets	December 31, 2014	December 31, 2013
Operations
Net investment income (loss)	$6,432,387	$4,623,800
Net realized gain (loss)	41,926,646	36,530,744
Change in net unrealized appreciation (depreciation)	34,598,720	49,591,568
Net increase (decrease) in net assets resulting from operations	82,957,753	90,746,112

Distributions to Shareholders
From net investment income:
Class I	(1,615,714)	(1,005,651)
Class II	(4,173,000)	(3,020,289)
From net realized gains:
Class I	(6,689,968)	(1,047,782)
Class II	(24,112,228)	(3,660,934)
Decrease in net assets from distributions	(36,590,910)	(8,734,656)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	216,583,746	95,785,486

Net increase (decrease) in net assets	262,950,589	177,796,942

Net Assets
Beginning of period	443,641,851	265,844,909
End of period	$706,592,440	$443,641,851

Undistributed net investment income	$3,605,135	$1,103,464

See Notes to Financial Statements.

16

Notes to Financial Statements

DECEMBER 31, 2014

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

17

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee before waiver for each class was 1.00% and 0.90% for Class I and Class II, respectively. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.12% of its management fee. The investment advisor expects the fee waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2014 was $85,619 and $222,984 for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2014 was 0.94% and 0.84% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended December 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 were $500,150,685 and $318,509,674, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2014		Year ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	6,643,457	$124,736,920	2,210,300	$36,704,502
Issued in reinvestment of distributions	464,688	8,293,215	124,739	2,053,433
Redeemed	(1,635,883)	(30,314,028)	(1,353,661)	(22,920,836)
	5,472,262	102,716,107	981,378	15,837,099
Class II/Shares Authorized	150,000,000		150,000,000
Sold	8,199,671	153,858,864	7,611,780	126,988,269
Issued in reinvestment of distributions	1,589,781	28,285,228	406,708	6,681,223
Redeemed	(3,669,671)	(68,276,453)	(3,208,887)	(53,721,105)
	6,119,781	113,867,639	4,809,601	79,948,387
Net increase (decrease)	11,592,043	$216,583,746	5,790,979	$95,785,486

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$637,489,624	$29,755,673	—
Exchange-Traded Funds	18,674,949	—	—
Temporary Cash Investments	3,890,851	17,271,548	—
	$660,055,424	$47,027,221	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$117,462	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(7,100)	—

20

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $25,290,240.

The value of foreign currency risk derivative instruments as of December 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $117,462 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $7,100 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,257,489 in net realized gain (loss) on foreign currency transactions and $221,998 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$15,971,907	$4,025,940
Long-term capital gains	$20,619,003	$4,708,716

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$599,775,629
Gross tax appreciation of investments	$113,490,421
Gross tax depreciation of investments	(6,183,405)
Net tax appreciation (depreciation) of investments	107,307,016
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,332)
Net tax appreciation (depreciation)	$107,305,684
Undistributed ordinary income	$13,340,875
Accumulated long-term gains	$24,795,267
Accumulated short-term capital losses	$(16,353,564)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership of the fund, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2014	$18.47	0.25	2.60	2.85	(0.22)	(1.26)	(1.48)	$19.84	16.42%	0.94%	1.00%	1.31%	1.25%	60%	$210,494
2013	$14.59	0.23	4.09	4.32	(0.20)	(0.24)	(0.44)	$18.47	30.11%	1.01%	1.01%	1.39%	1.39%	63%	$94,906
2012	$13.50	0.29	1.86	2.15	(0.28)	(0.78)	(1.06)	$14.59	16.33%	1.01%	1.01%	2.06%	2.06%	78%	$60,637
2011	$14.14	0.21	(0.30)	(0.09)	(0.18)	(0.37)	(0.55)	$13.50	(0.69)%	1.01%	1.01%	1.52%	1.52%	98%	$52,242
2010	$12.12	0.28	2.03	2.31	(0.29)	—	(0.29)	$14.14	19.25%	1.04%	1.04%	1.90%	1.90%	142%	$50,257
Class II
2014	$18.48	0.21	2.62	2.83	(0.20)	(1.26)	(1.46)	$19.85	16.24%	1.09%	1.15%	1.16%	1.10%	60%	$496,099
2013	$14.59	0.21	4.10	4.31	(0.18)	(0.24)	(0.42)	$18.48	29.90%	1.16%	1.16%	1.24%	1.24%	63%	$348,736
2012	$13.50	0.27	1.86	2.13	(0.26)	(0.78)	(1.04)	$14.59	16.23%	1.16%	1.16%	1.91%	1.91%	78%	$205,208
2011	$14.14	0.19	(0.30)	(0.11)	(0.16)	(0.37)	(0.53)	$13.50	(0.84)%	1.16%	1.16%	1.37%	1.37%	98%	$154,453
2010	$12.13	0.21	2.07	2.28	(0.27)	—	(0.27)	$14.14	18.98%	1.19%	1.19%	1.75%	1.75%	142%	$138,292

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 12, 2015

24

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $7,500,974, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $10,183,193 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2014.

The fund hereby designates $20,619,003, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2014.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84533 1502

ANNUAL REPORT	DECEMBER 31, 2014

VP Ultra® Fund

31

32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPUX	9.99%(1)	15.04%(1)	6.61%(1)	4.93%	5/1/01
Russell 1000 Growth Index	—	13.05%	15.80%	8.49%	5.22%	—
S&P 500 Index	—	13.69%	15.45%	7.67%	5.79%	—
Class II	AVPSX	9.83%(1)	14.85%(1)	6.44%	5.90%(1)	5/1/02
Class III	AVUTX	10.01%(1)	15.04%(1)	6.61%(1)	6.14%	5/13/02

(1)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2014
Class I — $18,965*

Russell 1000 Growth Index — $22,594

S&P 500 Index — $20,947

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class III
1.01%	1.16%	1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeffrey Bourke

Performance Summary

VP Ultra returned 9.83%* for the 12 months ended December 31, 2014, compared with the 13.05% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices delivered solid returns during the reporting period. Within the Russell 1000 Growth Index, health care was the top-performing sector on a total-return basis, gaining nearly 29%. Utilities, information technology, and consumer staples also outpaced the benchmark average. Only the energy sector posted a loss, dragged down by plunging oil prices.

VP Ultra received positive contributions to absolute return from all sectors it was invested in except energy. Stock decisions in the industrials, consumer staples, and financials sectors detracted most from performance relative to the Russell index. Stock selection in the consumer discretionary sector and underweighting the telecommunication services sector aided results versus the benchmark.

Industrials and Consumer Staples Led Detractors

Stock selection in the industrials sector was the largest source of underperformance for the portfolio, driven by weakness in the electrical equipment, airlines, and aerospace and defense industries. Industrial conglomerate United Technologies underperformed after the company reported results that were in line with expectations but indicated soft organic growth and weaker growth in non-U.S. operations. Underweighting the road and rail industry also hurt results in the sector. Not owning rail transportation company Union Pacific weighed on results. Because new sources of crude oil often don’t have a pipeline infrastructure to the coasts, rail has emerged as an important means of transport.

Stock decisions in the consumer staples sector also hampered results. Whole Foods Market was a key detractor in the sector. The food retailer was hurt by perceptions that margins will be constrained by its price-reduction strategy as it seeks a larger market share in an increasingly competitive space. The position was eliminated.

Other major detractors included an underweight position in software giant Microsoft, which was eventually eliminated from the portfolio. The company lowered guidance, consistent with our less sanguine outlook for the business. Nevertheless, the stock benefited from price-to-earnings multiple expansion, excitement around moving Office 365 to a subscription model, and the announcement of the Windows 10 operating system. The fund’s holding in internet retailer Amazon.com also detracted. The company saw capital expenditures rise and margins fall and suffered as investors focused on the company’s profitability. North American energy exploration and production firm Noble Energy declined due to the slump in energy prices and a slowdown in takeaway capacity.

* All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Consumer Discretionary and Telecommunication Services Aided Results

The fund benefited from holdings in the consumer discretionary sector, led by positioning among media firms and textile, apparel, and luxury goods companies. Sports apparel maker Under Armour was a top contributor. The firm is gaining market share, and its international arm is growing rapidly. Having no allocation to the telecommunication services sector also helped relative performance. Not owning index component Verizon was particularly helpful. We believe aggressive price competition is likely to continue to weigh on companies in the sector.

In information technology, Apple was a significant contributor. The computer and peripherals giant benefited from anticipation of and eventual release of new products, including the iPhone 6, Apple Pay mobile payment service, and the forthcoming Apple Watch. It helped to have no exposure to technology firm International Business Machines.

Other top individual contributors included biotechnology company Gilead Sciences, which benefited from stronger-than-expected growth in its hepatitis C business, and health insurer UnitedHealth Group, which performed well on earnings that were ahead of expectations due to lower medical care costs.

Outlook

We remain confident in our belief that stocks that exhibit high quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process. As of December 31, 2014, the portfolio’s largest overweight positions relative to the Russell 1000 Growth Index were in health care and information technology. Telecommunication services and consumer staples represented the largest underweights.

5

Fund Characteristics

DECEMBER 31, 2014
Top Ten Holdings	% of net assets
Apple, Inc.	8.4%
Google, Inc.*	4.1%
Gilead Sciences, Inc.	3.3%
Celgene Corp.	2.9%
Starbucks Corp.	2.5%
MasterCard, Inc., Class A	2.4%
UnitedHealth Group, Inc.	2.4%
NIKE, Inc., Class B	2.2%
Amazon.com, Inc.	2.2%
QUALCOMM, Inc.	2.1%
*Includes all classes of the issuer.

Top Five Industries	% of net assets
Technology Hardware, Storage and Peripherals	9.4%
Internet Software and Services	9.1%
Biotechnology	9.0%
IT Services	4.7%
Software	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Exchange-Traded Funds	0.5%
Total Equity Exposure	100.1%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	(0.3)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1)7/1/14 - 12/31/14	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,059.10	$4.41	0.85%
Class I (before waiver)	$1,000	$1,059.10(2)	$5.19	1.00%
Class II (after waiver)	$1,000	$1,057.80	$5.19	1.00%
Class II (before waiver)	$1,000	$1,057.80(2)	$5.96	1.15%
Class III (after waiver)	$1,000	$1,058.50	$4.41	0.85%
Class III (before waiver)	$1,000	$1,058.50(2)	$5.19	1.00%
Hypothetical
Class I (after waiver)	$1,000	$1,020.92	$4.33	0.85%
Class I (before waiver)	$1,000	$1,020.16	$5.09	1.00%
Class II (after waiver)	$1,000	$1,020.16	$5.09	1.00%
Class II (before waiver)	$1,000	$1,019.41	$5.85	1.15%
Class III (after waiver)	$1,000	$1,020.92	$4.33	0.85%
Class III (before waiver)	$1,000	$1,020.16	$5.09	1.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

8

Schedule of Investments

DECEMBER 31, 2014

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 3.7%
Boeing Co. (The)	23,650	$3,074,027
United Technologies Corp.	34,240	3,937,600
		7,011,627
Auto Components — 0.6%
BorgWarner, Inc.	20,610	1,132,520
Automobiles — 0.8%
Tesla Motors, Inc.(1)	6,920	1,539,077
Banks — 1.1%
JPMorgan Chase & Co.	32,330	2,023,211
Beverages — 1.8%
Boston Beer Co., Inc. (The), Class A(1)	2,930	848,352
Brown-Forman Corp., Class B	2,150	188,856
Constellation Brands, Inc., Class A(1)	24,380	2,393,385
		3,430,593
Biotechnology — 9.0%
Alexion Pharmaceuticals, Inc.(1)	11,480	2,124,144
Celgene Corp.(1)	48,960	5,476,666
Gilead Sciences, Inc.(1)	66,060	6,226,816
Isis Pharmaceuticals, Inc.(1)	9,410	580,973
Regeneron Pharmaceuticals, Inc.(1)	6,570	2,695,342
		17,103,941
Capital Markets — 1.9%
Franklin Resources, Inc.	31,730	1,756,890
T. Rowe Price Group, Inc.	21,670	1,860,586
		3,617,476
Chemicals — 3.0%
Monsanto Co.	31,000	3,703,570
Valspar Corp. (The)	23,240	2,009,795
		5,713,365
Communications Equipment — 2.1%
QUALCOMM, Inc.	53,870	4,004,157
Consumer Finance — 1.1%
American Express Co.	23,470	2,183,649
Electrical Equipment — 3.1%
Acuity Brands, Inc.	14,060	1,969,384
Eaton Corp. plc	13,770	935,809
Emerson Electric Co.	47,100	2,907,483
		5,812,676
Energy Equipment and Services — 1.7%
Core Laboratories NV	8,380	1,008,449
Schlumberger Ltd.	26,780	2,287,280
		3,295,729
Food and Staples Retailing — 2.1%
Costco Wholesale Corp.	28,110	3,984,592

9

	Shares	Value
Food Products — 1.7%
Mead Johnson Nutrition Co.	19,520	$1,962,541
Nestle SA	18,600	1,363,408
		3,325,949
Health Care Equipment and Supplies — 2.4%
Intuitive Surgical, Inc.(1)	4,470	2,364,362
St. Jude Medical, Inc.	22,630	1,471,629
Varian Medical Systems, Inc.(1)	9,090	786,376
		4,622,367
Health Care Providers and Services — 3.8%
Express Scripts Holding Co.(1)	32,170	2,723,834
UnitedHealth Group, Inc.	44,680	4,516,701
		7,240,535
Health Care Technology — 1.0%
Cerner Corp.(1)	29,700	1,920,402
Hotels, Restaurants and Leisure — 4.3%
Chipotle Mexican Grill, Inc.(1)	2,680	1,834,487
Starbucks Corp.	57,910	4,751,516
Wynn Resorts Ltd.	10,340	1,538,178
		8,124,181
Insurance — 1.4%
MetLife, Inc.	50,030	2,706,123
Internet and Catalog Retail — 2.2%
Amazon.com, Inc.(1)	13,320	4,133,862
Internet Software and Services — 9.1%
Alibaba Group Holding Ltd. ADR(1)	2,640	274,402
Baidu, Inc. ADR(1)	7,110	1,620,867
Facebook, Inc., Class A(1)	50,910	3,971,998
Google, Inc., Class A(1)	7,320	3,884,431
Google, Inc., Class C(1)	7,310	3,847,984
LinkedIn Corp., Class A(1)	8,780	2,016,854
Tencent Holdings Ltd.	85,100	1,221,043
Yelp, Inc.(1)	9,720	531,976
		17,369,555
IT Services — 4.7%
MasterCard, Inc., Class A	54,080	4,659,533
Teradata Corp.(1)	9,340	407,971
Visa, Inc., Class A	14,490	3,799,278
		8,866,782
Machinery — 3.5%
Cummins, Inc.	16,100	2,321,137
Donaldson Co., Inc.	18,080	698,430
WABCO Holdings, Inc.(1)	19,660	2,059,975
Wabtec Corp.	17,350	1,507,542
		6,587,084
Media — 4.1%
Time Warner, Inc.	45,490	3,885,756
Walt Disney Co. (The)	42,180	3,972,934
		7,858,690

10

	Shares	Value
Oil, Gas and Consumable Fuels — 1.7%
Concho Resources, Inc.(1)	6,220	$620,445
EOG Resources, Inc.	16,330	1,503,503
Noble Energy, Inc.	23,260	1,103,222
		3,227,170
Personal Products — 1.6%
Estee Lauder Cos., Inc. (The), Class A	40,380	3,076,956
Pharmaceuticals — 1.0%
Pfizer, Inc.	63,630	1,982,075
Professional Services — 1.2%
Nielsen NV	50,890	2,276,310
Semiconductors and Semiconductor Equipment — 1.2%
ARM Holdings plc	63,790	982,256
Linear Technology Corp.	27,690	1,262,664
		2,244,920
Software — 4.5%
NetSuite, Inc.(1)	10,240	1,117,901
Oracle Corp.	60,820	2,735,075
Salesforce.com, Inc.(1)	24,930	1,478,598
Splunk, Inc.(1)	9,540	562,383
Tableau Software, Inc., Class A(1)	7,340	622,138
VMware, Inc., Class A(1)	17,240	1,422,645
Workday, Inc.(1)	7,570	617,788
		8,556,528
Specialty Retail — 3.7%
O'Reilly Automotive, Inc.(1)	10,930	2,105,336
Tiffany & Co.	13,410	1,432,993
TJX Cos., Inc. (The)	50,060	3,433,115
		6,971,444
Technology Hardware, Storage and Peripherals — 9.4%
Apple, Inc.	145,490	16,059,186
EMC Corp.	60,420	1,796,891
		17,856,077
Textiles, Apparel and Luxury Goods — 3.7%
Burberry Group plc	43,280	1,096,656
NIKE, Inc., Class B	43,970	4,227,715
Under Armour, Inc., Class A(1)	24,050	1,632,995
		6,957,366
Tobacco — 1.4%
Philip Morris International, Inc.	33,500	2,728,575
TOTAL COMMON STOCKS (Cost $95,331,959)		189,485,564
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 1000 Growth Index Fund (Cost $875,076)	9,010	861,446
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00% - 1.25%, 5/31/18 - 1/31/19, valued at $63,482), in a joint trading account at 0.04%, dated 12/31/14, due 1/2/15 (Delivery value $62,176)		62,176

11

	Shares	Value
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 2/15/24, valued at $255,000), at 0.00%, dated 12/31/14, due 1/2/15 (Delivery value $249,000)		$249,000
State Street Institutional Liquid Reserves Fund, Premier Class	69,823	69,823
TOTAL TEMPORARY CASH INVESTMENTS (Cost $380,999)		380,999
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $96,588,034)		190,728,009
OTHER ASSETS AND LIABILITIES — (0.3)%		(501,050)
TOTAL NET ASSETS — 100.0%		$190,226,959

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,148,082	CHF	1,128,834	Credit Suisse AG	1/30/15	$12,228
USD	29,582	CHF	29,249	Credit Suisse AG	1/30/15	152
GBP	36,482	USD	56,851	Credit Suisse AG	1/30/15	—
USD	1,832,266	GBP	1,174,371	Credit Suisse AG	1/30/15	2,249
						$14,629

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2014
Assets
Investment securities, at value (cost of $96,588,034)	$190,728,009
Receivable for investments sold	1,210,732
Receivable for capital shares sold	38,200
Unrealized appreciation on forward foreign currency exchange contracts	14,629
Dividends and interest receivable	184,790
192,176,360

Liabilities
Payable for investments purchased	888,352
Payable for capital shares redeemed	903,810
Accrued management fees	124,777
Distribution fees payable	32,462
1,949,401

Net Assets	$190,226,959

Net Assets Consist of:
Capital (par value and paid-in surplus)	$78,152,770
Undistributed net investment income	673,746
Undistributed net realized gain	17,248,175
Net unrealized appreciation	94,152,268
$190,226,959

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$38,753,800	2,403,099	$16.13
Class II, $0.01 Par Value	$150,330,599	9,450,835	$15.91
Class III, $0.01 Par Value	$1,142,560	70,928	$16.11

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $17,772)	$2,490,245
Interest	654
2,490,899

Expenses:
Management fees	1,833,716
Distribution fees - Class II	403,067
Directors' fees and expenses	7,721
Other expenses	2,891
2,247,395
Fees waived	(245,111)
2,002,284

Net investment income (loss)	488,615

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	56,396,229
Foreign currency transactions	163,257
56,559,486

Change in net unrealized appreciation (depreciation) on:
Investments	(41,866,086)
Translation of assets and liabilities in foreign currencies	34,156
(41,831,930)

Net realized and unrealized gain (loss)	14,727,556

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,216,171

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2014 AND DECEMBER 31, 2013
Increase (Decrease) in Net Assets	December 31, 2014	December 31, 2013
Operations
Net investment income (loss)	$488,615	$727,582
Net realized gain (loss)	56,559,486	40,769,945
Change in net unrealized appreciation (depreciation)	(41,831,930)	34,359,091
Net increase (decrease) in net assets resulting from operations	15,216,171	75,856,618

Distributions to Shareholders
From net investment income:
Class I	(144,152)	(183,359)
Class II	(489,713)	(860,901)
Class III	(4,183)	(2,423)
Decrease in net assets from distributions	(638,048)	(1,046,683)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(82,710,082)	(49,589,485)

Redemption Fees
Increase in net assets from redemption fees	70	31

Net increase (decrease) in net assets	(68,131,889)	25,220,481

Net Assets
Beginning of period	258,358,848	233,138,367
End of period	$190,226,959	$258,358,848

Undistributed net investment income	$673,746	$689,380

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2014

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers Class I, Class II, and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

16

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

17

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.900% to 1.000% for Class I and Class III and from 0.800% to 0.900% for Class II. From January 1, 2014 through July 31, 2014, the investment advisor voluntarily agreed to waive 0.10% of its management fee. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.16% of its management fee. The investment advisor expects the fee waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2014 was $47,892, $195,922 and $1,297 for Class I, Class II and Class III, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2014 was 1.00%, 0.90% and 1.00% for Class I, Class II and Class III, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2014 was 0.88%, 0.78% and 0.88% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended December 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

18

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 were $70,403,010 and $153,640,558, respectively.

For the year ended December 31, 2014, the fund incurred net realized gains of $32,905,965 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2014		Year ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	426,606	$6,512,886	506,832	$6,571,330
Issued in reinvestment of distributions	9,826	144,152	16,014	183,359
Redeemed	(710,325)	(10,716,298)	(818,610)	(10,189,712)
	(273,893)	(4,059,260)	(295,764)	(3,435,023)
Class II/Shares Authorized	150,000,000		150,000,000
Sold	2,580,110	39,668,969	1,712,490	21,627,305
Issued in reinvestment of distributions	33,797	489,713	76,186	860,901
Redeemed	(8,212,152)	(119,350,987)	(5,570,716)	(68,608,928)
	(5,598,245)	(79,192,305)	(3,782,040)	(46,120,722)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	49,098	732,260	5,587	70,561
Issued in reinvestment of distributions	286	4,183	212	2,423
Redeemed	(12,889)	(194,960)	(8,289)	(106,724)
	36,495	541,483	(2,490)	(33,740)
Net increase (decrease)	(5,835,643)	$(82,710,082)	(4,080,294)	$(49,589,485)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$184,822,201	$4,663,363	—
Exchange-Traded Funds	861,446	—	—
Temporary Cash Investments	69,823	311,176	—
	$185,753,470	$4,974,539	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$14,629	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,364,399.

The value of foreign currency risk derivative instruments as of December 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $14,629 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended December 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $165,265 in net realized gain (loss) on foreign currency transactions and $37,760 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$638,048	$1,046,683
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to redemptions in kind, were made to capital $32,107,921, undistributed net investment income $133,799, and undistributed net realized gain $(32,241,720).

20

As of December 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$98,295,089
Gross tax appreciation of investments	$92,934,093
Gross tax depreciation of investments	(501,173)
Net tax appreciation (depreciation) of investments	92,432,920
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,336)
Net tax appreciation (depreciation)	$92,430,584
Undistributed ordinary income	$688,375
Accumulated long-term gains	$18,955,230

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2014	$14.72	0.06	1.41	1.47	(0.06)	$16.13	9.99%	0.88%	1.00%	0.36%	0.24%	35%	$38,754
2013	$10.80	0.05	3.94	3.99	(0.07)	$14.72	37.07%	0.91%	1.01%	0.42%	0.32%	34%	$39,393
2012	$9.48	0.06	1.26	1.32	—	$10.80	13.92%	0.97%	1.01%	0.57%	0.53%	20%	$32,105
2011	$9.38	0.02	0.08	0.10	—	$9.48	1.07%	1.01%	1.01%	0.16%	0.16%	13%	$30,743
2010	$8.12	0.02	1.28	1.30	(0.04)	$9.38	16.08%	1.02%	1.02%	0.21%	0.21%	28%	$33,473
Class II
2014	$14.52	0.03	1.39	1.42	(0.03)	$15.91	9.83%	1.03%	1.15%	0.21%	0.09%	35%	$150,331
2013	$10.65	0.03	3.89	3.92	(0.05)	$14.52	36.92%	1.06%	1.16%	0.27%	0.17%	34%	$218,460
2012	$9.36	0.04	1.25	1.29	—	$10.65	13.78%	1.12%	1.16%	0.42%	0.38%	20%	$200,635
2011	$9.28	—(3)	0.08	0.08	—	$9.36	0.86%	1.16%	1.16%	0.01%	0.01%	13%	$192,751
2010	$8.04	0.01	1.26	1.27	(0.03)	$9.28	15.82%	1.17%	1.17%	0.06%	0.06%	28%	$215,586
Class III
2014	$14.70	0.06	1.41	1.47	(0.06)	$16.11	10.01%	0.88%	1.00%	0.36%	0.24%	35%	$1,143
2013	$10.79	0.05	3.93	3.98	(0.07)	$14.70	37.02%	0.91%	1.01%	0.42%	0.32%	34%	$506
2012	$9.47	0.05	1.27	1.32	—	$10.79	13.94%	0.97%	1.01%	0.57%	0.53%	20%	$398
2011	$9.37	0.02	0.08	0.10	—	$9.47	1.07%	1.01%	1.01%	0.16%	0.16%	13%	$502
2010	$8.11	0.02	1.28	1.30	(0.04)	$9.37	16.10%	1.02%	1.02%	0.21%	0.21%	28%	$875

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Ultra Fund of American Century Variable Portfolios, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 12, 2015

23

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $638,048, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2014 as qualified for the corporate dividends received deduction.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84530 1502

ANNUAL REPORT	DECEMBER 31, 2014

VP Value Fund

31

32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPIX	13.08%(1)	14.34%(1)	7.33%(1)	9.14%	5/1/96
Russell 1000 Value Index(2)	—	13.45%	15.41%	7.30%	9.03%	—
S&P 500 Index	—	13.69%	15.45%	7.67%	8.32%	—
Russell 3000 Value Index	—	12.70%	15.33%	7.26%	9.07%	—
Class II	AVPVX	12.89%(1)	14.15%(1)	7.17%(1)	7.56%	8/14/01
Class III	AVPTX	13.08%(1)	14.34%(1)	7.33%(1)	7.99%(1)	5/6/02

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)
Effective May 2014, the fund’s benchmark changed from the Russell 3000 Value Index to the Russell 1000 Value Index. The fund’s investment advisor believes that the Russell 1000 Value Index aligns better with the fund’s strategy. The fund’s investment process did not change.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2014
Class I — $20,289*

Russell 1000 Value Index — $20,229

S&P 500 Index — $20,947

Russell 3000 Value Index — $20,161

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.97%	1.12%	0.97%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson and Brian Woglom

As of April 30, 2014, Chad Baumler left the fund's management team, and Brian Woglom, portfolio manager, was added to the team.

Performance Summary

VP Value returned 13.08%* for the 12 months ended December 31, 2014. By comparison, its benchmark, the Russell 1000 Value Index, returned 13.45%. The broader market, as measured by the S&P 500 Index, returned 13.69%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not.

U.S. stocks posted solid gains for the year despite ending with a volatile fourth quarter. During the second half of the year, oil prices dropped dramatically, hurting energy stocks, but leaving consumers with more discretionary income. Economic growth in the U.S. continued at a moderate pace and inflation remained below the Fed’s target for raising interest rates. For 2014 overall, large-cap value stocks posted returns similar to those of their large-cap growth peers, while outpacing mid- and small-cap value stocks.

VP Value received positive results in absolute terms in eight of the 10 sectors in which it was invested. Relative to the benchmark, investments in the energy, consumer discretionary, and materials sectors detracted. The portfolio benefited from positions in the information technology, health care, and telecommunication services sectors.

Energy Slowed Relative Performance

In the energy sector, the portfolio was hampered by an overweight position in a struggling sector. Many of the portfolio’s energy holdings were negatively impacted by falling oil prices, including Apache Corp., Peabody Energy, and Total SA. Weaker-than-expected demand from non-U.S. markets, higher-than-anticipated supply from North American shale formations, and the Organization of the Petroleum Exporting Countries’ unwillingness to curtail production in the wake of falling prices all drove weakness in crude oil price.
Consumer Discretionary Detracted from Returns

Security selection in the consumer discretionary sector weighed on relative results. Honda Motor suffered from weaker-than-expected earnings driven by increased spending on capacity growth as well as the use of higher incentives to drive sales.

Materials Weighed on Results

In the materials sector, security selection weighed on relative returns, though some of the detraction was offset by the portfolio’s underweight to the sector. Global aluminum fabricator Constellium NV detracted as an acquisition increased its debt burden. Additionally, the company announced its intent to increase capacity over the next three years, which could limit its free cash flow generation.

* All fund returns referenced in this commentary are for Class I shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Information Technology Contributed Positively

Security selection and an overweight position in the information technology sector contributed to relative results. In particular, an overweight in the technology hardware, storage and peripherals industry contributed to relative results. Applied Materials enhanced relative results. The semiconductor equipment maker saw fundamentals improve across the industry in the wake of technology changes in semiconductor and memory manufacturing. The company continues to focus on improving its margins, market share, and research and development productivity. Additionally, the firm is working toward closing an acquisition that would be highly accretive.

Health Care Was a Source of Strength

Selection among health care companies helped relative returns. Merger and acquisition activity served as a tailwind for several of the portfolio’s holdings. Health care company CareFusion Corp. appreciated after accepting a buyout offer from Becton Dickinson and Co. at a nearly 30% premium to where the stock was trading at the time of the offer.

Industrials Added Value

In the industrials sector, security selection enhanced relative performance overall. Waste management company Republic Services contributed as the improving economy drove better volume growth. The company also benefited from solid execution by management and we continued to find the stock’s valuation attractive. The sector was also the source of a top detractor, Koninklijke Philips Electronics NV. The stock underperformed early in the year when management announced there would be near term drags on earnings. Later in the year, the company lost a patent infringement case against Masimo and was ordered to pay a settlement. We continue to find the stock’s valuation attractive. The company is positioned to continue improving operating margins and is splitting off its lighting business from the rest of the company.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of December 31, 2014, we saw attractive opportunities in energy, information technology, and industrials names as reflected by the portfolio’s overweights in these sectors. Conversely, smaller relative weightings were given to financials, utilities, and materials stocks. In the financials sector, we maintained the portfolio’s underweight position in real estate investment trusts as continued low interest rates have kept valuations stretched. The portfolio’s largest overweight position is in the energy sector, where holdings are focused in integrated and exploration and production energy companies with significant potential for free cash flow to turn positive, and where there has been a sell-off in commodity price. The portfolio has an underweight position in the utilities sector, especially in the multi-utilities industry.

5

Fund Characteristics

DECEMBER 31, 2014
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.1%
General Electric Co.	3.2%
Pfizer, Inc.	3.1%
Procter & Gamble Co. (The)	2.8%
Chevron Corp.	2.7%
JPMorgan Chase & Co.	2.6%
Wells Fargo & Co.	2.5%
AT&T, Inc.	2.0%
Cisco Systems, Inc.	1.9%
Republic Services, Inc.	1.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	14.0%
Banks	11.5%
Pharmaceuticals	6.7%
Insurance	4.8%
Health Care Equipment and Supplies	4.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.7%
Foreign Common Stocks*	5.3%
Total Common Stocks	97.0%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	—**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1) 7/1/14 – 12/31/14	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,041.10	$4.17	0.81%
Class I (before waiver)	$1,000	$1,041.10(2)	$4.99	0.97%
Class II (after waiver)	$1,000	$1,040.20	$4.94	0.96%
Class II (before waiver)	$1,000	$1,040.20(2)	$5.76	1.12%
Class III (after waiver)	$1,000	$1,041.10	$4.17	0.81%
Class III (before waiver)	$1,000	$1,041.10(2)	$4.99	0.97%
Hypothetical
Class I (after waiver)	$1,000	$1,021.12	$4.13	0.81%
Class I (before waiver)	$1,000	$1,020.32	$4.94	0.97%
Class II (after waiver)	$1,000	$1,020.37	$4.89	0.96%
Class II (before waiver)	$1,000	$1,019.56	$5.70	1.12%
Class III (after waiver)	$1,000	$1,021.12	$4.13	0.81%
Class III (before waiver)	$1,000	$1,020.32	$4.94	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

8

Schedule of Investments

DECEMBER 31, 2014

	Shares	Value
COMMON STOCKS — 97.0%
Aerospace and Defense — 1.2%
Boeing Co. (The)	33,641	$4,372,657
Exelis, Inc.	138,637	2,430,307
Textron, Inc.	94,945	3,998,134
		10,801,098
Air Freight and Logistics — 0.3%
United Parcel Service, Inc., Class B	24,680	2,743,676
Airlines — 0.2%
Japan Airlines Co. Ltd.	59,200	1,729,267
Automobiles — 1.2%
General Motors Co.	201,664	7,040,090
Honda Motor Co., Ltd.	129,200	3,757,097
		10,797,187
Banks — 11.5%
Bank of America Corp.	495,660	8,867,357
Bank of Hawaii Corp.	31,210	1,851,065
BB&T Corp.	67,480	2,624,297
BOK Financial Corp.	67,920	4,077,917
Commerce Bancshares, Inc.	137,363	5,973,917
Cullen/Frost Bankers, Inc.	46,182	3,262,297
Investors Bancorp, Inc.	98,768	1,108,671
JPMorgan Chase & Co.	377,879	23,647,668
M&T Bank Corp.	42,474	5,335,584
PNC Financial Services Group, Inc. (The)	120,932	11,032,626
U.S. Bancorp	336,512	15,126,214
Wells Fargo & Co.	423,372	23,209,253
		106,116,866
Beverages — 0.2%
PepsiCo, Inc.	16,781	1,586,811
Capital Markets — 3.8%
Franklin Resources, Inc.	57,475	3,182,391
Goldman Sachs Group, Inc. (The)	27,036	5,240,388
LPL Financial Holdings, Inc.	98,400	4,383,720
Northern Trust Corp.	240,024	16,177,617
State Street Corp.	74,560	5,852,960
		34,837,076
Chemicals — 0.2%
Mosaic Co. (The)	37,650	1,718,723
Commercial Services and Supplies — 3.9%
ADT Corp. (The)	268,098	9,713,191
Republic Services, Inc.	424,769	17,096,952
Tyco International plc	168,117	7,373,612
9

	Shares	Value
Waste Management, Inc.	27,282	$1,400,112
		35,583,867
Communications Equipment — 2.1%
Cisco Systems, Inc.	627,563	17,455,665
QUALCOMM, Inc.	32,830	2,440,254
		19,895,919
Containers and Packaging — 0.6%
Bemis Co., Inc.	69,255	3,131,018
Sonoco Products Co.	50,001	2,185,044
		5,316,062
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class A(1)	50	11,300,000
Berkshire Hathaway, Inc., Class B(1)	34,364	5,159,755
		16,459,755
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	546,550	18,358,614
CenturyLink, Inc.	112,348	4,446,734
		22,805,348
Electric Utilities — 2.7%
Great Plains Energy, Inc.	250,593	7,119,347
Southern Co. (The)	76,559	3,759,813
Westar Energy, Inc.	162,052	6,683,024
Xcel Energy, Inc.	198,683	7,136,693
		24,698,877
Electrical Equipment — 0.5%
Emerson Electric Co.	68,960	4,256,901
Electronic Equipment, Instruments and Components — 0.3%
TE Connectivity Ltd.	39,100	2,473,075
Food and Staples Retailing — 2.5%
Sysco Corp.	190,568	7,563,644
Wal-Mart Stores, Inc.	176,418	15,150,778
		22,714,422
Food Products — 2.3%
ConAgra Foods, Inc.	129,224	4,688,247
General Mills, Inc.	63,760	3,400,321
J.M. Smucker Co. (The)	27,640	2,791,087
Kellogg Co.	51,372	3,361,784
Mondelez International, Inc., Class A	201,226	7,309,534
		21,550,973
Gas Utilities — 0.5%
Laclede Group, Inc. (The)	92,627	4,927,756
Health Care Equipment and Supplies — 4.5%
Boston Scientific Corp.(1)	262,494	3,478,046
CareFusion Corp.(1)	234,579	13,919,918
Covidien plc	27,787	2,842,054
Medtronic, Inc.	170,303	12,295,877

10

	Shares	Value
Stryker Corp.	67,171	$6,336,240
Zimmer Holdings, Inc.	27,348	3,101,810
		41,973,945
Health Care Providers and Services — 1.9%
LifePoint Hospitals, Inc.(1)	96,918	6,969,373
UnitedHealth Group, Inc.	107,128	10,829,570
		17,798,943
Hotels, Restaurants and Leisure — 1.3%
Carnival Corp.	99,785	4,523,254
International Game Technology	214,475	3,699,694
International Speedway Corp., Class A	110,294	3,490,805
		11,713,753
Household Products — 2.8%
Procter & Gamble Co. (The)	281,788	25,668,069
Industrial Conglomerates — 4.1%
General Electric Co.	1,149,812	29,055,749
Koninklijke Philips Electronics NV	295,728	8,586,510
		37,642,259
Insurance — 4.8%
ACE Ltd.	40,679	4,673,203
Aflac, Inc.	79,045	4,828,859
Brown & Brown, Inc.	43,959	1,446,691
Chubb Corp. (The)	66,374	6,867,718
HCC Insurance Holdings, Inc.	117,859	6,307,814
MetLife, Inc.	136,859	7,402,703
Reinsurance Group of America, Inc.	62,752	5,498,330
Travelers Cos., Inc. (The)	32,823	3,474,315
Unum Group	101,960	3,556,365
		44,055,998
IT Services — 0.2%
Teradata Corp.(1)	43,530	1,901,390
Leisure Products — 0.1%
Mattel, Inc.	40,140	1,242,132
Media — 1.0%
Discovery Communications, Inc., Class A(1)	52,980	1,825,161
Markit Ltd.(1)	155,005	4,096,782
Walt Disney Co. (The)	32,031	3,017,000
		8,938,943
Metals and Mining — 1.2%
Constellium NV, Class A(1)	153,753	2,526,162
Freeport-McMoRan, Inc.	185,462	4,332,392
Newmont Mining Corp.	98,016	1,852,503
Nucor Corp.	44,960	2,205,288
		10,916,345
Multi-Utilities — 1.1%
PG&E Corp.	196,450	10,458,998

11

	Shares	Value
Multiline Retail — 1.0%
Target Corp.	118,531	$8,997,688
Oil, Gas and Consumable Fuels — 14.0%
Apache Corp.	146,278	9,167,242
California Resources Corp.(1)	69,341	382,069
Chevron Corp.	224,180	25,148,512
Devon Energy Corp.	98,399	6,023,003
Exxon Mobil Corp.	407,617	37,684,192
Imperial Oil Ltd.	274,069	11,806,811
Occidental Petroleum Corp.	179,338	14,456,436
Peabody Energy Corp.	334,454	2,588,674
Southwestern Energy Co.(1)	101,119	2,759,538
Total SA	238,842	12,314,509
Ultra Petroleum Corp.(1)	252,164	3,318,478
Williams Partners LP	83,185	3,722,529
		129,371,993
Pharmaceuticals — 6.7%
Johnson & Johnson	151,701	15,863,373
Merck & Co., Inc.	247,992	14,083,466
Pfizer, Inc.	906,399	28,234,329
Sanofi	34,770	3,168,796
		61,349,964
Real Estate Investment Trusts (REITs) — 3.0%
Annaly Capital Management, Inc.	482,664	5,217,598
Capstead Mortgage Corp.	239,262	2,938,137
Corrections Corp. of America	199,165	7,237,656
Empire State Realty Trust, Inc.	200,661	3,527,620
Piedmont Office Realty Trust, Inc., Class A	344,018	6,481,299
Weyerhaeuser Co.	53,750	1,929,088
		27,331,398
Road and Rail — 0.5%
Heartland Express, Inc.	29,275	790,718
Werner Enterprises, Inc.	123,565	3,849,049
		4,639,767
Semiconductors and Semiconductor Equipment — 4.3%
Applied Materials, Inc.	306,584	7,640,073
Broadcom Corp., Class A	76,280	3,305,213
Intel Corp.	452,527	16,422,205
Marvell Technology Group Ltd.	119,770	1,736,665
Maxim Integrated Products, Inc.	80,230	2,556,930
Microchip Technology, Inc.	43,010	1,940,181
MKS Instruments, Inc.	58,950	2,157,570
Teradyne, Inc.	177,361	3,509,974
		39,268,811
Software — 1.4%
Microsoft Corp.	157,791	7,329,392
NICE-Systems Ltd. ADR	54,181	2,744,268

12

	Shares	Value
Oracle Corp.	69,823	$3,139,940
		13,213,600
Specialty Retail — 0.6%
Lowe's Cos., Inc.	87,118	5,993,718
Technology Hardware, Storage and Peripherals — 3.2%
Apple, Inc.	56,378	6,223,004
EMC Corp.	296,433	8,815,917
Hewlett-Packard Co.	128,657	5,163,005
QLogic Corp.(1)	91,966	1,224,987
SanDisk Corp.	38,458	3,768,115
Western Digital Corp.	38,658	4,279,441
		29,474,469
Textiles, Apparel and Luxury Goods — 0.3%
Coach, Inc.	78,870	2,962,357
Thrifts and Mortgage Finance — 0.5%
People's United Financial, Inc.	295,722	4,489,060
Wireless Telecommunication Services — 0.2%
Rogers Communications, Inc., Class B	61,720	2,399,632
TOTAL COMMON STOCKS (Cost $670,493,934)		892,816,891
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00% - 1.25%, 5/31/18 - 1/31/19, valued at $4,620,610), in a joint trading account at 0.04%, dated 12/31/14, due 1/2/15 (Delivery value $4,525,592)		4,525,582
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125%, 12/31/21, valued at $18,472,900), at 0.00%, dated 12/31/14, due 1/2/15 (Delivery value $18,108,000)		18,108,000
State Street Institutional Liquid Reserves Fund, Premier Class	5,097,950	5,097,950
TOTAL TEMPORARY CASH INVESTMENTS (Cost $27,731,532)		27,731,532
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $698,225,466)		920,548,423
OTHER ASSETS AND LIABILITIES†		(149,785)
TOTAL NET ASSETS — 100.0%		$920,398,638

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,454,327	CAD	12,159,428	JPMorgan Chase Bank N.A.	1/30/15	$(5,436)
USD	311,146	CAD	361,672	JPMorgan Chase Bank N.A.	1/30/15	29
USD	17,812,670	EUR	14,560,567	UBS AG	1/30/15	188,956
USD	656,805	EUR	540,115	UBS AG	1/30/15	3,065
JPY	17,876,550	USD	149,665	Credit Suisse AG	1/30/15	(390)
USD	4,215,433	JPY	503,611,500	Credit Suisse AG	1/30/15	10,112
USD	130,978	JPY	15,774,450	Credit Suisse AG	1/30/15	(743)
						$195,593

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

DECEMBER 31, 2014
Assets
Investment securities, at value (cost of $698,225,466)	$920,548,423
Foreign currency holdings, at value (cost of $134,239)	124,674
Receivable for investments sold	2,311,613
Receivable for capital shares sold	194,800
Unrealized appreciation on forward foreign currency exchange contracts	202,162
Dividends and interest receivable	2,011,136
925,392,808

Liabilities
Payable for investments purchased	2,513,220
Payable for capital shares redeemed	1,796,100
Unrealized depreciation on forward foreign currency exchange contracts	6,569
Accrued management fees	582,729
Distribution fees payable	95,552
4,994,170

Net Assets	$920,398,638

Net Assets Consist of:
Capital (par value and paid-in surplus)	$942,345,561
Undistributed net investment income	2,544,227
Accumulated net realized loss	(246,999,361)
Net unrealized appreciation	222,508,211
$920,398,638

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$453,412,160	48,168,669	$9.41
Class II, $0.01 Par Value	$449,905,896	47,745,766	$9.42
Class III, $0.01 Par Value	$17,080,582	1,814,615	$9.41

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED DECEMBER 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $251,238)	$22,653,378
Interest	4,683
22,658,061

Expenses:
Management fees	8,275,270
Distribution fees - Class II	1,148,877
Directors’ fees and expenses	6,648
9,430,795
Fees waived	(1,114,706)
8,316,089

Net investment income (loss)	14,341,972

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	105,653,773
Foreign currency transactions	3,581,694
109,235,467

Change in net unrealized appreciation (depreciation) on:
Investments	(12,978,039)
Translation of assets and liabilities in foreign currencies	416,316
(12,561,723)

Net realized and unrealized gain (loss)	96,673,744

Net Increase (Decrease) in Net Assets Resulting from Operations	$111,015,716

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2014 AND DECEMBER 31, 2013
Increase (Decrease) in Net Assets	December 31, 2014	December 31, 2013
Operations
Net investment income (loss)	$14,341,972	$14,941,777
Net realized gain (loss)	109,235,467	93,625,951
Change in net unrealized appreciation (depreciation)	(12,561,723)	127,564,749
Net increase (decrease) in net assets resulting from operations	111,015,716	236,132,477

Distributions to Shareholders
From net investment income:
Class I	(6,707,258)	(6,577,276)
Class II	(6,390,044)	(6,986,297)
Class III	(160,064)	(137,827)
Decrease in net assets from distributions	(13,257,366)	(13,701,400)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(127,098,072)	(41,768,621)

Redemption Fees
Increase in net assets from redemption fees	1,027	6,216

Net increase (decrease) in net assets	(29,338,695)	180,668,672

Net Assets
Beginning of period	949,737,333	769,068,661
End of period	$920,398,638	$949,737,333

Undistributed net investment income	$2,544,227	$1,959,350

See Notes to Financial Statements.

17

Notes to Financial Statements

DECEMBER 31, 2014

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

18

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. From January 1, 2014 through July 31, 2014, the investment advisor voluntarily agreed to waive 0.09% of its management fee. Effective August 1, 2014, the investment advisor voluntarily agreed to waive 0.17% of its management fee. The investment advisor expects the fee waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2014 was $539,797, $561,072 and $13,837 for Class I, Class II and Class III, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2014 was 0.96%, 0.86% and 0.96% for Class I, Class II and Class III, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2014 was 0.84%, 0.74% and 0.84% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended December 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2014 were $388,343,945 and $522,914,602, respectively.

For the year ended December 31, 2014, the fund incurred net realized gains of $21,598,277 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2014		Year ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	650,000,000		650,000,000
Sold	6,643,650	$59,752,310	7,409,923	$56,339,682
Issued in reinvestment of distributions	747,712	6,690,160	847,721	6,577,276
Redeemed	(10,169,151)	(90,424,490)	(11,735,621)	(89,201,132)
	(2,777,789)	(23,982,020)	(3,477,977)	(26,284,174)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	5,530,025	49,219,802	5,442,726	41,613,148
Issued in reinvestment of distributions	716,336	6,390,044	899,898	6,986,297
Redeemed	(18,662,385)	(164,069,177)	(8,716,203)	(66,491,138)
	(12,416,024)	(108,459,331)	(2,373,579)	(17,891,693)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	923,789	8,498,047	558,340	4,297,923
Issued in reinvestment of distributions	17,797	160,064	17,660	137,827
Redeemed	(380,366)	(3,314,832)	(266,893)	(2,028,504)
	561,220	5,343,279	309,107	2,407,246
Net increase (decrease)	(14,632,593)	$(127,098,072)	(5,542,449)	$(41,768,621)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$849,054,269	$43,762,622	—
Temporary Cash Investments	5,097,950	22,633,582	—
	$854,152,219	$66,396,204	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$202,162	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(6,569)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $42,836,140.

The value of foreign currency risk derivative instruments as of December 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $202,162 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $6,569 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,600,472 in net realized gain (loss) on foreign currency transactions and $425,427 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$13,257,366	$13,701,400
Long-term capital gains	—	—

22

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to redemptions in kind, were made to capital $18,653,891, undistributed net investment income $(499,729), and accumulated net realized loss $(18,154,162).

As of December 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$716,552,121
Gross tax appreciation of investments	$219,878,543
Gross tax depreciation of investments	(15,882,241)
Net tax appreciation (depreciation) of investments	203,996,302
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(10,347)
Net tax appreciation (depreciation)	$203,985,955
Undistributed ordinary income	$2,544,235
Accumulated short-term capital losses	$(228,477,113)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(8,431,774) and $(220,045,339) expire in 2016 and 2017, respectively.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2014	$8.45	0.15	0.95	1.10	(0.14)	$9.41	13.08%	0.84%	0.96%	1.66%	1.54%	44%	$453,412
2013	$6.52	0.14	1.92	2.06	(0.13)	$8.45	31.73%	0.88%	0.97%	1.79%	1.70%	51%	$430,392
2012	$5.80	0.11	0.73	0.84	(0.12)	$6.52	14.58%	0.94%	0.98%	1.74%	1.70%	47%	$354,809
2011	$5.86	0.10	(0.04)	0.06	(0.12)	$5.80	1.01%	0.98%	0.98%	1.74%	1.74%	67%	$362,221
2010	$5.28	0.12	0.58	0.70	(0.12)	$5.86	13.42%	0.98%	0.98%	2.16%	2.16%	69%	$385,638
Class II
2014	$8.46	0.13	0.95	1.08	(0.12)	$9.42	12.89%	0.99%	1.11%	1.51%	1.39%	44%	$449,906
2013	$6.53	0.12	1.92	2.04	(0.11)	$8.46	31.48%	1.03%	1.12%	1.64%	1.55%	51%	$508,757
2012	$5.80	0.10	0.74	0.84	(0.11)	$6.53	14.58%	1.09%	1.13%	1.59%	1.55%	47%	$408,104
2011	$5.86	0.09	(0.04)	0.05	(0.11)	$5.80	0.86%	1.13%	1.13%	1.59%	1.59%	67%	$383,192
2010	$5.29	0.11	0.57	0.68	(0.11)	$5.86	13.04%	1.13%	1.13%	2.01%	2.01%	69%	$409,296
Class III
2014	$8.45	0.15	0.95	1.10	(0.14)	$9.41	13.08%	0.84%	0.96%	1.66%	1.54%	44%	$17,081
2013	$6.52	0.14	1.92	2.06	(0.13)	$8.45	31.73%	0.88%	0.97%	1.79%	1.70%	51%	$10,588
2012	$5.80	0.11	0.73	0.84	(0.12)	$6.52	14.58%	0.94%	0.98%	1.74%	1.70%	47%	$6,156
2011	$5.86	0.10	(0.04)	0.06	(0.12)	$5.80	1.01%	0.98%	0.98%	1.74%	1.74%	67%	$6,063
2010	$5.28	0.12	0.58	0.70	(0.12)	$5.86	13.42%	0.98%	0.98%	2.16%	2.16%	69%	$7,984

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 12, 2015

25

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $13,257,366, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2014 as qualified for the corporate dividends received deduction.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-84527 1502

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $234,490
FY 2014:    $194,700

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $75,000
FY 2014:    $91,808

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 20, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 20, 2015